UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2014

Item 1.  Report to Stockholders.

[Calvert High Yield Bond Fund Annual Report]

[Calvert Income Fund Annual Report]

[Calvert Short-Duration Income Fund Annual Report]

[Calvert Long-Term Income Fund Annual Report]

[Calvert Ultra-Short Income Fund Annual Report]

[Calvert Government Fund Annual Report]

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4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Schedule of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
31	Financial Highlights
36	Explanation of Financial Tables
37	Proxy Voting
38	Availability of Quarterly Portfolio Holdings
39	Trustee and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

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Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 5

Performance

For the 12-month period ended September 30, 2014, Calvert High Yield Bond Fund (Class A shares at NAV) returned 4.80%. Its benchmark index, the BofA Merrill Lynch High Yield Master II Index returned 7.23% for the same period. The Fund’s underper-formance was largely the result of a shorter-than-benchmark duration1 and security selection.

Change in Investment Strategy Effective January 31, 2015

The Fund currently invests primarily in intermediate maturity bonds. Effective January 31, 2015, the intermediate maturity limitation will be removed, and the Fund’s duration and maturity will be managed tactically based on the Advisor’s outlook for the fixed-income markets. See the prospectus supplement at the end of this report.

Market Review

During the 12 month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies. U.S. economic growth was choppy, with the weather-induced January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target

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rate.2 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably3 grew in the neighborhood of 2%, in line with the average rate since the Great Recession.4 Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securities. The Barclays Long Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.5 However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but finished September significantly lower at 2.52%, while yields on two-year Treasury notes rose from 0.33% to 0.58% during the period. Overseas, as price deflation and recession threatened the eurozone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency proved strong relative to those of Japan, China, and Europe, where growth was disappointing.

CALVERT HIGH YIELD
BOND FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	-0.64%	4.80%
Class C	-1.12%	3.76%
Class I	-0.47%	5.16%
Class Y	-0.52%	5.07%
BofA Merrill
Lynch High
Yield Master II
Index	0.59%	7.23%
Lipper High
Yield Funds
Average	0.02%	5.94%

	30 Days Ended
SEC Yield	9/30/13	9/30/14
Class A	4.85%	5.14%
Class C	3.92%	4.31%
Class I	5.45%	5.68%
Class Y	5.18%	5.60%

% of Total
Economic Sectors	Investments
Corporate	92.8%
Financial Institutions	4.3%
Industrial	87.7%
Utility	0.8%
Municipal	2.0%
Government Public Service	2.0%
Securitized	3.1%
Asset-Backed Securities	1.5%
Commercial Mortgage-
Backed Securities	1.6%
Short-Term Investments	2.1%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

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Fund Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate. The Fund’s relatively short duration, compared to the Index, and positions in several underperforming securities, were the main detractors from performance. Broadly speaking, high-yield bonds under-performed investment-grade bonds during the reporting period.

The Fund has adopted a strategy of seeking to reduce interest-rate exposure through duration and yield-curve positioning, while relying on fundamental credit analysis to deliver quality returns over time. This strategy lends itself to being underweight in issues rated BB, with greater exposure to securities rated B- and lower. While this can approach can lead to underper-formance in a flight-to-safety environment and/or interest-rate rally, we believe it is well-suited to the current market. In the present low interest rate, low credit-default environment, we believe the best risk-adjusted returns will come from stringent fundamental analysis and opportunistic trading, strategies in which we specialize. Another strategy involves special credit situations, where a security’s performance is contingent upon asset sales or restructuring. In these situations, returns can be uneven, yet rewarding for patient investors. While we limit our investment in special credit situations, we will invest opportunistically and stay the course where we believe the potential returns merit the risk.

At the end of the reporting period, the Fund’s duration shorter than that of the Index, a positioning we have maintained as a measure of risk protection against rising interest rates. The yield curve flattened throughout the majority of the year, with short-term interest rates rising and intermediate- and long-term rates falling. The Fund’s hedging strategy, partially implemented with Treasury futures, which is

CALVERT HIGH YIELD
BOND FUND
September 30, 2014

Average Annual Total Returns

Class A Shares*	(with max. load)
One year	0.85%
Five year	9.24%
Ten year	6.94%
Class C Shares	(with max. load)
One year	2.72%
Since inception (10/31/2011)	7.37%
Class I Shares*
One year	5.16%
Five year	10.67%
Ten year	7.79%
Class Y Shares*
One year	5.07%
Five year	10.26%
Ten year	7.44%

* Pursuant to an Agreement and Plan of Reorganization, Class A and Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF High Yield”), were reorganized into the Class A and Class I shares, respectively, of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, reflect the performance of SMF High Yield. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.43%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 9

used to manage interest-rate risk and yield-curve position, detracted from performance.

We help diversify the portfolio with positions in bank loans, opportunistic collateral mortgage-backed securities (CMBS), asset-backed securities (ABS) and municipal securities; however, corporate bonds remain the Fund’s core investment.

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015.

In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

2. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

3. Assuming Q3 GDP growth at a 3% annualized pace.

4. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

5. Barclays U.S. Treasury Index.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$993.60	$5.35
Hypothetical	$1,000.00	$1,019.70	$5.42
(5% return per year before expenses)

Class C
Actual	$1,000.00	$988.79	$10.32
Hypothetical	$1,000.00	$1,014.69	$10.45
(5% return per year before expenses)

Class I
Actual	$1,000.00	$995.35	$3.70
Hypothetical	$1,000.00	$1,021.36	$3.75
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$994.77	$4.10
Hypothetical	$1,000.00	$1,020.96	$4.15
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 2.07%, 0.74%, and 0.82% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund: We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2014

Collateralized Mortgage-Backed Obligations	Principal
(Privately Originated) - 1.5%	Amount	Value
CAM Mortgage Trust:
4.45%, 5/15/48 (e)(r)	$1,500,000	$1,508,622
5.50%, 12/15/53 (e)(r)	500,000	502,574

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $1,997,542)		2,011,196

Commercial Mortgage-Backed Securities - 1.5%
Hilton USA Trust, 5.609%, 11/5/30 (e)(r)	1,500,000	1,523,256
ORES NPL LLC, 6.00%, 3/27/24 (e)	500,000	498,846

Total Commercial Mortgage-Backed Securities (Cost $2,028,885)		2,022,102

Corporate Bonds - 90.5%
99¢ Only Stores, 11.00%, 12/15/19	500,000	542,500
Access Midstream Partners LP / ACMP Finance Corp.:
6.125%, 7/15/22	1,000,000	1,065,000
4.875%, 3/15/24	500,000	511,250
ADS Waste Holdings, Inc., 8.25%, 10/1/20	755,000	787,088
Advanced Micro Devices, Inc.:
6.75%, 3/1/19	500,000	505,000
7.75%, 8/1/20	500,000	507,500
Alcoa, Inc., 5.40%, 4/15/21	500,000	529,490
Ally Financial, Inc.:
3.25%, 9/29/17	1,000,000	987,500
4.75%, 9/10/18	1,000,000	1,025,000
Alphabet Holding Co., Inc., 7.75%, 11/1/17	1,250,000	1,225,000
Altice SA, 7.75%, 5/15/22 (e)	1,000,000	1,032,500
American Eagle Energy Corp., 11.00%, 9/1/19 (e)	1,500,000	1,455,000
American Energy-Permian Basin LLC / AEPB Finance Corp.,
6.741%, 8/1/19 (e)(r)	1,000,000	916,250
Antero Resources Corp., 5.125%, 12/1/22 (e)	500,000	486,250
Antero Resources Finance Corp., 6.00%, 12/1/20	1,300,000	1,326,000
ArcelorMittal, 6.125%, 6/1/18	1,250,000	1,325,000
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.,
6.625%, 10/1/20	500,000	511,250
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
4.875%, 11/15/17	750,000	765,000
Baytex Energy Corp., 5.125%, 6/1/21 (e)	500,000	487,500
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging
Holdings II Is, 6.00%, 6/15/17 (e)	250,000	246,250
Beverages & More, Inc., 10.00%, 11/15/18 (e)	1,500,000	1,410,000
BI-LO LLC / BI-LO Finance Corp.:
8.625%, 9/15/18 (e)	868,000	792,050
9.25%, 2/15/19 (e)	500,000	490,000

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	Principal
Corporate Bonds - Cont’d	Amount	Value
Bombardier, Inc., 7.75%, 3/15/20 (e)	$750,000	$817,650
Bon-Ton Department Stores, Inc., 8.00%, 6/15/21	1,500,000	1,342,500
Calpine Corp., 5.375%, 1/15/23	1,000,000	967,500
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	500,000	543,750
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.25%, 3/15/21	1,000,000	980,000
Celanese US Holdings LLC, 4.625%, 11/15/22	500,000	490,000
Cemex SAB de CV, 6.50%, 12/10/19 (e)	2,000,000	2,065,000
CenturyLink, Inc.:
5.625%, 4/1/20	600,000	618,900
6.45%, 6/15/21	500,000	535,000
7.65%, 3/15/42	750,000	738,750
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	1,060,000	1,160,700
Chesapeake Energy Corp., 4.875%, 4/15/22	2,250,000	2,261,250
Chinos Intermediate Holdings A, Inc., 7.75%, 5/1/19 (e)	750,000	710,625
Chrysler Group LLC / CG Co-Issuer, Inc.:
8.00%, 6/15/19	1,700,000	1,804,125
8.25%, 6/15/21	500,000	545,000
CIT Group, Inc.:
4.25%, 8/15/17	550,000	555,500
5.25%, 3/15/18	1,750,000	1,802,500
Coveris Holdings SA, 7.875%, 11/1/19 (e)	1,250,000	1,306,250
Crimson Merger Sub, Inc., 6.625%, 5/15/22 (e)	500,000	455,625
Digicel Group Ltd., 7.125%, 4/1/22 (e)	500,000	499,000
Digicel Ltd.:
8.25%, 9/1/17 (e)	250,000	254,700
6.00%, 4/15/21 (e)	500,000	495,000
DigitalGlobe, Inc., 5.25%, 2/1/21 (e)	750,000	720,000
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	750,000	847,500
EP Energy LLC / Everest Acquisition Finance, Inc., 6.875%, 5/1/19	500,000	521,250
Exopack Holding Corp., 10.00%, 6/1/18 (e)	500,000	538,125
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.,
8.625%, 6/15/20	1,000,000	1,040,000
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	1,250,000	1,218,750
First Data Corp., 11.75%, 8/15/21	2,530,000	2,928,475
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	1,000,000	1,007,500
Frontier Communications Corp., 6.25%, 9/15/21	1,000,000	990,000
Gannett Co., Inc., 4.875%, 9/15/21 (e)	500,000	483,750
General Motors Financial Co., Inc., 4.375%, 9/25/21	1,000,000	1,022,500
Gibson Brands, Inc., 8.875%, 8/1/18 (e)	1,250,000	1,221,875
Global Brass & Copper, Inc., 9.50%, 6/1/19	500,000	555,000
Goodrich Petroleum Corp., 8.875%, 3/15/19	1,176,000	1,208,340
Hanesbrands, Inc., 6.375%, 12/15/20	500,000	526,000
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	1,000,000	1,067,500
HCA, Inc.:
3.75%, 3/15/19	1,000,000	977,500
5.00%, 3/15/24	500,000	491,875

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

	Principal
Corporate Bonds - Cont’d	Amount	Value
Hercules Offshore, Inc.:
10.25%, 4/1/19 (e)	$1,000,000	$952,500
8.75%, 7/15/21 (e)	1,500,000	1,305,000
Hologic, Inc., 6.25%, 8/1/20	571,000	588,130
iHeartCommunications, Inc., 10.00%, 1/15/18	750,000	628,522
Ineos Finance plc, 8.375%, 2/15/19 (e)	2,000,000	2,140,000
Infor US, Inc., 9.375%, 4/1/19	500,000	540,000
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	2,250,000	2,205,000
Intelsat Luxembourg SA:
6.75%, 6/1/18	500,000	513,750
7.75%, 6/1/21	500,000	509,375
Interactive Data Corp., 5.875%, 4/15/19 (e)	1,000,000	996,250
International Lease Finance Corp., 3.875%, 4/15/18	750,000	744,375
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	1,250,000	1,262,344
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	1,425,000	1,487,344
Kennedy-Wilson, Inc., 8.75%, 4/1/19	500,000	531,250
Kinder Morgan, Inc., 5.00%, 2/15/21 (e)	1,000,000	1,042,500
Kinetic Concepts, Inc., 10.50%, 11/1/18	1,000,000	1,087,500
Kodiak Oil & Gas Corp., 5.50%, 1/15/21	1,750,000	1,767,500
Koppers, Inc., 7.875%, 12/1/19	1,008,000	1,047,060
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	1,304,000	1,343,120
Landry's, Inc., 9.375%, 5/1/20 (e)	555,000	586,912
Lear Corp., 8.125%, 3/15/20	656,000	692,080
Level 3 Communications, Inc.:
11.875%, 2/1/19	250,000	270,000
8.875%, 6/1/19	250,000	266,875
Level 3 Financing, Inc., 3.823%, 1/15/18 (e)(r)	1,000,000	985,300
Memorial Resource Development Corp., 5.875%, 7/1/22 (e)	1,000,000	977,500
MGM Resorts International, 7.625%, 1/15/17	500,000	543,750
Michaels FinCo Holdings LLC / Michaels FinCo, Inc.,
7.50%, 8/1/18 (e)	1,470,000	1,495,725
Micron Technology, Inc., 5.50%, 2/1/25 (e)	500,000	490,000
Nielsen Finance LLC / Nielsen Finance Co.:
4.50%, 10/1/20	1,000,000	967,500
5.00%, 4/15/22 (e)	1,000,000	977,500
NII Capital Corp.:
10.00%, 8/15/16 (q)*	500,000	142,500
7.625%, 4/1/21 (p)*	500,000	95,000
Northern Tier Energy LLC / Northern Tier Finance Corp.,
7.125%, 11/15/20	850,000	896,750
Novelis, Inc., 8.375%, 12/15/17	500,000	520,000
Numericable Group SA:
4.875%, 5/15/19 (e)	1,000,000	987,500
6.00%, 5/15/22 (e)	1,000,000	1,007,500
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	750,000	765,000
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	1,100,000	1,157,750

16	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Plastipak Holdings, Inc., 6.50%, 10/1/21 (e)	$1,000,000	$1,015,000
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,073,750
QEP Resources, Inc., 5.25%, 5/1/23	500,000	485,000
Quicksilver Resources, Inc., 7.125%, 4/1/16	3,300,000	1,336,500
Regency Energy Partners LP / Regency Energy Finance Corp.:
5.875%, 3/1/22	500,000	520,000
5.00%, 10/1/22	500,000	492,500
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	261,250
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC:
7.125%, 4/15/19	500,000	518,125
9.00%, 4/15/19	250,000	260,312
9.875%, 8/15/19	250,000	269,062
Rite Aid Corp., 9.25%, 3/15/20	760,000	828,400
Rosetta Resources, Inc.:
5.625%, 5/1/21	500,000	487,500
5.875%, 6/1/24	500,000	491,250
Sabine Pass Liquefaction LLC:
5.625%, 2/1/21	500,000	513,750
5.75%, 5/15/24 (e)	500,000	508,750
Safway Group Holding LLC / Safway Finance Corp.,
7.00%, 5/15/18 (e)	500,000	508,750
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (e)	500,000	541,250
SandRidge Energy, Inc., 7.50%, 3/15/21	1,000,000	975,000
Serta Simmons Holdings LLC, 8.125%, 10/1/20 (e)	1,000,000	1,055,000
SM Energy Co., 6.50%, 1/1/23	500,000	520,000
Smithfield Foods, Inc.:
5.25%, 8/1/18 (e)	250,000	250,625
5.875%, 8/1/21 (e)	250,000	253,125
Sophia LP / Sophia Finance, Inc., 9.75%, 1/15/19 (e)	250,000	268,750
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	810,000	818,100
Sprint Capital Corp., 6.90%, 5/1/19	1,750,000	1,839,688
Sprint Corp.:
7.25%, 9/15/21 (e)	500,000	520,625
7.875%, 9/15/23 (e)	500,000	530,000
Standard Pacific Corp., 8.375%, 5/15/18	500,000	567,500
SUPERVALU, Inc., 6.75%, 6/1/21	500,000	492,500
Telecom Italia SpA, 5.303%, 5/30/24 (e)	1,750,000	1,715,000
Titan International, Inc., 6.875%, 10/1/20	1,000,000	980,000
T-Mobile USA, Inc.:
6.542%, 4/28/20	750,000	768,750
6.125%, 1/15/22	500,000	502,500
6.00%, 3/1/23	500,000	499,375
United Rentals North America, Inc.:
7.375%, 5/15/20	500,000	531,250
7.625%, 4/15/22	500,000	543,750
US Shale Solutions, Inc., 12.50%, 9/1/17 (e)	500	475,000

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

	Principal
Corporate Bonds - Cont’d	Amount	Value
Virgin Australia Trust:
6.00%, 4/23/22 (e)	$456,632	$468,048
5.00%, 4/23/25 (e)	930,488	967,708
VWR Funding, Inc., 7.25%, 9/15/17	500,000	520,625
Westmoreland Coal Co. / Westmoreland Partners, 10.75%, 2/1/18	1,000,000	1,050,000
Whiting Petroleum Corp., 5.00%, 3/15/19	800,000	822,000

Total Corporate Bonds (Cost $122,207,503)		119,806,482

Floating Rate Loans(d) - 0.6%
Albertson's Holdings LLC, 6.75%, 8/25/21 (r)	750,000	745,313

Total Floating Rate Loans (Cost $738,649)		745,313

Municipal Obligations - 2.0%
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	1,750,000	1,709,925
4.704%, 5/1/16	1,000,000	860,000

Total Municipal Obligations (Cost $2,557,876)		2,569,925

Time Deposit - 2.1%
State Street Bank Time Deposit, 0.069%, 10/1/14	2,817,155	2,817,155

Total Time Deposit (Cost $2,817,155)		2,817,155

Equity Securities - 0.5%	Shares
Halcon Resources Corp., Preferred*	800	648,000

Total Equity Securities (Cost $870,928)		648,000

TOTAL INVESTMENTS (Cost $133,218,538) - 98.7%		130,620,173
Other assets and liabilities, net - 1.3%		1,745,902
Net Assets - 100%		$132,366,075

See notes to financial statements.

18	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.
Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) Security is in default and is no longer accruing interest. During the year, $14,085 of interest was written off.

(q) Security is in default and is no longer accruing interest. During the year, $24,861 of interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2014

Assets
Investments in securities, at value (Cost $133,218,538) -
see accompanying schedule	$130,620,173
Receivable for securities sold	6,087,181
Receivable for shares sold	259,544
Interest receivable	2,313,844
Other assets	31,732
Total Assets	139,312,474

Liabilities
Payable for securities purchased	5,818,047
Payable for shares redeemed	1,030,518
Payable to Calvert Investment Management, Inc	28,741
Payable to Calvert Investment Administrative Services, Inc	11,078
Payable to Calvert Investment Services, Inc	1,545
Payable to Calvert Investment Distributors, Inc	19,311
Accrued expenses and other liabilities	37,159
Total Liabilities	6,946,399

Net Assets	$132,366,075

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,306,908 shares outstanding	$62,774,755
Class C: 204,881 shares outstanding	6,191,694
Class I: 1,454,695 shares outstanding	47,232,711
Class Y: 498,008 shares outstanding	15,707,318
Undistributed net investment income	18,336
Accumulated net realized gain (loss)	3,039,626
Net unrealized appreciation (depreciation)	(2,598,365)

Net Assets	$132,366,075

Net Asset Value per Share
Class A (based on net assets of $68,312,588)	$29.61
Class C (based on net assets of $6,142,552)	$29.98
Class I (based on net assets of $42,555,661)	$29.25
Class Y (based on net assets of $15,355,274)	$30.83

See notes to financial statements.

20	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$7,777,652
Dividend Income	11,819
Total investment income	7,789,471

Expenses:
Investment advisory fee	826,890
Administrative fees	127,214
Transfer agency fees and expenses	191,179
Distribution Plan expenses:
Class A	174,033
Class C	50,890
Trustees' fees and expenses	13,486
Custodian fees	42,141
Registration fees	37,151
Reports to shareholders	13,612
Professional fees	35,939
Accounting fees	23,972
Miscellaneous	4,801
Total expenses	1,541,308
Reimbursement from Advisor:
Class A	(207,807)
Class C	(4,082)
Class I	(63,799)
Class Y	(19,578)
Net expenses	1,246,042

Net Investment Income	6,543,429

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,234,351
Futures	(2,835)
3,231,516

Change in unrealized appreciation (depreciation) on:
Investments	(4,430,646)
(4,430,646)

Net Realized and Unrealized Gain (Loss)	(1,199,130)

Increase (Decrease) in Net Assets
Resulting From Operations	$5,344,299

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$6,543,429	$4,769,965
Net realized gain (loss)	3,231,516	2,565,916
Change in unrealized appreciation (depreciation)	(4,430,646)	(822,565)

Increase (Decrease) in Net Assets
Resulting From Operations	5,344,299	6,513,316

Distributions to shareholders from:
Net investment income:
Class A shares	(3,518,578)	(2,430,079)
Class C shares	(205,969)	(125,962)
Class I shares	(2,336,728)	(2,050,600)
Class Y shares	(479,089)	(206,155)
Net realized gain:
Class A shares	(836,008)	—
Class C shares	(56,823)	—
Class I shares	(582,356)	—
Class Y shares	(84,095)	—
Total distributions	(8,099,646)	(4,812,796)

Capital share transactions:
Shares sold:
Class A shares	39,165,330	34,116,910
Class C shares	2,878,615	2,710,773
Class I shares	16,417,167	18,484,430
Class Y shares	13,132,629	5,242,721
Reinvestment of distributions:
Class A shares	4,135,716	2,118,445
Class C shares	245,760	97,312
Class I shares	2,848,791	2,031,029
Class Y shares	551,318	205,585
Redemption fees:
Class A shares	4,883	8,167
Class C shares	10	1
Class I shares	512	433
Class Y shares	4	58
Shares redeemed:
Class A shares	(28,277,945)	(20,063,844)
Class C shares	(704,744)	(713,092)
Class I shares	(15,666,365)	(14,451,986)
Class Y shares	(2,905,267)	(1,837,386)
Total capital share transactions	31,826,414	27,949,556

Total Increase (Decrease) in Net Assets	29,071,067	29,650,076

See notes to financial statements.

22 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2014	2013
Beginning of year	$103,295,008	$73,644,932
End of year (including undistributed net investment income of
$18,336 and $15,271, respectively)	$132,366,075	$103,295,008

Capital Share Activity
Shares sold:
Class A shares	1,283,425	1,128,860
Class C shares	93,045	88,666
Class I shares	543,179	618,889
Class Y shares	412,474	167,773
Reinvestment of distributions:
Class A shares	135,926	70,491
Class C shares	7,985	3,196
Class I shares	94,827	68,438
Class Y shares	17,440	6,573
Shares redeemed:
Class A shares	(925,641)	(666,817)
Class C shares	(22,833)	(23,446)
Class I shares	(521,655)	(484,107)
Class Y shares	(91,866)	(58,284)
Total capital share activity	1,026,306	920,232

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23

NOTES TO FINANCIAL STATEMENTS

Note A –– Significant Accounting Policies

General: Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-today responsibility for determining the fair value of the assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a dis-

24	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

closure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, and municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For collateralized mortgage-backed obligations and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $109, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Collateralized mortgage-backed	—	$2,011,196	—	$2,011,196
obligations
Commercial mortgage-backed	—	2,022,102	—	2,022,102
securities
Corporate debt	—	119,806,373	$109	119,806,482
Equity securities	—	648,000	—	648,000
Municipal obligations	—	2,569,925	—	2,569,925
Other debt obligations	—	3,562,468	—	3,562,468
TOTAL	—	$130,620,064	$109**	$130,620,173

* For a complete listing of investments, please refer to the Schedule of Investments. **Level 3 securities represent 0.0% of net assets.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

26	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counter-party will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes.

During the year, the Fund invested in 5 year U.S. Treasury Notes futures. The activity was limited to a five day period during the year ended September 30, 2014.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27 the Schedule of Investments footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.07%, 2.07%, .74%, and .82%

28	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Classes A, C, I, and Y based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

CID received $42,753 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $16,963 for the year ended September 30, 2014. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

Note C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities and U.S. Government securities, were $308,691,625 and $272,323,631, respectively. U.S. Government security purchases and sales were $930,027 and $929,775 respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2014, there were no such transactions.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$7,885,037	$4,812,796
Long-term capital gain	214,609	—
Total	$8,099,646	$4,812,796

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 29

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,578,376
Unrealized (depreciation)	(4,445,160)
Net unrealized appreciation/(depreciation)	($2,866,784)
Undistributed ordinary income	$2,046,630
Undistributed long-term capital gain	$1,279,751
Federal income tax cost of investments	$133,486,957

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales.

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by the Fund under the agreement were as follows:

	Weighted Average	Maximum Amount	Month of Maximum
Average Daily Balance	Interest Rate	Borrowed	Amount Borrowed
$8,818	1.35%	$1,208,486	August 2014

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

30 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$30.12	$29.38	$26.75
Income from investment operations:
Net investment income	1.55	1.63	1.69
Net realized and unrealized gain (loss)	(.11)	.75	2.62
Total from investment operations	1.44	2.38	4.31
Distributions from:
Net investment income	(1.53)	(1.64)	(1.68)
Net realized gain	(.42)	—	—
Total distributions	(1.95)	(1.64)	(1.68)
Total increase (decrease) in net asset value	(.51)	.74	2.63
Net asset value, ending	$29.61	$30.12	$29.38

Total return*	4.80%	8.27%	16.53%
Ratios to average net assets: A
Net investment income	5.06%	5.45%	6.00%
Total expenses	1.37%	1.43%	1.58%
Expenses before offsets	1.07%	1.11%	1.58%
Net expenses	1.07%	1.11%	1.58%
Portfolio turnover	228%	293%	273%
Net assets, ending (in thousands)	$68,313	$54,608	$37,623

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010
Net asset value, beginning	$27.36	$24.92
Income from investment operations:
Net investment income	1.81	1.80
Net realized and unrealized gain (loss)	(.63)	2.39
Total from investment operations	1.18	4.19
Distributions from:
Net investment income	(1.79)	(1.75)
Net realized gain	—	—
Total distributions	(1.79)	(1.75)
Total increase (decrease) in net asset value	(.61)	2.44
Net asset value, ending	$26.75	$27.36

Total return*	4.17%	17.35%
Ratios to average net assets: A
Net investment income	6.32%	6.98%
Total expenses	1.56%	1.91%
Expenses before offsets	1.56%	1.65%
Net expenses	1.56%	1.65%
Portfolio turnover	286%	233%
Net assets, ending (in thousands)	$17,206	$9,427

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012 (z) ^^
Net asset value, beginning	$30.48	$29.72	$27.75
Income from investment operations:
Net investment income	1.25	1.35	1.11
Net realized and unrealized gain (loss)	(.10)	.75	1.81
Total from investment operations	1.15	2.10	2.92
Distributions from:
Net investment income	(1.23)	(1.34)	(.95)
Net realized gain	(.42)	—	—
Total distributions	(1.65)	(1.34)	(.95)
Total increase (decrease) in net asset value	(.50)	.76	1.97
Net asset value, ending	$29.98	$30.48	$29.72

Total return*	3.76%	7.16%	10.67%
Ratios to average net assets: A
Net investment income	4.05%	4.45%	4.66% (a)
Total expenses	2.15%	2.56%	4.62% (a)
Expenses before offsets	2.07%	2.10%	2.65% (a)
Net expenses	2.07%	2.10%	2.65% (a)
Portfolio turnover	228%	293%	273%**
Net assets, ending (in thousands)	$6,143	$3,861	$1,732

See notes to financial highlights.

32	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$29.75	$29.03	$26.48
Income from investment operations:
Net investment income	1.62	1.71	1.86
Net realized and unrealized gain (loss)	(.09)	.73	2.56
Total from investment operations	1.53	2.44	4.42
Distributions from:
Net investment income	(1.61)	(1.72)	(1.87)
Net realized gain	(.42)	—	—
Total distributions	(2.03)	(1.72)	(1.87)
Total increase (decrease) in net asset value	(.50)	.72	2.55
Net asset value, ending	$29.25	$29.75	$29.03

Total return*	5.16%	8.58%	17.19%
Ratios to average net assets: A
Net investment income	5.38%	5.77%	6.68%
Total expenses	.89%	.95%	1.00%
Expenses before offsets	.74%	.79%	1.00%
Net expenses	.74%	.79%	1.00%
Portfolio turnover	228%	293%	273%
Net assets, ending (in thousands)	$42,556	$39,821	$32,952

	Years Ended
	September 30,	September 30,
Class I Shares	2011 (z)	2010
Net asset value, beginning	$27.08	$24.69
Income from investment operations:
Net investment income	1.97	1.99
Net realized and unrealized gain (loss)	(.58)	2.33
Total from investment operations	1.39	4.32
Distributions from:
Net investment income	(1.99)	(1.93)
Net realized gain	—	—
Total distributions	(1.99)	(1.93)
Total increase (decrease) in net asset value	(.60)	2.39
Net asset value, ending	$26.48	$27.08

Total return*	5.02%	18.14%
Ratios to average net assets: A
Net investment income	7.00%	7.68%
Total expenses	.97%	.97%
Expenses before offsets	.97%	.97%
Net expenses	.97%	.97%
Portfolio turnover	286%	233%
Net assets, ending (in thousands)	$29,735	$36,418

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$31.29	$30.49	$27.08
Income from investment operations:
Net investment income	1.65	1.79	1.72
Net realized and unrealized gain (loss)	(.07)	.75	2.79
Total from investment operations	1.58	2.54	4.51
Distributions from:
Net investment income	(1.62)	(1.74)	(1.10)
Net realized gain	(.42)	—	—
Total distributions	(2.04)	(1.74)	(1.10)
Total increase (decrease) in net asset value	(.46)	.80	3.41
Net asset value, ending	$30.83	$31.29	$30.49

Total return*	5.07%	8.48%	16.88%
Ratios to average net assets: A
Net investment income	5.29%	5.69%	5.92%
Total expenses	1.04%	1.28%	5.19%
Expenses before offsets	.82%	.84%	1.40%
Net expenses	.82%	.84%	1.40%
Portfolio turnover	228%	293%	273%
Net assets, ending (in thousands)	$15,355	$5,005	$1,338

	Period Ended
	September 30,
Class Y Shares	2011 (z)^
Net asset value, beginning	$28.74
Income from investment operations:
Net investment income	.33
Net realized and unrealized gain (loss)	(1.99)
Total from investment operations	(1.66)
Distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Total increase (decrease) in net asset value	(1.66)
Net asset value, ending	$27.08

Total return*	(5.78%)
Ratios to average net assets: A
Net investment income	7.13% (a)
Total expenses	2,723.84% (a)
Expenses before offsets	1.40% (a)
Net expenses	1.40% (a)
Portfolio turnover	286%**
Net assets, ending (in thousands)	$1

See notes to financial highlights.

34 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods of less than one year.

^ From inception July 29, 2011.

^^ From inception October 31, 2011.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 35

EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also

36	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 37

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
25	Statement of Operations
26	Statements of Changes in Net Assets
28	Notes to Financial Statements
37	Financial Highlights
44	Explanation of Financial Tables
45	Proxy Voting
46	Availability of Quarterly Portfolio Holdings
47	Trustee and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

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Performance

For the 12-month period ended September 30, 2014, Calvert Income Fund (Class A shares at NAV) returned 4.98%. Its benchmark index, the Barclays U.S. Credit Index, returned 6.64% for the period. The Fund’s relative underperformance stemmed primarily from its allocation to high-yield securities, which are not held in the Index, and its overall yield-curve positioning. A position in the out-of-benchmark securitized (also called asset-backed) sector contributed positively to Fund performance.

Market Review

During the 12 month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies. U.S. economic growth was choppy, with the weather-induced January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target rate.1 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably2 grew in the neighborhood of

6	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT INCOME
FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Corporate	84.9%
Financial Institutions	29.3%
Industrial	53.9%
Utility	1.7%
Government Related	0.2%
Agency	0.2%
Municipal	0.6%
Government Public Service	0.3%
Utility	0.3%
Securitized	10.4%
Asset-Backed Securities	4.4%
Commercial Mortgage-
Backed Securities	4.9%
Mortgage-Backed
Pass-Through	1.1%
Short-Term Investments	0.4%
Treasury	3.5%
Total	100%

CALVERT INCOME
FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	1.72%	4.98%
Class B	1.10%	3.93%
Class C	1.29%	4.19%
Class I	1.94%	5.56%
Class R	1.48%	4.70%
Class Y	1.83%	5.28%

Barclays U.S.
Credit Index	2.68%	6.64%

Lipper
BBB-Rated
Corporate Debt
Funds Average	2.78%	6.81%

	30 Days Ended
SEC Yield	9/30/13	9/30/14
Class A	2.53%	2.35%
Class B	1.78%	1.10%
Class C	1.97%	1.96%
Class I	3.31%	3.28%
Class R	2.45%	2.33%
Class Y	3.02%	2.95%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

2%, in line with the average rate since the Great Recession.3 Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securities. The Barclays Long Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.4 However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but finished September significantly lower at 2.52%, while yields on two-year Treasury notes

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rose from 0.33% to 0.58% during the period. Overseas, as price deflation and recession threatened the eurozone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency proved strong relative to those of Japan, China, and Europe, where growth was disappointing.

Fund Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate. The Fund underperformed its benchmark, the Barclays U.S. Credit Index, by 166 basis points.5 The Fund’s shorter-than-benchmark duration,6 and allocation to high-yield (non-investment- grade) corporate bonds, which are not held in the Index, were the main detractors from performance. Broadly speaking, high-yield bonds underperformed the investment-grade bonds represented in the Index.

At the end of the reporting period, the Fund’s duration was 6.3 years versus 6.8 years for the Index, a positioning the Fund has maintained as a measure of risk protection against rising interest rates. The yield curve flattened throughout the majority of the year, with short-term interest rates rising and intermediate- and long-term rates falling. The Fund’s overall underweight to the long end of the yield curve ultimately detracted from performance. The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, did not materially impact performance.

Our asset-allocation strategies overall made a positive contribution to Fund performance. We were underweight in government-related sectors relative to the Index, overweight in corporate bonds, and

CALVERT INCOME
FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	1.07%
Five year	3.63%
Ten year	3.38%
Class B Shares	(with max. load)
One year	-0.07%
Five year	3.52%
Ten year	2.91%
Class C Shares	(with max. load)
One year	3.19%
Five year	3.68%
Ten year	3.05%
Class I Shares
One year	5.56%
Five year	5.09%
Ten year	4.44%
Class R Shares*
One year	4.70%
Five year	4.20%
Ten year	3.58%
Class Y Shares**
One year	5.28%
Five year	4.80%
Ten year	4.03%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.23%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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held out-of-benchmark issues in the securitized sector, including mortgage-backed securities. However, lackluster security selection, primarily in the Energy and Communications sectors, detracted from performance.

The Fund outperformed the Index in the Banking, Consumer Cyclical, and Consumer Non-Cyclical sectors. The Fund’s out-of-benchmark allocation to securitized assets, particularly non-agency RMBS (residential mortgage-backed securities) and single-borrower/ single asset CMBS (commercial mortgage-backed securities) deals, also made positive performance contributions.

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015.

In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

2. Assuming Q3 GDP growth at a 3% annualized pace.

3. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

4. Barclays U.S. Treasury Index.

5. A basis point is 0.01 percentage points.

6. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 11

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,017.18	$5.91
Hypothetical	$1,000.00	$1,019.20	$5.92
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,011.02	$10.74
Hypothetical	$1,000.00	$1,014.39	$10.76
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,012.88	$9.51
Hypothetical	$1,000.00	$1,015.62	$9.52
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,019.36	$3.06
Hypothetical	$1,000.00	$1,022.04	$3.07
(5% return per year before expenses)

Class R
Actual	$1,000.00	$1,014.85	$7.42
Hypothetical	$1,000.00	$1,017.70	$7.44
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,018.26	$4.37
Hypothetical	$1,000.00	$1,020.74	$4.37
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.17%, 2.13%, 1.89%, 0.61%, 1.47% and 0.86% for Class A, Class B, Class C, Class I, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund: We have audited the accompanying statement of net assets of the Calvert Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

	Principal
Asset-Backed Securities - 4.7%	Amount	Value
American Homes 4 Rent:
4.29%, 10/17/36 (e)	$1,800,000	$1,801,114
4.705%, 10/17/36 (e)	2,400,000	2,401,454
Avis Budget Rental Car Funding AESOP LLC, 3.04%, 3/20/19 (e)	4,820,000	4,881,137
Cronos Containers Program Ltd., 3.81%, 9/18/27 (e)	1,080,000	1,080,673
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	1,313,874	1,297,056
3.668%, 4/19/44 (e)	2,700,000	2,703,240
4.406%, 4/19/44 (e)	2,783,000	2,809,439
FRS I LLC, 3.08%, 4/15/43 (e)	6,104,977	6,072,718
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	2,918,333	2,897,569
Hilton Grand Vacations Trust, 2.28%, 1/25/26 (e)	1,472,364	1,481,025
Invitation Homes Trust, 1.60%, 12/17/30 (e)(r)	300,000	294,344
JGWPT XXXI LLC, 4.94%, 3/16/65 (e)	1,000,000	1,040,355
JGWPT XXXII LLC, 4.48%, 1/15/75 (e)	1,450,000	1,416,071
OneMain Financial Issuance Trust, 2.43%, 6/18/24 (e)	1,700,000	1,699,966
SLM Private Credit Student Loan Trust, 0.524%, 12/15/39 (r)	937,841	811,330
SLM Private Education Loan Trust, 3.00%, 5/16/44 (e)	2,700,000	2,615,289
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	2,895,167	2,932,514
TAL Advantage V LLC:
3.33%, 5/20/39 (e)	3,229,358	3,222,253
3.97%, 5/20/39 (e)	966,667	955,937

Total Asset-Backed Securities (Cost $42,461,784)		42,413,484

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 1.6%
Banc of America Mortgage Trust, 0.07%, 1/25/34 (r)	21,543,938	117,005
CAM Mortgage Trust:
4.45%, 5/15/48 (e)(r)	3,500,000	3,520,118
5.50%, 12/15/53 (e)(r)	1,000,000	1,005,147
Fannie Mae Connecticut Avenue Securities:
3.055%, 7/25/24 (r)	1,500,000	1,410,045
3.155%, 7/25/24 (r)	1,000,000	945,455
CAS 2014-C02 1M2, 2.755%, 5/25/24 (r)	6,980,000	6,413,657
CAS 2014-C02 2M2, 2.755%, 5/25/24 (r)	1,000,000	926,612

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $14,938,216)		14,338,039

Commercial Mortgage-Backed Securities - 4.1%
CSMC Trust, 4.185%, 9/15/37 (e)	1,800,000	1,866,942
EQTY 2014-INNS Mortgage Trust, 3.606%, 5/8/31 (e)(r)	4,700,000	4,705,344
Extended Stay America Trust, 3.604%, 12/5/31 (e)	5,420,000	5,492,964

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	Principal
Commercial Mortgage-Backed Securities - Cont’d	Amount	Value
Hilton USA Trust:
3.714%, 11/5/30 (e)	$1,600,000	$1,625,533
5.609%, 11/5/30 (e)(r)	900,000	913,954
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	2,200,000	2,241,864
3.931%, 6/10/27 (e)(r)	1,500,000	1,502,104
3.754%, 6/15/29 (e)(r)	3,500,000	3,493,021
Morgan Stanley Capital I Trust, 3.56%, 7/13/29 (e)(r)	1,700,000	1,605,647
Motel 6 Trust, 2.743%, 10/5/25 (e)	2,070,000	2,068,886
ORES NPL LLC:
6.00%, 3/27/24 (e)	2,600,000	2,594,002
3.081%, 9/25/25 (e)	1,285,105	1,285,165
VFC LLC, 5.50%, 7/20/30 (e)	3,000,000	2,998,314
WFRBS Commercial Mortgage Trust:
3.497%, 8/15/47 (e)	2,200,000	1,788,602
4.234%, 8/15/47 (r)	2,200,000	2,158,039

Total Commercial Mortgage-Backed Securities
(Cost $36,445,812)		36,340,381

Corporate Bonds - 85.2%
21st Century Fox America, Inc., 5.40%, 10/1/43	1,500,000	1,639,065
AbbVie, Inc.:
2.90%, 11/6/22	3,300,000	3,155,206
4.40%, 11/6/42	1,850,000	1,738,020
Advanced Micro Devices, Inc., 7.75%, 8/1/20	1,500,000	1,522,500
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	3,077,944	—
Amazon.com, Inc., 2.50%, 11/29/22	3,800,000	3,571,650
America Movil SAB de CV:
2.375%, 9/8/16	2,000,000	2,042,740
4.375%, 7/16/42	1,500,000	1,394,618
American Eagle Energy Corp., 11.00%, 9/1/19 (e)	3,000,000	2,910,000
American International Group, Inc.:
5.60%, 10/18/16	3,000,000	3,266,070
4.125%, 2/15/24	6,500,000	6,751,862
American Tower Corp.:
3.45%, 9/15/21	1,000,000	980,403
4.70%, 3/15/22	2,000,000	2,093,616
Amgen, Inc.:
3.45%, 10/1/20	1,475,000	1,527,029
5.375%, 5/15/43	1,500,000	1,633,683
Anadarko Petroleum Corp.:
6.375%, 9/15/17	4,500,000	5,100,831
3.45%, 7/15/24	1,500,000	1,473,279
4.50%, 7/15/44	1,500,000	1,445,265

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	Principal
Corporate Bonds - Cont’d	Amount	Value
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	$1,900,000	$1,783,479
4.00%, 1/17/43	1,900,000	1,747,550
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	1,500,000	1,417,413
3.75%, 7/15/42	1,000,000	897,174
Antero Resources Finance Corp., 6.00%, 12/1/20	1,000,000	1,020,000
Apache Corp., 4.75%, 4/15/43	1,000,000	999,337
Apple, Inc., 3.85%, 5/4/43	4,450,000	4,126,223
ArcelorMittal, 6.125%, 6/1/18	6,700,000	7,102,000
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/24	1,500,000	1,515,686
AT&T, Inc.:
1.60%, 2/15/17	4,127,000	4,157,787
2.375%, 11/27/18	3,500,000	3,532,743
2.30%, 3/11/19	3,650,000	3,661,213
4.35%, 6/15/45	4,750,000	4,365,972
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
9.75%, 3/15/20	1,400,000	1,540,000
Bank of America Corp.:
2.60%, 1/15/19	1,650,000	1,646,786
4.125%, 1/22/24	9,100,000	9,273,865
4.00%, 4/1/24	1,850,000	1,869,279
4.20%, 8/26/24	1,000,000	991,353
Bank of America NA:
5.30%, 3/15/17	16,000,000	17,334,624
6.10%, 6/15/17	5,000,000	5,567,655
Bank of New York Mellon Corp., 2.40%, 1/17/17	2,250,000	2,310,957
Barrick North America Finance LLC, 5.75%, 5/1/43	1,250,000	1,237,101
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,500,000	2,494,412
Berry Petroleum Co. LLC, 6.375%, 9/15/22	1,500,000	1,455,000
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	14,501,000	16,263,524
Boston Properties LP, 3.70%, 11/15/18	2,400,000	2,540,004
BP Capital Markets plc, 2.75%, 5/10/23	2,000,000	1,888,964
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	1,000,000	1,030,000
7.875%, 10/15/19 (e)	3,750,000	4,093,039
Capital One Bank:
1.20%, 2/13/17	1,200,000	1,197,386
2.25%, 2/13/19	2,400,000	2,378,472
3.375%, 2/15/23	4,600,000	4,506,832
Celgene Corp., 3.625%, 5/15/24	1,900,000	1,879,738
Cemex SAB de CV:
5.234%, 9/30/15 (e)(r)	5,250,000	5,370,489
6.50%, 12/10/19 (e)	2,750,000	2,839,375

16	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
CenturyLink, Inc.:
6.45%, 6/15/21	$3,250,000	$3,477,500
7.65%, 3/15/42	3,650,000	3,595,250
Chesapeake Energy Corp., 4.875%, 4/15/22	3,100,000	3,115,500
Chevron Corp., 3.191%, 6/24/23	1,900,000	1,913,100
Cisco Systems, Inc., 3.625%, 3/4/24	3,000,000	3,069,093
CIT Group, Inc.:
4.25%, 8/15/17	1,125,000	1,136,250
5.25%, 3/15/18	4,150,000	4,274,500
Citigroup, Inc.:
2.50%, 9/26/18	8,600,000	8,655,934
2.55%, 4/8/19	2,100,000	2,098,404
5.50%, 9/13/25	4,000,000	4,356,036
CNH Industrial Capital LLC, 3.375%, 7/15/19 (e)	1,500,000	1,413,750
Comcast Corp., 4.65%, 7/15/42	2,000,000	2,065,194
ConAgra Foods, Inc., 4.65%, 1/25/43	1,660,000	1,603,077
ConocoPhillips Co., 2.40%, 12/15/22	2,000,000	1,913,610
Continental Resources, Inc.:
4.50%, 4/15/23	2,000,000	2,071,718
4.90%, 6/1/44	1,750,000	1,706,002
Coveris Holdings SA, 7.875%, 11/1/19 (e)	2,000,000	2,090,000
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	2,825,000	2,976,010
4.883%, 8/15/40 (e)	3,000,000	3,306,747
Cummins, Inc., 4.875%, 10/1/43	1,100,000	1,223,842
CVS Pass-Through Trust, 6.036%, 12/10/28	3,131,398	3,621,487
DDR Corp., 4.75%, 4/15/18	6,700,000	7,227,886
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	1,250,000	1,315,625
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	1,600,000	1,654,366
DineEquity, Inc., 9.50%, 10/30/18	3,000,000	3,153,750
Discover Bank, 7.00%, 4/15/20	2,500,000	2,957,653
Discover Financial Services, 6.45%, 6/12/17	1,375,000	1,540,139
Dow Chemical Co.:
3.50%, 10/1/24	2,000,000	1,950,794
4.625%, 10/1/44	1,700,000	1,636,107
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,577,359
DuPont Fabros Technology LP, 5.875%, 9/15/21	2,000,000	2,035,000
Ecolab, Inc.:
4.35%, 12/8/21	1,560,000	1,690,068
5.50%, 12/8/41	1,000,000	1,144,835
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	12,115,000	13,689,950
ERP Operating LP, 4.625%, 12/15/21	1,000,000	1,090,910
Excalibur One 77B LLC, 1.492%, 1/1/25	1,437,256	1,372,197
Express Scripts Holding Co.:
2.65%, 2/15/17	1,500,000	1,542,465
4.75%, 11/15/21	1,500,000	1,638,117

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

	Principal
Corporate Bonds - Cont’d	Amount	Value
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	$3,600,000	$3,510,000
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	1,000,000	1,007,500
Ford Motor Co., 4.75%, 1/15/43	1,800,000	1,801,505
Ford Motor Credit Co. LLC:
3.984%, 6/15/16	1,500,000	1,571,056
4.25%, 2/3/17	5,000,000	5,301,740
1.684%, 9/8/17	2,000,000	1,991,198
2.375%, 3/12/19	1,350,000	1,336,324
3.664%, 9/8/24	2,000,000	1,958,532
Freeport-McMoRan Oil & Gas LLC / FCX Oil & Gas, Inc.,
6.125%, 6/15/19	2,650,000	2,901,750
Freeport-McMoRan, Inc.:
3.10%, 3/15/20	5,000,000	4,960,815
3.875%, 3/15/23	2,000,000	1,972,626
5.45%, 3/15/43	1,500,000	1,529,444
General Electric Capital Corp.:
2.90%, 1/9/17	5,500,000	5,712,322
2.30%, 4/27/17	6,000,000	6,164,976
5.625%, 5/1/18	900,000	1,017,485
4.625%, 1/7/21	7,250,000	7,990,399
3.45%, 5/15/24	4,000,000	4,011,844
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	3,000,000	3,195,354
General Electric Co., 4.50%, 3/11/44	4,200,000	4,354,329
General Motors Financial Co., Inc., 4.375%, 9/25/21	1,000,000	1,022,500
Genworth Holdings, Inc., 4.80%, 2/15/24	4,000,000	4,103,680
Gibson Brands, Inc., 8.875%, 8/1/18 (e)	1,750,000	1,710,625
Gilead Sciences, Inc.:
3.70%, 4/1/24	1,000,000	1,021,439
4.80%, 4/1/44	2,000,000	2,101,924
Glencore Finance Canada Ltd.:
2.05%, 10/23/15 (e)	1,000,000	1,011,177
3.60%, 1/15/17 (e)	5,750,000	5,978,597
Glencore Funding LLC:
1.70%, 5/27/16 (e)	2,200,000	2,214,927
3.125%, 4/29/19 (e)	1,000,000	1,000,600
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	2,800,000	2,829,067
6.15%, 4/1/18	10,975,000	12,374,971
2.625%, 1/31/19	4,000,000	3,989,712
4.00%, 3/3/24	6,050,000	6,093,439
Grain Spectrum Funding II LLC, 3.29%, 10/10/19 (e)	1,000,000	996,369
Great River Energy, 5.829%, 7/1/17 (e)	8,599,672	9,253,893
Health Care REIT, Inc.:
5.25%, 1/15/22	2,000,000	2,212,660
3.75%, 3/15/23	2,000,000	1,974,608
Hercules Offshore, Inc., 8.75%, 7/15/21 (e)	3,000,000	2,610,000

18	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Home Depot, Inc.:
2.70%, 4/1/23	$2,000,000	$1,935,152
4.20%, 4/1/43	1,000,000	986,224
4.40%, 3/15/45	600,000	606,578
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,245,000	3,385,966
Illinois Tool Works, Inc., 3.90%, 9/1/42	2,000,000	1,904,260
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	3,000,000	2,940,000
International Business Machines Corp., 3.375%, 8/1/23	2,100,000	2,120,296
Jefferies Group LLC, 5.125%, 4/13/18	3,000,000	3,267,498
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	1,460,000	1,474,418
John Deere Capital Corp., 1.95%, 3/4/19	900,000	894,441
JPMorgan Chase & Co.:
2.35%, 1/28/19	6,000,000	5,971,086
3.875%, 2/1/24	6,000,000	6,144,936
3.625%, 5/13/24	10,700,000	10,628,620
3.875%, 9/10/24	1,500,000	1,470,514
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	1,500,000	1,565,625
Kern River Funding Corp., 6.676%, 7/31/16 (e)	51,324	54,718
Kia Motors Corp., 3.625%, 6/14/16 (e)	4,000,000	4,151,936
Kinder Morgan Energy Partners LP:
4.25%, 9/1/24	1,000,000	989,009
5.625%, 9/1/41	2,960,000	3,060,551
Kinder Morgan, Inc., 5.00%, 2/15/21 (e)	1,500,000	1,563,750
Koppers, Inc., 7.875%, 12/1/19	1,250,000	1,298,438
Kraft Foods Group, Inc., 3.50%, 6/6/22	2,300,000	2,328,118
Kroger Co., 3.85%, 8/1/23	1,900,000	1,936,493
Laboratory Corp. of America Holdings, 4.00%, 11/1/23	2,900,000	2,969,922
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	10,000,000	10,300,000
Landry's, Inc., 9.375%, 5/1/20 (e)	1,665,000	1,760,738
Leucadia National Corp.:
8.125%, 9/15/15	3,320,000	3,533,310
6.625%, 10/23/43	3,600,000	3,738,114
Life Technologies Corp., 6.00%, 3/1/20	4,000,000	4,617,192
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27 (e)	2,675,000	2,647,340
Lowe's Co.'s, Inc., 4.65%, 4/15/42	1,050,000	1,092,239
LYB International Finance BV, 5.25%, 7/15/43	1,000,000	1,077,248
LyondellBasell Industries NV:
5.00%, 4/15/19	2,500,000	2,759,740
6.00%, 11/15/21	2,400,000	2,798,359
Macquarie Group Ltd., 3.00%, 12/3/18 (e)	1,000,000	1,020,783
Macy's Retail Holdings, Inc., 4.30%, 2/15/43	1,000,000	918,679
Masco Corp.:
4.80%, 6/15/15	4,540,000	4,647,825
5.85%, 3/15/17	990,000	1,074,447

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

	Principal
Corporate Bonds - Cont’d	Amount	Value
Massachusetts Institute of Technology, 3.959%, 7/1/38	$1,000,000	$1,014,318
Methanex Corp., 5.25%, 3/1/22	2,720,000	2,989,566
MetLife, Inc., 4.875%, 11/13/43	2,400,000	2,553,576
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (e)	4,000,000	3,966,808
Michaels FinCo Holdings LLC / Michaels FinCo, Inc.,
7.50%, 8/1/18 (e)	1,500,000	1,526,250
Molson Coors Brewing Co.:
3.50%, 5/1/22	2,000,000	2,009,528
5.00%, 5/1/42	1,900,000	1,910,093
Morgan Stanley:
6.25%, 8/28/17	5,000,000	5,617,730
5.50%, 1/26/20	6,000,000	6,727,518
3.875%, 4/29/24	2,400,000	2,397,511
5.00%, 11/24/25	6,900,000	7,216,089
NBCUniversal Media LLC:
4.375%, 4/1/21	9,500,000	10,348,825
4.45%, 1/15/43	2,800,000	2,806,941
New York Life Global Funding, 1.65%, 5/15/17 (e)	2,000,000	2,017,746
NII Capital Corp.:
10.00%, 8/15/16 (q)*	2,200,000	627,000
7.625%, 4/1/21 (p)*	8,400,000	1,596,000
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	2,350,000	2,373,615
2.65%, 9/26/18 (e)	2,500,000	2,545,722
Northrop Grumman Corp., 3.25%, 8/1/23	2,650,000	2,620,264
Numericable Group SA, 6.00%, 5/15/22 (e)	2,000,000	2,015,000
NYU Hospitals Center, 4.428%, 7/1/42	1,400,000	1,352,980
Oracle Corp.:
2.25%, 10/8/19	2,000,000	1,991,730
3.40%, 7/8/24	2,000,000	1,993,704
PacifiCorp:
2.95%, 2/1/22	2,000,000	2,012,068
4.10%, 2/1/42	4,000,000	3,951,724
Penske Truck Leasing Co. LP / PTL Finance Corp.,
2.875%, 7/17/18 (e)	7,100,000	7,265,004
PepsiCo, Inc., 2.75%, 3/5/22	2,000,000	1,964,596
Pernod Ricard SA:
4.45%, 1/15/22 (e)	8,250,000	8,718,245
4.25%, 7/15/22 (e)	2,000,000	2,083,636
Pioneer Natural Resources Co., 5.875%, 7/15/16	10,840,000	11,689,607
ProLogis LP, 6.875%, 3/15/20	1,407,000	1,662,665
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,073,750
Prudential Financial, Inc., 4.60%, 5/15/44	2,000,000	1,981,002
Quicksilver Resources, Inc., 7.125%, 4/1/16	9,250,000	3,746,250
Regions Bank, 7.50%, 5/15/18	2,600,000	3,031,280
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,364,487
Rio Tinto Finance USA plc, 3.50%, 3/22/22	2,000,000	2,029,218

20	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
SABMiller Holdings, Inc.:
2.20%, 8/1/18 (e)	$1,300,000	$1,297,238
3.75%, 1/15/22 (e)	4,215,000	4,296,265
4.95%, 1/15/42 (e)	2,500,000	2,601,592
Sanofi SA, 1.25%, 4/10/18	1,900,000	1,872,695
SBA Tower Trust, 3.722%, 4/15/48 (e)	6,870,000	6,811,165
Shell International Finance BV, 4.55%, 8/12/43	3,500,000	3,701,089
Simon Property Group LP:
6.125%, 5/30/18	2,000,000	2,294,694
4.125%, 12/1/21	3,000,000	3,217,419
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	2,945,000	2,974,450
Standard Pacific Corp., 8.375%, 5/15/18	1,500,000	1,702,500
SunTrust Bank, 7.25%, 3/15/18	2,500,000	2,888,532
Telefonica Emisiones SAU:
3.992%, 2/16/16	2,670,000	2,778,378
3.192%, 4/27/18	2,000,000	2,062,734
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	1,000,000	1,115,345
The TJX Co.'s, Inc., 2.50%, 5/15/23	2,000,000	1,910,156
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,200,000	1,242,432
Time Warner Cable, Inc., 5.50%, 9/1/41	2,250,000	2,532,780
Time Warner, Inc.:
4.05%, 12/15/23	1,500,000	1,537,284
5.375%, 10/15/41	4,940,000	5,247,767
4.90%, 6/15/42	1,500,000	1,498,953
Total Capital International SA, 2.70%, 1/25/23	2,000,000	1,937,760
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	2,000,000	1,936,538
United Technologies Corp., 4.50%, 6/1/42	2,900,000	3,034,493
Verizon Communications, Inc.:
2.625%, 2/21/20 (e)	12,600,000	12,441,933
5.05%, 3/15/34	3,300,000	3,496,383
6.55%, 9/15/43	4,501,000	5,623,513
4.862%, 8/21/46 (e)	4,000,000	4,011,324
5.012%, 8/21/54 (e)	4,629,000	4,650,974
Viacom, Inc.:
3.875%, 4/1/24	2,000,000	1,991,696
5.25%, 4/1/44	1,950,000	2,015,337
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	5,000,000	4,843,750
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	1,400,000	1,343,447
4.00%, 4/11/43	4,150,000	4,036,859
WellPoint, Inc., 4.65%, 1/15/43	2,000,000	1,967,650
Wells Fargo & Co.:
1.15%, 6/2/17	1,400,000	1,391,099
3.45%, 2/13/23	2,000,000	1,965,280
4.10%, 6/3/26	2,000,000	1,992,970

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

	Principal
Corporate Bonds - Cont’d	Amount	Value
Whirlpool Corp.:
2.40%, 3/1/19	$1,000,000	$995,759
4.00%, 3/1/24	1,000,000	1,002,481
Williams Co.'s, Inc.:
4.55%, 6/24/24	1,900,000	1,879,617
5.75%, 6/24/44	6,000,000	5,895,252
Williams Partners LP:
4.30%, 3/4/24	1,000,000	1,019,955
3.90%, 1/15/25	2,000,000	1,985,170
5.40%, 3/4/44	750,000	795,434
4.90%, 1/15/45	750,000	731,520
Zoetis, Inc.:
1.875%, 2/1/18	1,500,000	1,489,354
3.25%, 2/1/23	1,000,000	977,952
4.70%, 2/1/43	1,400,000	1,407,690

Total Corporate Bonds (Cost $746,096,615)		760,842,257

Municipal Obligations - 0.3%
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	1,235,000	1,206,718
4.704%, 5/1/16	1,900,000	1,634,000

Total Municipal Obligations (Cost $2,859,428)		2,840,718

U.S. Government Agencies and Instrumentalities - 0.0%
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	102	107

Total U.S. Government Agencies and Instrumentalities
(Cost $102)		107

U.S. Government Agency Mortgage-Backed
Securities - 0.0%
Ginnie Mae, 11.00%, 10/15/15	50	50

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $50)		50

U.S. Treasury Obligations - 3.4%
United States Treasury Bonds, 3.375%, 5/15/44	8,305,000	8,574,913
United States Treasury Notes:
1.00%, 9/15/17	16,380,000	16,354,414
2.375%, 8/15/24	6,200,000	6,128,316

Total U.S. Treasury Obligations (Cost $30,875,077)		31,057,643

22	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	Principal
Time Deposit - 0.4%	Amount	Value
State Street Bank Time Deposit, 0.069%, 10/1/14	$3,335,532	$3,335,532

Total Time Deposit (Cost $3,335,532)		3,335,532

Equity Securities - 0.1%	Shares
Halcon Resources Corp., Preferred*	750	607,500

Total Equity Securities (Cost $850,103)		607,500

TOTAL INVESTMENTS (Cost $877,862,719) - 99.8%		891,775,711
Other assets and liabilities, net - 0.2%		1,569,708
Net Assets - 100%		$893,345,419

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 37,675,925 shares outstanding		$1,098,753,084
Class B: 79,142 shares outstanding		18,551,935
Class C: 6,571,337 shares outstanding		147,443,618
Class I: 5,685,589 shares outstanding		121,437,198
Class R: 328,488 shares outstanding		4,642,899
Class Y: 4,262,362 shares outstanding		66,691,470
Undistributed net investment income		205,258
Accumulated net realized gain (loss) .		(578,377,614)
Net unrealized appreciation (depreciation) .		13,997,571

Net Assets		$893,345,419

Net Asset Value per Share
Class A (based on net assets of $615,847,161)		$16.35
Class B (based on net assets of $1,277,667)		$16.14
Class C (based on net assets of $107,401,183)		$16.34
Class I (based on net assets of $92,982,223)		$16.35
Class R (based on net assets of $5,410,758)		$16.47
Class Y (based on net assets of $70,426,427)		$16.52

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 23

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
2 Year U.S. Treasury Notes	44	12/14	$9,629,125	$510
5 Year U.S. Treasury Notes	7	12/14	827,805	(3,838)
30 Year U.S. Treasury Bonds	141	12/14	19,444,781	(205,667)
Ultra U.S. Treasury Bonds	17	12/14	2,592,500	(34,080)
Total Purchased				($243,075)

Sold:
10 Year U.S. Treasury Notes	472	12/14	$58,830,375	$327,654

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) Security is in default and is no longer accruing interest. During the year, $152,627 of interest was written off.

(q) Security is in default and is no longer accruing interest. During the year, $191,667 of interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

24 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$39,695,620
Dividend income	11,082
Total investment income .	39,706,702

Expenses:
Investment advisory fee .	3,865,404
Administrative fees	2,712,255
Transfer agency fees and expenses .	2,096,611
Distribution Plan expenses:
Class A .	1,724,957
Class B .	25,164
Class C	1,177,340
Class R	25,792
Trustees' fees and expenses	111,143
Custodian fees	97,779
Registration fees .	56,667
Reports to shareholders	18,424
Professional fees	102,216
Accounting fees .	108,983
Miscellaneous	1,715
Total expenses	12,124,450
Reimbursement from Advisor:
Class B .	(1,054)
Class R	(11,606)
Net expenses	12,111,790

Net Investment Income	27,594,912

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(16,993,243)
Futures	273,651
(16,719,592)

Change in unrealized appreciation (depreciation) on:
Investments	35,888,982
Futures	586,118
36,475,100

Net Realized and Unrealized Gain (Loss)	19,755,508

Increase (Decrease) in Net Assets
Resulting From Operations	$47,350,420

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 25

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$27,594,912	$34,963,199
Net realized gain (loss)	(16,719,592)	(99,811,434)
Change in unrealized appreciation (depreciation)	36,475,100	60,916,400

Increase (Decrease) in Net Assets
Resulting From Operations	47,350,420	(3,931,835)

Distributions to shareholders from:
Net investment income:
Class A shares	(19,738,154)	(25,538,372)
Class B shares	(56,683)	(132,597)
Class C shares	(2,557,698)	(3,213,461)
Class I shares	(3,256,812)	(3,569,951)
Class R shares	(135,730)	(170,934)
Class Y shares	(1,844,471)	(2,340,158)
Total distributions	(27,589,548)	(34,965,473)

Capital share transactions:
Shares sold:
Class A shares	58,135,737	84,219,465
Class B shares	33,570	179,792
Class C shares	3,276,853	5,176,856
Class I shares	13,628,419	15,257,377
Class R shares	1,176,454	914,449
Class Y shares	30,347,431	15,372,254
Reinvestment of distributions:
Class A shares	17,952,323	22,641,546
Class B shares	47,077	104,681
Class C shares	1,691,297	2,021,641
Class I shares	3,200,584	3,471,731
Class R shares	121,628	145,712
Class Y shares	970,884	1,176,197
Redemption fees:
Class A shares	10,939	8,562
Class C shares	41	1,546
Class I shares	1,209	3
Class R shares	53	—
Class Y shares	230	301
Shares redeemed:
Class A shares	(247,321,343)	(383,427,934)
Class B shares	(2,962,693)	(6,487,293)
Class C shares	(31,938,939)	(47,069,129)
Class I shares	(21,901,425)	(28,936,832)
Class R shares	(1,485,384)	(3,633,040)
Class Y shares	(25,133,677)	(33,316,797)
Total capital share transactions	(200,148,732)	(352,178,912)

Total Increase (Decrease) In Net Assets	($180,387,860)	($391,076,220)

See notes to financial statements.

26 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2014	2013
Beginning of year	$1,073,733,279	$1,464,809,499
End of year (including undistributed net investment
income of $205,258 and $208,261, respectively)	$893,345,419	$1,073,733,279

Capital Share Activity
Shares sold:
Class A shares	3,560,530	5,041,838
Class B shares	2,075	10,106
Class C shares	200,327	306,610
Class I shares	831,692	928,132
Class R shares	71,261	54,366
Class Y shares	1,822,323	916,844
Reinvestment of distributions:
Class A shares	1,097,697	1,376,016
Class B shares	2,905	6,387
Class C shares	103,441	122,926
Class I shares	195,595	211,081
Class R shares	7,377	8,796
Class Y shares	58,714	70,771
Shares redeemed:
Class A shares	(15,168,560)	(23,275,822)
Class B shares	(182,955)	(394,959)
Class C shares	(1,961,250)	(2,865,899)
Class I shares	(1,344,465)	(1,764,452)
Class R shares	(90,945)	(219,312)
Class Y shares	(1,527,005)	(2,009,039)
Total capital share activity	(12,321,243)	(21,475,610)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note A –– Significant Accounting Policies

General: Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest - Classes A, B, C, I, R, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/ or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

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The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they

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are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $109, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments In Securities*	Level 1	Level 2	Level 3	Total
Asset backed securities	__	$42,413,484	__	$42,413,484
Collateralized mortgage-backed
obligations	—	14,338,039	—	14,338,039
Commercial mortgage-backed
securities	—	36,340,381	—	36,340,381
Corporate debt	—	760,842,148	$109	760,842,257
Equity securities	__	607,500	__	607,500
Municipal obligations	__	2,840,718	—	2,840,718
U.S. government obligations	—	31,057,800	—	31,057,800
Other debt obligations	—	3,335,532	—	3,335,532
TOTAL	—	$891,775,602	$109**	$891,775,711
Other financial instruments***	$84,579	—	—	$84,579

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Level 3 Securities represent 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.

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While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.

During the year, the Fund invested in 2 year, 5 year, 10 year, 30 year and Ultra U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 146 contracts and $3,933,533 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 24.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

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Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion, and .325% over $10 billion. At year end, $307,043 was payable.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015 for Class I, R and Y. The contractual expense caps are .84%, 1.47%,

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and 1.09%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. The Advisor voluntarily reimbursed Class B shares for expenses of $1,054 for the year ended September 30, 2014.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R, and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $208,072 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, 1.00%, 1.00%, and .75% annually of the Fund’s average daily net assets of Class A, B, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00%, and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $221,810 was payable at year end.

CID received $33,494 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $122,806 for the year ended September 30, 2014. Under the terms of the agreement, $11,624 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

Note C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $929,722,319 and $1,103,046,819, respectively. U.S. government security purchases and sales were $1,110,078,685 and $1,113,414,776, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2014, such purchase and sales transactions were $7,698,989 and $11,786,779, respectively. The realized gain on the sales transactions was $30,604.

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Capital Loss Carryforwards
Expiration Date
30-Sep-16	($3,976,802)
30-Sep-18	(254,299,863)
30-Sep-19	(77,128,701)
No Expiration Date
Long-term	($239,654,973)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$27,589,548	$34,965,473
Total	$27,589,548	$34,965,473

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$26,851,415
Unrealized (depreciation)	(16,171,119)
Net unrealized appreciation/(depreciation)	$10,680,296
Undistributed ordinary income	$205,258
Capital loss carryforward	($575,060,339)
Federal income tax cost of investments	$881,095,415

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to asset-backed securities.

Undistributed net investment income	($8,367)
Accumulated net realized gain (loss)	8,367

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Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by the Fund under the agreement were as follows:

Average Daily	Weighted Average	Maximum Amount	Month of Maximum
Balance	Interest Rate	Borrowed	Amount Borrowed
$202,523	1.34%	$13,435,639	March 2014

Note E — Regulatory Matters

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $12,614,421 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

Note F — Subsequent Events

In preparing the financial statements as of September 30, 2014, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013	2012
Net asset value, beginning	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	.47	.45	.54
Net realized and unrealized gain (loss)	.32	(.53)	.79
Total from investment operations	.79	(.08)	1.33
Distributions from:
Net investment income	(.47)	(.45)	(.54)
Net realized gain	—	—	—
Total distributions	(.47)	(.45)	(.54)
Total increase (decrease) in net asset value	0.32	(.53)	.79
Net asset value, ending	$16.35	$16.03	$16.56

Total return*	4.98%	(.49%)	8.63%
Ratios to average net assets: A
Net investment income	2.86%	2.73%	3.33%
Total expenses	1.25%	1.23%	1.30%
Expenses before offsets	1.25%	1.23%	1.30%
Net expenses	1.25%	1.23%	1.30%
Portfolio turnover	214%	236%	210%
Net assets, ending (in thousands)	$615,847	$772,608	$1,077,077

	Years Ended
	September 30,	September 30,
Class A Shares	2011	2010
Net asset value, beginning	$16.12	$15.39
Income from investment operations:
Net investment income	.52	.53
Net realized and unrealized gain (loss)	(.35)	.72
Total from investment operations	.17	1.25
Distributions from:
Net investment income	(.52)	(.52)
Net realized gain	—	—
Total distributions	(.52)	(.52)
Total increase (decrease) in net asset value	(.35)	.73
Net asset value, ending	$15.77	$16.12

Total return*	1.06%	8.27%
Ratios to average net assets: A
Net investment income	3.20%	3.33%
Total expenses	1.25%	1.23%
Expenses before offsets	1.25%	1.23%
Net expenses	1.25%	1.23%
Portfolio turnover	223%	259%
Net assets, ending (in thousands)	$1,521,374	$2,321,499

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2014 (z)	2013	2012
Net asset value, beginning	$15.94	$16.46	$15.69
Income from investment operations:
Net investment income	.33	.31	.42
Net realized and unrealized gain (loss)	.29	(.52)	.78
Total from investment operations	.62	(.21)	1.20
Distributions from:
Net investment income	(.42)	(.31)	(.43)
Net realized gain	—	—	—
Total distributions	(.42)	(.31)	(.43)
Total increase (decrease) in net asset value	0.20	(.52)	.77
Net asset value, ending	$16.14	$15.94	$16.46

Total return*	3.93%	(1.29%)	7.78%
Ratios to average net assets: A
Net investment income	1.99%	1.83%	2.58%
Total expenses	2.17%	2.20%	2.17%
Expenses before offsets	2.13%	2.13%	2.08%
Net expenses	2.13%	2.13%	2.08%
Portfolio turnover	214%	236%	210%
Net assets, ending (in thousands)	$1,278	$4,098	$10,463

	Years Ended
	September 30,	September 30,
Class B Shares	2011	2010
Net asset value, beginning	$16.05	$15.32
Income from investment operations:
Net investment income	.37	.39
Net realized and unrealized gain (loss)	(.34)	.72
Total from investment operations	.03	1.11
Distributions from:
Net investment income	(.39)	(.38)
Net realized gain	—	—
Total distributions	(.39)	(.38)
Total increase (decrease) in net asset value	(.36)	.73
Net asset value, ending	$15.69	$16.05

Total return*	0.16%	7.36%
Ratios to average net assets: A
Net investment income	2.35%	2.43%
Total expenses	2.11%	2.10%
Expenses before offsets	2.11%	2.10%
Net expenses	2.11%	2.10%
Portfolio turnover	223%	259%
Net assets, ending (in thousands)	$21,239	$38,770

See notes to financial highlights.

38 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013	2012
Net asset value, beginning	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	.36	.34	.42
Net realized and unrealized gain (loss)	.31	(.53)	.79
Total from investment operations	.67	(.19)	1.21
Distributions from:
Net investment income	(.36)	(.34)	(.42)
Net realized gain	—	—	—
Total distributions	(.36)	(.34)	(.42)
Total increase (decrease) in net asset value	0.31	(.53)	.79
Net asset value, ending	$16.34	$16.03	$16.56

Total return*	4.19%	(1.19%)	7.83%
Ratios to average net assets: A
Net investment income	2.17%	2.04%	2.61%
Total expenses	1.94%	1.92%	2.01%
Expenses before offsets	1.94%	1.92%	2.01%
Net expenses	1.94%	1.92%	2.01%
Portfolio turnover	214%	236%	210%
Net assets, ending (in thousands)	$107,401	$131,920	$176,600

	Years Ended
	September 30,	September 30,
Class C Shares	2011	2010
Net asset value, beginning	$16.12	$15.38
Income from investment operations:
Net investment income	.40	.42
Net realized and unrealized gain (loss)	(.34)	.73
Total from investment operations	.06	1.15
Distributions from:
Net investment income	(.41)	(.41)
Net realized gain	—	—
Total distributions	(.41)	(.41)
Total increase (decrease) in net asset value	(.35)	.74
Net asset value, ending	$15.77	$16.12

Total return*	.35%	7.56%
Ratios to average net assets: A
Net investment income	2.50%	2.62%
Total expenses	1.94%	1.93%
Expenses before offsets	1.94%	1.93%
Net expenses	1.94%	1.93%
Portfolio turnover	223%	259%
Net assets, ending (in thousands)	$213,870	$303,615

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 39

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013	2012
Net asset value, beginning	$16.04	$16.58	$15.79
Income from investment operations:
Net investment income	.57	.56	.64
Net realized and unrealized gain (loss)	.31	(.54)	.79
Total from investment operations	.88	.02	1.43
Distributions from:
Net investment income	(.57)	(.56)	(.64)
Net realized gain	—	—	—
Total distributions	(.57)	(.56)	(.64)
Total increase (decrease) in net asset value	0.31	(.54)	.79
Net asset value, ending	$16.35	$16.04	$16.58

Total return*	5.56%	.09%	9.29%
Ratios to average net assets: A
Net investment income	3.49%	3.38%	3.96%
Total expenses	.62%	.58%	.66%
Expenses before offsets	.62%	.58%	.66%
Net expenses	.62%	.58%	.66%
Portfolio turnover	214%	236%	210%
Net assets, ending (in thousands)	$92,982	$96,281	$109,866

	Years Ended
	September 30,	September 30,
Class I Shares	2011	2010
Net asset value, beginning	$16.14	$15.40
Income from investment operations:
Net investment income	.63	.63
Net realized and unrealized gain (loss)	(.34)	.73
Total from investment operations	.29	1.36
Distributions from:
Net investment income	(.64)	(.62)
Net realized gain	—	—
Total distributions	(.64)	(.62)
Total increase (decrease) in net asset value	(.35)	.74
Net asset value, ending	$15.79	$16.14

Total return*	1.78%	9.05%
Ratios to average net assets: A
Net investment income	3.90%	4.01%
Total expenses	.56%	.55%
Expenses before offsets	.56%	.55%
Net expenses	.56%	.55%
Portfolio turnover	223%	259%
Net assets, ending (in thousands)	$157,548	$261,542

See notes to financial highlights.

40 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class R Shares	2014 (z)	2013	2012
Net asset value, beginning	$16.15	$16.67	$15.88
Income from investment operations:
Net investment income	.43	.42	.51
Net realized and unrealized gain (loss)	.32	(.52)	.79
Total from investment operations	.75	(.10)	1.30
Distributions from:
Net investment income	(.43)	(.42)	(.51)
Net realized gain	—	—	—
Total distributions	(.43)	(.42)	(.51)
Total increase (decrease) in net asset value	.32	(.52)	.79
Net asset value, ending	$16.47	$16.15	$16.67

Total return*	4.70%	(.64%)	8.37%
Ratios to average net assets: A
Net investment income	2.63%	2.49%	3.14%
Total expenses	1.69%	1.67%	1.61%
Expenses before offsets	1.47%	1.47%	1.47%
Net expenses	1.47%	1.47%	1.47%
Portfolio turnover	214%	236%	210%
Net assets, ending (in thousands)	$5,411	$5,505	$8,283

	Years Ended
	September 30,	September 30,
Class R Shares	2011	2010
Net asset value, beginning	$16.22	$15.48
Income from investment operations:
Net investment income	.48	.49
Net realized and unrealized gain (loss)	(.34)	.73
Total from investment operations	.14	1.22
Distributions from:
Net investment income	(.48)	(.48)
Net realized gain	—	—
Total distributions	(.48)	(.48)
Total increase (decrease) in net asset value	(.34)	.74
Net asset value, ending	$15.88	$16.22

Total return*	.88%	8.01%
Ratios to average net assets: A
Net investment income	2.98%	3.11%
Total expenses	1.54%	1.45%
Expenses before offsets	1.47%	1.45%
Net expenses	1.47%	1.45%
Portfolio turnover	223%	259%
Net assets, ending (in thousands)	$9,340	$12,306

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 41

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013	2012
Net asset value, beginning	$16.20	$16.74	$15.95
Income from investment operations:
Net investment income	.52	.52	.61
Net realized and unrealized gain (loss)	.33	(.54)	.79
Total from investment operations	.85	(.02)	1.40
Distributions from:
Net investment income	(.53)	(.52)	(.61)
Net realized gain	—	—	—
Total distributions	(.53)	(.52)	(.61)
Total increase (decrease) in net asset value	.32	(.54)	.79
Net asset value, ending	$16.52	$16.20	$16.74

Total return*	5.28%	(.14%)	8.97%
Ratios to average net assets: A
Net investment income	3.21%	3.10%	3.70%
Total expenses	.89%	.86%	.95%
Expenses before offsets	.89%	.86%	.95%
Net expenses	.89%	.86%	.95%
Portfolio turnover	214%	236%	210%
Net assets, ending (in thousands)	$70,426	$63,321	$85,521

	Years Ended
	September 30,	September 30,
Class Y Shares	2011	2010
Net asset value, beginning	$16.29	$15.53
Income from investment operations:
Net investment income	.58	.56
Net realized and unrealized gain (loss)	(.34)	.76
Total from investment operations	.24	1.32
Distributions from:
Net investment income	(.58)	(.56)
Net realized gain	—	—
Total distributions	(.58)	(.56)
Total increase (decrease) in net asset value	(.34)	.76
Net asset value, ending	$15.95	$16.29

Total return*	1.48%	8.65%
Ratios to average net assets: A
Net investment income	3.53%	3.76%
Total expenses	.87%	.83%
Expenses before offsets	.87%	.83%
Net expenses	.87%	.83%
Portfolio turnover	223%	259%
Net assets, ending (in thousands)	$111,661	$104,674

See notes to financial highlights.

42 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 43

EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s

44	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 45

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46	www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
27	Statement of Operations
28	Statements of Changes in Net Assets
30	Notes to Financial Statements
38	Financial Highlights
43	Explanation of Financial Tables
44	Proxy Voting
45	Availability of Quarterly Portfolio Holdings
46	Trustee and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 5

Performance

For the 12-month period ended September 30, 2014, Calvert Short Duration Income Fund (Class A shares at NAV) returned 1.34%. Its benchmark index, the Barclays 1-5 Year U.S. Credit Index, returned 2.23% for the same period. The Fund’s underperfor-mance resulted mainly from its allocation to short-maturity, high-yield securities not included in the Index. Positive contributors to returns were the Fund’s underweight to government-related sectors and an overweight to the securitized (also called asset-backed) sector.

Market Review

During the 12-month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies.

6	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT SHORT
DURATION INCOME
FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Corporate	66.5%
Financial Institutions	29.5%
Industrial	36.4%
Utility	0.6%
Government Related	0.5%
Agency	0.2%
Local Authority	0.3%
Municipal	0.2%
Government Public Service	0.2%
Securitized	26.6%
Asset-Backed Securities	14.0%
Commercial Mortgage-
Backed Securities	9.6%
Covered	1.6%
Mortgage-Backed Pass-
Through	1.4%
Short-Term Investments	2.2%
Treasury	4.0%
Total	100%

CALVERT SHORT
DURATION INCOME
FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	0.19%	1.34%
Class C	-0.18%	0.67%
Class I	0.48%	1.97%
Class Y	0.32%	1.70%

Barclays 1-5 Year
U.S. Credit
Index	0.86%	2.23%

Lipper Short
Investment
Grade Debt
Funds Average	0.36%	1.22%

	30 Days Ended
SEC Yield	9/30/13	9/30/14
Class A	1.37%	1.36%
Class C	0.72%	0.66%
Class I	1.99%	2.04%
Class Y	1.76%	1.64%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

U.S. economic growth was choppy, with the weather-induced January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target rate.1 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably2 grew in the neighborhood of 2%, in line with the average rate since the Great Recession.3 Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securi-

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 7

ties. The Barclays Long Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.4 However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but finished September significantly lower at 2.52%, while yields on two-year Treasury notes rose from 0.33% to 0.58% during the period. Overseas, as price deflation and recession threatened the eurozone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency proved strong relative to those of Japan, China, and Europe, where growth was disappointing.

Fund Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate. For the one-year reporting period, the Fund underperformed its passive benchmark, the Barclays U.S. 1-5 Year Credit Index, by 89 basis points.5 Underperformance was driven by the Fund’s out-of-benchmark allocation to high-yield securities, which broadly under-performed investment-grade corporate bonds. Its shorter-than-benchmark duration and underweight to the front-end of the yield curve (i.e., short-term securities) contributed positively to performance.

As of September 30, 2014, the Fund’s 2.1 year duration6 remained well below the 2.7 year duration of the Index, a position the Fund has maintained as a measure of risk protection against rising interest rates.

CALVERT SHORT
DURATION INCOME
FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-1.44%
Five year	2.06%
Ten year	3.50%

Class C Shares	(with max. load)
One year	-0.33%
Five year	1.89%
Ten year	2.99%

Class I Shares*
One year	1.97%
Five year	3.21%
Ten year	4.27%

Class Y Shares**
One year	1.70%
Five year	2.95%
Ten year	3.98%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008.

Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

8	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 2.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.12%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 9

The Fund achieved its duration position by maintaining a “barbell” approach: combining higher-yielding, relatively long-term bonds with floating-rate notes, which essentially have a zero-interest-rate duration. With interest rates rising for short-term bonds and falling for longer-dated bonds, the Fund benefitted from this strategy.

Additionally, our strategy of limiting exposure to government-related sectors aided Fund performance. Throughout the reporting period, broad participation in the out-of-benchmark securitized sector, which includes mortgage-backed bonds, was beneficial. The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, did not materially impact performance.

Broadly speaking, the Fund overall was successfully positioned throughout the reporting period, but ultimately underperformed as a result of holding specific high-yield securities.

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015. In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

2. Assuming Q3 GDP growth at a 3% annualized pace.

3. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

4. Barclays U.S. Treasury Index.

5. A basis point is 0.01 percentage points.

6. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

10	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 11

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,001.91	$5.42
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per year before expenses)

Class C
Actual	$1,000.00	$998.22	$8.98
Hypothetical	$1,000.00	$1,016.08	$9.06
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,004.78	$2.32
Hypothetical	$1,000.00	$1,022.76	$2.34
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,003.22	$3.85
Hypothetical	$1,000.00	$1,021.22	$3.89
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.79%, 0.46%, and 0.77% for Class A,
Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund: We have audited the accompanying statement of net assets of the Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 13

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

	Principal
Asset-Backed Securities - 16.2%	Amount	Value
American Credit Acceptance Receivables Trust:
1.45%, 4/16/18 (e)	$6,705,954	$6,730,652
5.91%, 7/15/19 (e)	4,500,000	4,591,890
2.39%, 11/12/19 (e)	3,820,000	3,840,414
American Homes 4 Rent:
1.60%, 6/17/31 (e)(r)	2,000,000	1,974,466
2.00%, 6/17/31 (e)(r)	2,000,000	1,956,776
2.35%, 6/17/31 (e)(r)	2,750,000	2,673,225
AmeriCredit Automobile Receivables Trust, 1.31%, 11/8/17	4,000,000	4,016,284
Avis Budget Rental Car Funding AESOP LLC, 3.29%, 2/20/21 (e)	6,000,000	5,951,622
BCC Funding VIII LLC, 1.794%, 6/20/20 (e)	3,796,000	3,790,306
Capital Automotive REIT, 5.73%, 12/15/38 (e)	4,727,180	5,028,661
Carfinance Capital Auto Trust, 3.15%, 8/15/19 (e)	7,250,000	7,366,333
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	6,158,250	6,215,337
Colony American Homes, 1.504%, 7/17/31 (e)(r)	5,100,000	4,993,395
CPS Auto Receivables Trust:
2.78%, 6/17/19 (e)	502,798	510,995
1.31%, 6/15/20 (e)	1,279,384	1,277,365
CPS Auto Trust:
1.82%, 12/16/19 (e)	1,365,386	1,377,811
1.82%, 9/15/20 (e)	2,865,202	2,870,557
Cronos Containers Program Ltd., 3.81%, 9/18/27 (e)	2,080,000	2,081,296
CV Mortgage Loan Trust, 4.311%, 12/25/43 (e)(r)	3,075,001	3,097,166
DT Auto Owner Trust, 1.67%, 2/15/19 (e)	6,568,174	6,581,645
Element Rail Leasing I LLC, 2.299%, 4/19/44 (e)	6,569,368	6,485,280
Ellington Loan Acquisition Trust, 1.055%, 5/25/37 (e)(r)	3,294,280	3,145,659
Exeter Automobile Receivables Trust:
3.18%, 3/15/17 (e)	2,854,504	2,869,593
1.49%, 11/15/17 (e)	2,643,839	2,652,649
First Investors Auto Owner Trust, 1.47%, 5/15/18 (e)	1,432,751	1,437,662
Flagship Credit Auto Trust:
1.32%, 4/16/18 (e)	1,498,120	1,500,254
1.94%, 1/15/19 (e)	1,944,334	1,949,302
FRS I LLC:
1.80%, 4/15/43 (e)	3,680,811	3,644,934
3.08%, 4/15/43 (e)	6,934,538	6,897,896
3.96%, 4/15/43 (e)	5,980,778	6,021,507
GLC Trust, 3.00%, 7/15/21 (e)	6,018,718	5,994,643
GMAT Trust, 3.72%, 2/25/44 (e)(r)	2,637,481	2,644,589
HLSS Servicer Advance Receivables Trust, 1.244%, 1/17/45 (e)	1,000,000	1,000,600
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	1,200,000	1,177,378
1.154%, 6/17/31 (e)(r)	5,000,000	4,965,920

14	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	Principal
Asset-Backed Securities - Cont’d	Amount	Value
Invitation Homes Trust: - Cont’d
1.654%, 6/17/31 (e)(r)	$1,500,000	$1,477,201
2.254%, 6/17/31 (e)(r)	15,000,000	14,913,615
1.754%, 9/17/31 (e)(r)	4,000,000	3,953,432
Navistar Financial Dealer Note Master Trust, 0.825%, 1/25/18 (e)(r)	5,700,000	5,704,104
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	3,300,000	3,299,934
3.24%, 6/18/24 (e)	5,400,000	5,409,072
2.47%, 9/18/24 (e)	10,000,000	9,990,000
Santander Drive Auto Receivables Trust:
1.33%, 5/15/17	3,000,000	3,008,307
1.94%, 3/15/18	3,640,000	3,667,777
Sierra Timeshare Receivables Funding LLC:
2.92%, 11/20/25 (e)	1,479,774	1,498,095
4.36%, 7/20/28 (e)	573,894	593,328
2.84%, 11/20/28 (e)	2,155,178	2,194,704
3.58%, 11/20/28 (e)	4,364,917	4,472,848
1.87%, 8/20/29 (e)	3,271,068	3,287,966
1.59%, 11/20/29 (e)	3,298,315	3,300,575
2.39%, 11/20/29 (e)	989,495	998,400
2.07%, 3/20/30 (e)	2,960,288	2,966,949
2.42%, 3/20/30 (e)	2,960,288	2,960,353
Silver Bay Realty Trust, 2.204%, 9/17/31 (e)(r)	6,500,000	6,439,693
SLM Private Credit Student Loan Trust, 0.524%, 12/15/39 (r)	1,797,528	1,555,049
SNAAC Auto Receivables Trust:
1.14%, 7/16/18 (e)	1,542,180	1,543,978
3.07%, 8/15/18 (e)	3,000,000	3,051,705
SoFi Professional Loan Program LLC, 3.02%, 10/25/27 (e)	1,449,326	1,450,363
SpringCastle America Funding LLC, 2.70%, 5/25/23 (e)	15,000,000	14,962,500
Springleaf Funding Trust, 2.41%, 12/15/22 (e)	5,000,000	4,990,380
STORE Master Funding LLC, 4.16%, 3/20/43 (e)	4,882,877	4,945,183
Structured Asset Securities Corp. Mortgage Loan Trust, 0.275%,
1/25/37 (e)(r)	3,029,864	2,950,888
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	1,829,288	1,827,969
TAL Advantage V LLC:
3.55%, 11/20/38 (e)	4,719,917	4,769,292
3.51%, 2/22/39 (e)	1,883,333	1,901,656
4.10%, 2/22/39 (e)	1,883,333	1,884,162
1.70%, 5/20/39 (e)	6,404,435	6,325,020
TOP-RE, 3.47%, 11/20/28 (e)	1,854,261	1,856,616
Truman Capital Mortgage Loan Trust, 3.125%, 6/25/54 (e)(r)	3,500,000	3,482,360
US Residential Opportunity Fund Trust, 3.466%, 3/25/34 (e)(r)	3,411,902	3,415,969
Vericrest Opportunity Loan Transferee 2014-NPL4 LLC, 3.125%,
4/27/54 (e)(r)	7,460,004	7,459,840
VOLT XX LLC, 3.625%, 3/25/54 (e)(r)	1,056,544	1,060,557
VOLT XXI LLC, 3.625%, 11/25/53 (e)(r)	1,368,467	1,371,915
VOLT XXIII LLC, 3.625%, 11/25/53 (e)(r)	2,519,288	2,525,801

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	Principal
Asset-Backed Securities - Cont’d	Amount	Value
VOLT XXIV LLC, 3.25%, 11/25/53 (e)(r)	$2,073,980	$2,077,572

Total Asset-Backed Securities (Cost $285,575,910)		284,859,190

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 2.3%
CAM Mortgage Trust, 2.60%, 5/15/48 (e)(r)	7,449,755	7,449,412
Fannie Mae Connecticut Avenue Securities:
1.00%, 5/25/24 (r)	9,372,299	9,224,723
3.055%, 7/25/24 (r)	2,800,000	2,632,084
3.155%, 7/25/24 (r)	1,000,000	945,455
CAS 2014-C02 1M2, 2.755%, 5/25/24 (r)	5,300,000	4,869,968
CAS 2014-C02 2M2, 2.755%, 5/25/24 (r)	4,400,000	4,077,093
Freddie Mac Structured Agency Credit Risk Debt Notes,
1.605%, 11/25/23 (r)	3,252,800	3,253,714
Springleaf Mortgage Loan Trust:
1.27%, 6/25/58 (e)(r)	6,489,895	6,467,699
1.57%, 12/25/59 (e)(r)	1,784,866	1,783,847

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $41,659,865)		40,703,995

Commercial Mortgage-Backed Securities - 6.5%
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	133,700	135,207
Boca Hotel Portfolio Trust, 1.904%, 8/15/26 (e)(r)	5,200,000	5,205,112
CGBAM Commercial Mortgage Trust:
1.954%, 5/15/30 (e)(r)	7,500,000	7,500,720
1.354%, 2/15/31 (e)(r)	2,000,000	1,997,484
1.754%, 2/15/31 (e)(r)	2,750,000	2,743,087
COMM SAVA Mortgage Trust, 3.254%, 6/15/34 (e)(r)	4,200,000	4,201,546
Commercial Mortgage Pass Through Certificates:
2.154%, 6/11/27 (e)(r)	5,000,000	5,001,650
3.25%, 11/27/28 (e)(r)	1,515,140	1,524,200
1.757%, 6/8/30 (e)(r)	15,000,000	15,015,585
CSMC Trust:
1.704%, 4/15/27 (e)(r)	3,000,000	3,006,477
2.304%, 4/15/27 (e)(r)	2,000,000	2,003,174
EQTY INNS Mortgage Trust:
1.756%, 5/8/31 (e)(r)	4,500,000	4,477,689
2.506%, 5/8/31 (e)(r)	7,269,000	7,269,305
Extended Stay America Trust, 3.604%, 12/5/31 (e)	7,760,000	7,864,465
GE Business Loan Trust, 0.654%, 11/15/33 (e)(r)	1,779,986	1,678,042
Hilton USA Trust:
1.656%, 11/5/30 (e)(r)	7,000,000	7,004,410
3.714%, 11/5/30 (e)	1,600,000	1,625,533
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	4,200,000	4,279,922

16	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	Principal
Commercial Mortgage-Backed Securities - Cont’d	Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust: - Cont’d
3.931%, 6/10/27 (e)(r)	$3,000,000	$3,004,209
3.754%, 6/15/29 (e)(r)	7,300,000	7,285,444
1.304%, 4/15/30 (e)(r)	11,000,000	10,985,623
Morgan Stanley Capital I Trust, 3.56%, 7/13/29 (e)(r)	1,500,000	1,476,880
ORES NPL LLC:
3.00%, 3/27/24 (e)	6,822,904	6,823,204
3.081%, 9/25/25 (e)	2,107,572	2,107,671

Total Commercial Mortgage-Backed Securities
(Cost $114,216,765)		114,216,639

Corporate Bonds - 67.6%
99¢ Only Stores, 11.00%, 12/15/19	1,500,000	1,627,500
AbbVie, Inc., 1.75%, 11/6/17	2,000,000	1,993,182
Aetna, Inc., 1.50%, 11/15/17	1,000,000	995,945
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc., 4.625%, 6/26/15	1,000,000	1,013,900
America Movil SAB de CV:
2.375%, 9/8/16	2,250,000	2,298,082
1.235%, 9/12/16 (r)	5,000,000	5,055,895
American Eagle Energy Corp., 11.00%, 9/1/19 (e)	3,500,000	3,395,000
American Express Centurion Bank:
0.684%, 11/13/15 (r)	6,150,000	6,175,055
0.875%, 11/13/15	2,000,000	2,006,462
American Express Credit Corp., 1.335%, 6/12/15 (r)	2,500,000	2,518,200
American International Group, Inc.:
5.60%, 10/18/16	2,000,000	2,177,380
3.375%, 8/15/20	2,700,000	2,780,754
American Tower Corp., 4.70%, 3/15/22	3,500,000	3,663,828
Amgen, Inc.:
1.875%, 11/15/14	2,000,000	2,003,674
3.45%, 10/1/20	800,000	828,219
Anadarko Petroleum Corp.:
6.375%, 9/15/17	2,400,000	2,720,443
3.45%, 7/15/24	1,500,000	1,473,279
Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	10,000,000	9,819,140
Antero Resources Finance Corp., 6.00%, 12/1/20	1,000,000	1,020,000
Apache Corp., 1.75%, 4/15/17	1,000,000	1,007,339
ArcelorMittal:
4.25%, 2/25/15	2,000,000	2,007,500
6.125%, 6/1/18	2,300,000	2,438,000
AT&T, Inc.:
2.40%, 8/15/16	13,000,000	13,303,355
1.60%, 2/15/17	5,000,000	5,037,300
2.375%, 11/27/18	4,700,000	4,743,968
3.875%, 8/15/21	2,100,000	2,201,163

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

	Principal
Corporate Bonds - Cont’d	Amount	Value
Bank of America Corp.:
5.25%, 12/1/15	$2,000,000	$2,094,370
5.70%, 5/2/17	5,000,000	5,482,315
6.40%, 8/28/17	5,000,000	5,624,475
1.274%, 1/15/19 (r)	5,950,000	6,034,853
2.60%, 1/15/19	5,000,000	4,990,260
2.65%, 4/1/19	5,000,000	4,984,675
4.125%, 1/22/24	5,900,000	6,012,725
4.00%, 4/1/24	4,600,000	4,647,937
Bank of America NA:
5.30%, 3/15/17	30,000,000	32,502,420
0.534%, 6/15/17 (r)	19,537,000	19,402,918
6.10%, 6/15/17	1,155,000	1,286,128
Barrick North America Finance LLC, 4.40%, 5/30/21	1,500,000	1,519,126
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,033,376
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	2,000,000	2,032,968
3.00%, 5/15/22	3,000,000	2,993,295
Berkshire Hathaway, Inc., 1.90%, 1/31/17	3,000,000	3,057,441
Beverages & More, Inc., 10.00%, 11/15/18 (e)	1,500,000	1,410,000
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	5,000,000	5,005,330
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	7,869,000	8,825,438
Bon-Ton Department Stores, Inc., 8.00%, 6/15/21	1,500,000	1,342,500
BP Capital Markets plc:
1.846%, 5/5/17	5,000,000	5,053,445
1.375%, 5/10/18	2,000,000	1,964,126
2.237%, 5/10/19	1,000,000	993,881
Caisse Centrale Desjardins, 2.55%, 3/24/16 (e)	10,000,000	10,274,160
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	4,000,000	4,120,000
7.875%, 10/15/19 (e)	4,500,000	4,911,646
Capital One Bank:
1.20%, 2/13/17	3,500,000	3,492,377
2.25%, 2/13/19	3,000,000	2,973,090
Capital One Financial Corp.:
3.15%, 7/15/16	8,000,000	8,282,640
6.15%, 9/1/16	3,800,000	4,152,112
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	1,500,000	1,631,250
Caterpillar Financial Services Corp.:
1.125%, 12/15/14	5,000,000	5,009,260
0.70%, 11/6/15	2,000,000	2,003,368
1.25%, 11/6/17	1,000,000	992,657
Cemex SAB de CV:
5.234%, 9/30/15 (e)(r)	14,050,000	14,372,449
4.984%, 10/15/18 (e)(r)	2,000,000	2,120,000
6.50%, 12/10/19 (e)	3,000,000	3,097,500

18	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
CenturyLink, Inc.:
5.625%, 4/1/20	$2,000,000	$2,063,000
6.45%, 6/15/21	7,000,000	7,490,000
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	2,500,000	2,737,500
Chesapeake Energy Corp.:
3.25%, 3/15/16	4,000,000	4,010,000
4.875%, 4/15/22	1,750,000	1,758,750
Chevron Corp., 2.355%, 12/5/22	1,500,000	1,428,442
Cisco Systems, Inc., 2.125%, 3/1/19	4,600,000	4,597,686
CIT Group, Inc.:
4.25%, 8/15/17	8,325,000	8,408,250
5.25%, 3/15/18	5,100,000	5,253,000
Citigroup, Inc.:
0.502%, 6/9/16 (r)	18,000,000	17,902,314
2.50%, 9/26/18	24,000,000	24,156,096
2.55%, 4/8/19	5,000,000	4,996,200
2.50%, 7/29/19	3,000,000	2,973,267
ConAgra Foods, Inc.:
1.35%, 9/10/15	2,000,000	2,010,368
1.90%, 1/25/18	2,000,000	1,988,014
Costco Wholesale Corp., 1.70%, 12/15/19	3,000,000	2,929,962
Coveris Holdings SA, 7.875%, 11/1/19 (e)	3,250,000	3,396,250
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	4,000,000	4,281,768
4.174%, 8/15/37 (e)	5,500,000	5,794,002
CVS Pass-Through Trust, 6.036%, 12/10/28	1,800,554	2,082,355
DDR Corp., 4.75%, 4/15/18	9,265,000	9,994,980
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,894,375
Deutsche Telekom International Finance BV, 2.25%, 3/6/17 (e)	4,000,000	4,071,756
Devon Energy Corp., 1.875%, 5/15/17	2,000,000	2,018,384
DineEquity, Inc., 9.50%, 10/30/18	9,437,000	9,920,646
Discover Bank, 8.70%, 11/18/19	2,107,000	2,630,524
Discover Financial Services, 6.45%, 6/12/17	4,175,000	4,676,422
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	3,028,302
Duke Energy Carolinas LLC, 1.75%, 12/15/16	3,000,000	3,048,972
Eaton Corp., 0.95%, 11/2/15	3,000,000	3,009,522
Ecolab, Inc., 3.00%, 12/8/16	5,000,000	5,189,485
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	22,805,000	25,769,650
ERP Operating LP, 2.375%, 7/1/19	2,000,000	1,987,248
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	5,650,000	5,508,750
Fifth Third Bancorp, 0.653%, 12/20/16 (r)	12,000,000	11,973,528
First Data Corp., 11.75%, 8/15/21	700,000	810,250
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	5,228,000	5,267,210
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	18,550,000	19,399,887
3.984%, 6/15/16	4,000,000	4,189,484

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

	Principal
Corporate Bonds - Cont’d	Amount	Value
Ford Motor Credit Co. LLC: - Cont’d
4.25%, 2/3/17	$4,500,000	$4,771,566
0.803%, 12/6/17 (r)	4,000,000	4,006,232
2.375%, 3/12/19	2,600,000	2,573,662
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.:
6.125%, 6/15/19	5,000,000	5,475,000
8.625%, 10/15/19	2,500,000	2,622,128
Freeport-McMoRan, Inc.:
1.40%, 2/13/15	4,000,000	4,011,256
3.10%, 3/15/20	2,000,000	1,984,326
General Electric Capital Corp.:
2.90%, 1/9/17	13,900,000	14,436,596
2.30%, 4/27/17	9,000,000	9,247,464
0.941%, 4/2/18 (r)	5,000,000	5,057,045
5.625%, 5/1/18	2,100,000	2,374,132
2.10%, 12/11/19	1,000,000	994,044
4.625%, 1/7/21	1,300,000	1,432,761
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	5,000,000	5,325,590
General Motors Financial Co., Inc.:
3.00%, 9/25/17	2,000,000	2,020,000
3.50%, 7/10/19	1,000,000	1,007,497
Gibson Brands, Inc., 8.875%, 8/1/18 (e)	2,900,000	2,834,750
Gilead Sciences, Inc.:
2.40%, 12/1/14	2,000,000	2,007,196
3.05%, 12/1/16	3,000,000	3,125,028
2.05%, 4/1/19	2,000,000	1,984,864
Glencore Finance Canada Ltd., 2.05%, 10/23/15 (e)	4,000,000	4,044,708
Glencore Funding LLC:
1.70%, 5/27/16 (e)	3,000,000	3,020,355
1.594%, 1/15/19 (e)(r)	8,000,000	8,059,808
3.125%, 4/29/19 (e)	2,000,000	2,001,200
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	2,300,000	2,376,871
2.375%, 1/22/18	6,900,000	6,971,629
6.15%, 4/1/18	4,600,000	5,186,776
1.334%, 11/15/18 (r)	8,000,000	8,138,896
2.625%, 1/31/19	10,800,000	10,772,222
4.00%, 3/3/24	2,500,000	2,517,950
Goodrich Petroleum Corp., 8.875%, 3/15/19	2,250,000	2,311,875
Great River Energy, 5.829%, 7/1/17 (e)	6,555,727	7,054,454
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	2,000,000	2,135,000
Harley-Davidson Financial Services, Inc.:
1.15%, 9/15/15 (e)	3,000,000	3,015,405
2.70%, 3/15/17 (e)	2,700,000	2,774,760
Health Net, Inc., 6.375%, 6/1/17	2,950,000	3,178,625
Hercules Offshore, Inc., 8.75%, 7/15/21 (e)	5,706,000	4,964,220

20	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
HSBC USA, Inc., 2.375%, 2/13/15	$2,000,000	$2,015,060
Hyundai Capital America:
1.875%, 8/9/16 (e)	1,000,000	1,012,411
2.875%, 8/9/18 (e)	1,000,000	1,024,347
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,000,000	3,130,323
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	5,550,000	5,439,000
International Business Machines Corp., 1.95%, 7/22/16	5,000,000	5,103,345
International Lease Finance Corp., 4.875%, 4/1/15	4,750,000	4,821,250
Jefferies Group LLC, 5.125%, 4/13/18	6,500,000	7,079,579
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	1,750,000	1,767,281
John Deere Capital Corp., 1.95%, 3/4/19	2,430,000	2,414,990
JPMorgan Chase & Co.:
6.00%, 1/15/18	2,000,000	2,251,038
2.35%, 1/28/19	21,700,000	21,595,428
3.875%, 2/1/24	2,000,000	2,048,312
3.625%, 5/13/24	1,500,000	1,489,994
JPMorgan Chase Bank NA, 5.875%, 6/13/16	8,000,000	8,639,704
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	3,000,000	3,131,250
Kia Motors Corp., 3.625%, 6/14/16 (e)	5,850,000	6,072,206
Kinder Morgan Energy Partners LP:
2.65%, 2/1/19	1,000,000	997,023
3.45%, 2/15/23	3,000,000	2,866,494
Koppers, Inc., 7.875%, 12/1/19	2,500,000	2,596,875
Kraft Foods Group, Inc.:
1.625%, 6/4/15	1,000,000	1,007,443
2.25%, 6/5/17	2,000,000	2,037,344
Laboratory Corp. of America Holdings, 4.00%, 11/1/23	1,200,000	1,228,933
Landry's, Inc., 9.375%, 5/1/20 (e)	4,441,000	4,696,358
Lear Corp., 8.125%, 3/15/20	1,164,000	1,228,020
Leucadia National Corp.:
8.125%, 9/15/15	4,200,000	4,469,850
5.50%, 10/18/23	2,700,000	2,821,584
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,693,754
Lockheed Martin Corp., 2.125%, 9/15/16	2,000,000	2,045,928
LyondellBasell Industries NV:
5.00%, 4/15/19	4,500,000	4,967,532
6.00%, 11/15/21	2,500,000	2,914,958
Macquarie Bank Ltd., 1.65%, 3/24/17 (e)	5,000,000	4,999,535
Macquarie Group Ltd., 3.00%, 12/3/18 (e)	2,000,000	2,041,566
Masco Corp., 5.85%, 3/15/17	3,010,000	3,266,753
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (e)	8,000,000	7,933,616
Microsoft Corp., 0.875%, 11/15/17	1,000,000	987,850
Molson Coors Brewing Co., 2.00%, 5/1/17	1,000,000	1,013,893
Morgan Stanley:
6.25%, 8/28/17	8,200,000	9,213,077
2.125%, 4/25/18	4,750,000	4,749,501

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

	Principal
Corporate Bonds - Cont’d	Amount	Value
Morgan Stanley: - Cont’d
0.973%, 7/23/19 (r)	$11,000,000	$11,015,455
2.375%, 7/23/19	6,400,000	6,298,803
Mylan, Inc.:
1.80%, 6/24/16	2,000,000	2,023,354
2.60%, 6/24/18	1,000,000	1,009,325
National City Corp., 6.875%, 5/15/19	1,500,000	1,777,365
National Oilwell Varco, Inc., 1.35%, 12/1/17	1,000,000	995,571
Nationwide Health Properties, Inc., 6.90%, 10/1/37	5,890,000	7,355,373
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	2,000,000	1,973,530
NBCUniversal Media LLC:
2.875%, 4/1/16	5,000,000	5,155,125
4.375%, 4/1/21	5,000,000	5,446,750
New York Life Global Funding, 1.65%, 5/15/17 (e)	3,050,000	3,077,063
NII Capital Corp.:
10.00%, 8/15/16 (q)*	6,100,000	1,738,500
7.625%, 4/1/21 (p)*	11,170,000	2,122,300
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	5,000,000	5,050,245
2.65%, 9/26/18 (e)	4,600,000	4,684,129
2.35%, 3/4/19 (e)	3,800,000	3,805,236
Noble Holding International Ltd., 2.50%, 3/15/17	2,000,000	2,036,104
Northern Tier Energy LLC / Northern Tier Finance Corp.,
7.125%, 11/15/20	4,000,000	4,220,000
Northrop Grumman Corp., 1.75%, 6/1/18	2,000,000	1,982,274
Numericable Group SA, 4.875%, 5/15/19 (e)	2,000,000	1,975,000
Nuveen Investments, Inc., 9.50%, 10/15/20 (e)	4,000,000	4,640,000
Oracle Corp.:
2.25%, 10/8/19	2,000,000	1,991,730
2.80%, 7/8/21	2,000,000	1,985,080
Penske Truck Leasing Co. LP / PTL Finance Corp.:
2.50%, 3/15/16 (e)	5,000,000	5,101,660
3.75%, 5/11/17 (e)	3,000,000	3,154,188
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	2,750,000	2,805,000
Pernod Ricard SA:
2.95%, 1/15/17 (e)	5,000,000	5,154,435
4.25%, 7/15/22 (e)	2,000,000	2,083,636
Perrigo Co. plc, 1.30%, 11/8/16 (e)	1,000,000	1,000,918
Pioneer Natural Resources Co., 5.875%, 7/15/16	14,450,000	15,582,548
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	2,129,000	2,286,014
Prudential Covered Trust, 2.997%, 9/30/15 (e)	300,000	306,238
Quicksilver Resources, Inc., 7.125%, 4/1/16	8,250,000	3,341,250
Regions Bank, 7.50%, 5/15/18	3,800,000	4,430,333
Regions Financial Corp., 5.75%, 6/15/15	7,750,000	7,997,008
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC,
9.00%, 4/15/19	1,100,000	1,145,375
Rio Tinto Finance USA plc, 2.00%, 3/22/17	3,500,000	3,553,935

22	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	$1,000,000	$1,032,500
Royal Bank of Canada, 1.20%, 9/19/18	16,910,000	16,820,106
Ryder System, Inc., 3.15%, 3/2/15	4,000,000	4,044,184
SABMiller Holdings, Inc.:
2.45%, 1/15/17 (e)	9,000,000	9,194,418
2.20%, 8/1/18 (e)	8,700,000	8,681,513
SandRidge Energy, Inc., 7.50%, 3/15/21	500,000	487,500
SBA Tower Trust, 2.24%, 4/15/43 (e)	12,000,000	11,826,624
Shell International Finance BV, 1.90%, 8/10/18	4,700,000	4,701,109
Sherwin-Williams Co., 1.35%, 12/15/17	2,000,000	1,992,588
Simon Property Group LP, 2.80%, 1/30/17	5,000,000	5,171,420
Sinclair Television Group, Inc., 8.375%, 10/15/18	2,190,000	2,283,075
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	6,627,000	6,693,270
St. Jude Medical, Inc., 2.50%, 1/15/16	920,000	939,533
SunTrust Bank, 0.525%, 8/24/15 (r)	5,175,000	5,170,229
SunTrust Banks, Inc., 3.50%, 1/20/17	2,500,000	2,622,085
SUPERVALU, Inc.:
8.00%, 5/1/16	1,750,000	1,883,438
6.75%, 6/1/21	4,000,000	3,940,000
Symantec Corp.:
2.75%, 9/15/15	2,710,000	2,758,981
2.75%, 6/15/17	5,000,000	5,112,620
Sysco Corp.:
1.45%, 10/2/17	1,000,000	1,001,351
2.35%, 10/2/19	1,000,000	1,000,021
Telefonica Emisiones SAU:
3.992%, 2/16/16	5,270,000	5,483,915
3.192%, 4/27/18	3,000,000	3,094,101
The Hartford Financial Services Group, Inc., 4.00%, 10/15/17	5,000,000	5,350,250
The Hertz Corp., 7.50%, 10/15/18	2,000,000	2,070,000
Thermo Fisher Scientific, Inc.:
1.30%, 2/1/17	2,000,000	1,993,886
2.40%, 2/1/19	1,000,000	1,001,547
Time Warner Cable, Inc.:
6.75%, 7/1/18	3,000,000	3,488,169
8.75%, 2/14/19	1,500,000	1,888,216
Time Warner, Inc., 4.05%, 12/15/23	1,500,000	1,537,284
Total Capital International SA, 1.55%, 6/28/17	3,000,000	3,021,387
UDR, Inc., 3.70%, 10/1/20	2,000,000	2,065,112
UnitedHealth Group, Inc., 1.875%, 11/15/16	2,000,000	2,035,170
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	24,379,000	24,806,705
Ventas Realty LP / Ventas Capital Corp.:
4.00%, 4/30/19	2,000,000	2,127,276
2.70%, 4/1/20	3,000,000	2,951,436
Verizon Communications, Inc., 2.625%, 2/21/20 (e)	22,605,000	22,321,420

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 23

	Principal
Corporate Bonds - Cont’d	Amount	Value
Viacom, Inc.:
2.50%, 12/15/16	$2,000,000	$2,054,116
2.20%, 4/1/19	3,000,000	3,001,044
Virgin Media Finance plc, 4.875%, 2/15/22	1,000,000	947,500
Volkswagen International Finance NV:
1.125%, 11/18/16 (e)	2,000,000	2,002,076
2.125%, 11/20/18 (e)	1,000,000	1,002,086
Vornado Realty LP, 5.00%, 1/15/22	1,500,000	1,637,652
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	4,000,000	3,875,000
WellPoint, Inc.:
1.25%, 9/10/15	1,000,000	1,005,870
1.875%, 1/15/18	2,000,000	1,997,808
Wells Fargo & Co., 1.15%, 6/2/17	5,000,000	4,968,210
Williams Co.'s, Inc., 4.55%, 6/24/24	3,000,000	2,967,816
Xerox Corp., 2.80%, 5/15/20	2,000,000	1,972,096
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,298,730
Zimmer Holdings, Inc., 1.40%, 11/30/14	4,000,000	4,006,272
Zoetis, Inc., 1.875%, 2/1/18	6,250,000	6,205,644

Total Corporate Bonds (Cost $1,176,906,782)		1,189,142,178

Floating Rate Loans(d)- 0.3%
Albertson's Holdings LLC:
6.25%, 8/25/19 (r)	1,200,000	1,189,800
6.75%, 8/25/21 (r)	950,000	944,062
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	2,307,846	2,269,106
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	1,470,969	1,444,002

Total Floating Rate Loans (Cost $5,886,979)		5,846,970

Municipal Obligations - 0.5%
City of Old Town Maine Solid Waste Disposal Revenue VRDN,
0.24%, 12/1/24 (r)†	1,700,000	1,700,000
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	2,475,000	2,418,323
4.704%, 5/1/16	1,210,000	1,040,600
New York State MMC Corp. Revenue VRDN, 0.38%, 11/1/35 (r)†	3,000,000	3,000,000
Prentiss County Mississippi Industrial Development Revenue VRDN,
0.65%, 10/1/17 (r)†	1,000,000	1,000,000

Total Municipal Obligations (Cost $9,179,175)		9,158,923

Sovereign Government Bonds - 0.4%
Kommunalbanken AS, 0.75%, 11/21/16 (e)	1,000,000	998,967
Province of Ontario Canada, 1.65%, 9/27/19	5,000,000	4,891,965

Total Sovereign Government Bonds (Cost $6,029,922)		5,890,932

24	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	Principal
Time Deposit - 1.9%	Amount	Value
State Street Bank Time Deposit, 0.069%, 10/1/14	$33,149,822	$33,149,822

Total Time Deposit (Cost $33,149,822)		33,149,822

U.S. Government Agencies and Instrumentalities - 0.1%
COP I LLC, 3.613%, 12/5/21	1,968,711	2,102,099

Total U.S. Government Agencies and Instrumentalities
(Cost $1,968,711)		2,102,099

U.S. Treasury Obligations - 4.0%
United States Treasury Notes:
0.50%, 9/30/16	5,200,000	5,191,467
1.00%, 9/15/17	53,435,000	53,351,534
1.75%, 9/30/19	7,705,000	7,694,768
2.375%, 8/15/24	4,600,000	4,546,815

Total U.S. Treasury Obligations (Cost $70,797,109)		70,784,584

TOTAL INVESTMENTS (Cost $1,745,371,040) - 99.8%		1,755,855,332
Other assets and liabilities, net - 0.2%		4,164,159
Net Assets - 100%		$1,760,019,491

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 57,675,635 shares outstanding		$916,480,025
Class C: 12,038,461 shares outstanding .		191,965,264
Class I: 14,223,367 shares outstanding		232,137,719
Class Y: 24,571,212 shares outstanding		408,753,805
Undistributed net investment income		82,065
Accumulated net realized gain (loss)		(121,248)
Net unrealized appreciation (depreciation)		10,721,861

Net Assets		$1,760,019,491

Net Asset Value Per Share
Class A (based on net assets of $933,534,209)		$16.19
Class C (based on net assets of $194,133,437) .		$16.13
Class I (based on net assets of $231,419,870)		$16.27
Class Y (based on net assets of $400,931,975)		$16.32

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 25

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
2 Year U.S. Treasury Notes	250	12/14	$54,710,938	($3,436)
5 Year U.S. Treasury Notes	411	12/14	48,603,961	181,829
10 Year U.S. Treasury Notes	76	12/14	9,472,688	59,176
Total Sold				$237,569

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of con-
tractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.
Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) Security is in default and is no longer accruing interest. During the year, $110,925 of interest was written off.

(q) Security is in default and is no longer accruing interest. During the year, $612,667 of interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Notes

See notes to financial statements.

26 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$53,492,778
Total investment income .	53,492,778

Expenses:
Investment advisory fee .	6,016,776
Administrative fees	4,978,445
Transfer agency fees and expenses .	2,963,216
Distribution Plan expenses:
Class A .	2,689,589
Class C	2,129,064
Trustees' fees and expenses	200,113
Custodian fees	125,733
Registration fees .	67,924
Reports to shareholders .	48,363
Professional fees	160,536
Accounting fees .	188,302
Miscellaneous	16,662
Total expenses	19,584,723
Reimbursement from Advisor:
Class A .	(683,539)
Net expenses	18,901,184

Net Investment Income	34,591,594

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,219,547
Futures	(1,976,457)
4,243,090

Change in unrealized appreciation (depreciation) on:
Investments	(14,640,685)
Futures	1,233,217
(13,407,468)

Net Realized and Unrealized Gain (Loss)	(9,164,378)

Increase (Decrease) in Net Assets
Resulting From Operations	$25,427,216

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income .	$34,591,594	$35,015,227
Net realized gain (loss)	4,243,090	(3,129,567)
Change in unrealized appreciation (depreciation)	(13,407,468)	(12,128,100)

Increase (Decrease) in Net Assets
Resulting From Operations	25,427,216	19,757,560

Distributions to shareholders from:
Net investment income:
Class A shares	(20,185,154)	(23,749,276)
Class C shares	(2,461,905)	(3,038,204)
Class I shares .	(4,892,987)	(2,763,958)
Class Y shares .	(7,226,530)	(7,275,224)
Net realized gain:
Class A shares	—	(1,070,448)
Class C shares	—	(216,761)
Class I shares .	—	(80,246)
Class Y shares .	—	(266,366)
Total distributions .	(34,766,576)	(38,460,483)

Capital share transactions:
Shares sold:
Class A shares	215,050,083	318,076,575
Class C shares	24,025,330	36,751,129
Class I shares .	113,773,938	101,716,681
Class Y shares .	217,732,943	141,686,543
Reinvestment of distributions:
Class A shares	17,773,508	21,493,458
Class C shares	1,597,502	1,995,114
Class I shares .	3,982,761	2,350,992
Class Y shares .	4,736,024	4,285,083
Redemption fees:
Class A shares	17,939	35,949
Class C shares	2,591	1,970
Class I shares .	—	9
Class Y shares .	10,681	20,183
Shares redeemed:
Class A shares	(440,035,258)	(461,585,134)
Class C shares	(58,879,155)	(66,890,397)
Class I shares .	(42,467,319)	(46,025,929)
Class Y shares .	(148,953,532)	(117,423,436)
Total capital share transactions .	(91,631,964)	(63,511,210)

Total Increase (Decrease) in Net Assets	(100,971,324)	(82,214,133)

See notes to financial statements.

28 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2014	2013
Beginning of year	$1,860,990,815	$1,943,204,948
End of year (including undistributed net investment income of
$82,065 and $76,026, respectively)	$1,760,019,491	$1,860,990,815

Capital Share Activity
Shares sold:
Class A shares	13,172,075	19,328,435
Class C shares	1,477,002	2,240,047
Class I shares	6,931,225	6,173,255
Class Y shares	13,242,207	8,556,625
Reinvestment of distributions:
Class A shares	1,089,324	1,309,745
Class C shares	98,264	122,030
Class I shares	242,944	142,805
Class Y shares	288,086	259,236
Shares redeemed:
Class A shares	(26,964,235)	(28,125,985)
Class C shares	(3,621,354)	(4,090,204)
Class I shares	(2,586,063)	(2,791,904)
Class Y shares	(9,054,602)	(7,095,763)
Total capital share activity	(5,685,127)	(3,971,678)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a dis-

30	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT closure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations and commercial mortgage-backed securities pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

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The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$284,859,190	—	$284,859,190
Collateralized mortgage-backed	—	40,703,995	—	40,703,995
obligations
Commercial mortgage-backed	—	114,216,639	—	114,216,639
securities
Corporate bonds	—	1,189,142,178	**	1,189,142,178
Municipal obligations	—	9,158,923	—	9,158,923
U.S. government obligations	—	72,886,683	—	72,886,683
Other debt obligations	—	44,887,724	—	44,887,724
TOTAL	—	$1,755,855,332	**	$1,755,855,332
Other financial instruments***	$237,569	—	—	$237,569

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Level 3 securities represents 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

32 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 137 contracts and $4,652,678 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 26.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

34	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion. Under the terms of the agreement, $483,318 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.08%, .75%, and .95% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At year end, $125,133 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, C, and Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $385,774 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $358,045 was payable at year end.

CID received $67,149 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $112,459 for the year ended September 30, 2014. Under the terms of the agreement, $9,292 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

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Note C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,391,266,377 and $1,461,861,288, respectively. U.S. government security purchases and sales were $1,576,991,875 and $1,550,658,896, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2014, such purchase and sales transactions were $107,749,654 and $132,045,000, respectively. There were no gains or losses on these sale transactions.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$34,766,576	$36,992,461
Long-term capital gain	—	1,468,022
Total	$34,766,576	$38,460,483

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated and the federal tax cost were as follows:

Unrealized appreciation	$25,779,864
Unrealized (depreciation)	(15,626,138)
Net unrealized appreciation/(depreciation)	$10,153,726
Undistributed ordinary income	$82,065
Undistributed long-term capital gain	$446,887
Federal income tax cost of investments	$1,745,701,606

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	$181,021
Accumulated net realized gain (loss)	(181,021)

36	www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014 borrowings by the Fund under the agreement were as follows:

	Weighted Average	Maximum Amount	Month of Maximum
Average Daily Balance	Interest Rate	Borrowed	Amount Borrowed
$38,399	1.34%	$10,434,846	March 2014

Note E — Regulatory Matters

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $10,161,859 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

Note F — Subsequent Events

In preparing the financial statements as of September 30, 2014, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 37

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.28	$16.43	$16.06
Income from investment operations:
Net investment income	.31	.30	.35
Net realized and unrealized gain (loss)	(.09)	(.12)	.65
Total from investment operations	.22	.18	1.00
Distributions from:
Net investment income	(.31)	(.32)	(.38)
Net realized gain	—	(.01)	(.25)
Total distributions	(.31)	(.33)	(.63)
Total increase (decrease) in net asset value	(.09)	(.15)	.37
Net asset value, ending	$16.19	$16.28	$16.43

Total return*	1.34%	1.12%	6.41%
Ratios to average net assets: A
Net investment income	1.87%	1.84%	2.18%
Total expenses	1.14%	1.12%	1.22%
Expenses before offsets	1.08%	1.08%	1.08%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	168%	166%	187%
Net assets, ending (in thousands)	$933,534	$1,145,473	$1,279,265

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010
Net asset value, beginning	$16.64	$16.48
Income from investment operations:
Net investment income	.33	.42
Net realized and unrealized gain (loss)	(.40)	.37
Total from investment operations	(.07)	.79
Distributions from:
Net investment income	(.39)	(.40)
Net realized gain	(.12)	(.23)
Total distributions	(.51)	(.63)
Total increase (decrease) in net asset value	(.58)	.16
Net asset value, ending	$16.06	$16.64

Total return*	(.46%)	4.90%
Ratios to average net assets: A
Net investment income	2.02%	2.53%
Total expenses	1.15%	1.14%
Expenses before offsets	1.08%	1.08%
Net expenses	1.08%	1.08%
Portfolio turnover	263%	226%
Net assets, ending (in thousands)	$1,686,575	$2,002,449

See notes to financial highlights.

38 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.21	$16.37	$15.99
Income from investment operations:
Net investment income	.19	.19	.22
Net realized and unrealized gain (loss)	(.08)	(.14)	.66
Total from investment operations	.11	.05	.88
Distributions from:
Net investment income	(.19)	(.20)	(.25)
Net realized gain	—	(.01)	(.25)
Total distributions	(.19)	(.21)	(.50)
Total increase (decrease) in net asset value	(.08)	(.16)	.38
Net asset value, ending	$16.13	$16.21	$16.37

Total return*	.67%	.34%	5.65%
Ratios to average net assets: A
Net investment income	1.15%	1.14%	1.40%
Total expenses	1.80%	1.78%	1.86%
Expenses before offsets	1.80%	1.78%	1.86%
Net expenses	1.80%	1.78%	1.86%
Portfolio turnover	168%	166%	187%
Net assets, ending (in thousands)	$194,133	$228,366	$258,843

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010
Net asset value, beginning	$16.58	$16.41
Income from investment operations:
Net investment income	.21	.29
Net realized and unrealized gain (loss)	(.41)	.38
Total from investment operations	(.20)	.67
Distributions from:
Net investment income	(.27)	(.27)
Net realized gain	(.12)	(.23)
Total distributions	(.39)	(.50)
Total increase (decrease) in net asset value	(.59)	.17
Net asset value, ending	$15.99	$16.58

Total return*	(1.25%)	4.18%
Ratios to average net assets: A
Net investment income	1.30%	1.79%
Total expenses	1.79%	1.80%
Expenses before offsets	1.79%	1.80%
Net expenses	1.79%	1.80%
Portfolio turnover	263%	226%
Net assets, ending (in thousands)	$311,299	$337,866

See notes to financial highlights.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 39

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.35	$16.51	$16.12
Income from investment operations:
Net investment income	.40	.39	.44
Net realized and unrealized gain (loss)	(.08)	(.13)	.66
Total from investment operations	.32	.26	1.10
Distributions from:
Net investment income	(.40)	(.41)	(.46)
Net realized gain	—	(.01)	(.25)
Total distributions	(.40)	(.42)	(.71)
Total increase (decrease) in net asset value	(.08)	(.16)	.39
Net asset value, ending	$16.27	$16.35	$16.51

Total return*	1.97%	1.64%	7.05%
Ratios to average net assets: A
Net investment income	2.46%	2.44%	2.72%
Total expenses	.48%	.49%	.55%
Expenses before offsets	.48%	.49%	.55%
Net expenses	.48%	.49%	.55%
Portfolio turnover	168%	166%	187%
Net assets, ending (in thousands)	$231,420	$157,557	$100,874

	Years Ended
	September 30,	September 30,
Class I Shares	2011 (z)	2010
Net asset value, beginning	$16.71	$16.53
Income from investment operations:
Net investment income	.43	.50
Net realized and unrealized gain (loss)	(.42)	.39
Total from investment operations	.01	.89
Distributions from:
Net investment income	(.48)	(.48)
Net realized gain	(.12)	(.23)
Total distributions	(.60)	(.71)
Total increase (decrease) in net asset value	(.59)	.18
Net asset value, ending	$16.12	$16.71

Total return*	.05%	5.53%
Ratios to average net assets: A
Net investment income	2.57%	3.07%
Total expenses	.49%	.51%
Expenses before offsets	.49%	.51%
Net expenses	.49%	.51%
Portfolio turnover	263%	226%
Net assets, ending (in thousands)	$85,310	$59,348

See notes to financial highlights.

40 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.40	$16.56	$16.18
Income from investment operations:
Net investment income	.36	.36	.40
Net realized and unrealized gain (loss)	(.08)	(.13)	.66
Total from investment operations	.28	.23	1.06
Distributions from:
Net investment income	(.36)	(.38)	(.43)
Net realized gain	—	(.01)	(.25)
Total distributions	(.36)	(.39)	(.68)
Total increase (decrease) in net asset value	(.08)	(.16)	.38
Net asset value, ending	$16.32	$16.40	$16.56

Total return*	1.70%	1.41%	6.77%
Ratios to average net assets: A
Net investment income	2.17%	2.19%	2.48%
Total expenses	.76%	.73%	.81%
Expenses before offsets	.76%	.73%	.81%
Net expenses	.76%	.73%	.81%
Portfolio turnover	168%	166%	187%
Net assets, ending (in thousands)	$400,932	$329,595	$304,223

	Years Ended
	September 30,	September 30,
Class Y Shares	2011 (z)	2010
Net asset value, beginning	$16.79	$16.59
Income from investment operations:
Net investment income	.40	.43
Net realized and unrealized gain (loss)	(.43)	.42
Total from investment operations	(.03)	.85
Distributions from:
Net investment income	(.46)	(.42)
Net realized gain	(.12)	(.23)
Total distributions	(.58)	(.65)
Total increase (decrease) in net asset value	(.61)	.20
Net asset value, ending	$16.18	$16.79

Total return*	(.20%)	5.24%
Ratios to average net assets: A
Net investment income	2.38%	2.72%
Total expenses	.79%	.80%
Expenses before offsets	.79%	.80%
Net expenses	.79%	.80%
Portfolio turnover	263%	226%
Net assets, ending (in thousands)	$455,764	$1,062,397

See notes to financial highlights.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 41

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

42 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

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and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

44 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 45

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
12	Report of Independent Registered Public Accounting Firm
13	Statement of Net Assets
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Notes to Financial Statements
28	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
33	Trustee and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

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Performance

For the 12-month period ended September 30, 2014, the Calvert Long-Term Income Fund (Class A shares at NAV) returned 11.36%. Its benchmark index, the Barclays Long U.S. Credit Index, returned 13.58% for the same period. The Fund’s relative underper-formance stemmed primarily from its allocation to out-of-benchmark, high-yield securities. Positive contributors included exposure to the out-of-benchmark securitized (also called asset-backed) sector.

Market Review

During the 12-month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies. U.S. economic growth was choppy, with the weather-induced

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January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target rate.1 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably2 grew in the neighborhood of 2%, in line with the average rate since the Great Recession.3 Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securities. The Barclays Long U.S. Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.4 However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but finished September significantly lower at 2.52%, while yields on two-year Treasury notes rose from 0.33% to 0.58% during the period. Overseas, as price deflation and recession threatened the eurozone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency

CALVERT LONG-TERM
INCOME FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	4.20%	11.36%

Barclays Long
U.S. Credit
Index	5.23%	13.58%

Lipper
BBB-Rated
Corporate Debt
Funds Average	2.78%	6.81%

	30 Days Ended
SEC Yield	9/30/14	9/30/13
Class A	2.68%	3.35%

% of Total
Economic Sectors	Investments
Corporate	78.8%
Financial Institutions	15.9%
Industrial	61.8%
Utility	1.1%
Government Related	2.0%
Agency	0.7%
Local Authority	1.3%
Municipal	0.2%
Government Public Service	0.1%
Utility	0.1%
Securitized	2.0%
Asset-Backed Securities	0.2%
Commercial Mortgage-Backed
Securities	1.8%
Short-Term Investments	5.6%
Treasury	11.4%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 7

CALVERT LONG-TERM
INCOME FUND
September 30, 2014

Average Annual Total Returns

Class A	(with max. load)
One year	7.16%
Five year	6.50%
Since inception (12/31/2004)	7.52%

proved strong relative to those of Japan, China, and Europe, where growth was disappointing.

Fund Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate. The Fund underperformed its passive benchmark, the Barclays Long U.S. Credit Index, by 222 basis points.5 The Fund’s opportunistic allocation to high-yield securities, which are not held in the Index, was the main detractor from performance. Non-investment-grade (high yield) bonds broadly underperformed investment-grade benchmark sectors. Our relative under-allocation to government-related sectors relative to the Index also detracted.

At the end of the reporting period, the Fund’s duration6 was 12.68 years versus 13.33 years for the Index, a positioning the Fund has maintained as a measure of risk protection against rising interest rates. The yield curve flattened throughout the majority of the reporting period, with short-term interest rates rising and intermediate- and long-term rates falling. The Fund’s overall overweight to the long end of the yield curve contributed positively to performance. The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, added to performance.

Our security selections in the Banking, Consumer Cyclical, and Consumer Non-Cyclical sectors contributed positively to Fund returns and outperformed the Index. However, our selections in the Energy and Communications sectors were a main detractor from performance.

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields

8	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end Class A sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.28%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015.

In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

2. Assuming Q3 GDP growth at a 3% annualized pace.

3. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

4. Barclays U.S. Treasury Index.

5. A basis point is 0.01 percentage points.

6. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

10	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Actual	$1,000.00	$1,041.97	$6.42
Hypothetical	$1,000.00	$1,018.78	$6.35
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund: We have audited the accompanying statement of net assets of the Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five- year period then ended, in conformity with U.S. generally accepted accounting principles.

12	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

	Principal
Asset-Backed Securities - 1.2%	Amount	Value
American Homes 4 Rent:
3.786%, 10/17/36 (e)	$450,000	$450,046
4.29%, 10/17/36 (e)	200,000	200,124
4.705%, 10/17/36 (e)	235,000	235,143
JGWPT XXXII LLC, 4.48%, 1/15/75 (e)	150,000	146,490

Total Asset-Backed Securities (Cost $1,034,885)		1,031,803

Commercial Mortgage-Backed Securities - 0.7%
CSMC Trust, 4.185%, 9/15/37 (e)	200,000	207,438
WFRBS Commercial Mortgage Trust:
3.497%, 8/15/47 (e)	200,000	162,600
4.234%, 8/15/47 (r)	200,000	196,186

Total Commercial Mortgage-Backed Securities (Cost $576,114)		566,224

Corporate Bonds - 78.6%
21st Century Fox America, Inc., 5.40%, 10/1/43	500,000	546,355
AbbVie, Inc., 4.40%, 11/6/42	500,000	469,735
Aetna, Inc., 4.50%, 5/15/42	500,000	491,884
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	—
Ally Financial, Inc., 2.434%, 12/1/14 (r)	500,000	499,434
America Movil SAB de CV, 4.375%, 7/16/42	500,000	464,872
American International Group, Inc., 4.125%, 2/15/24	600,000	623,249
American Tower Corp., 4.70%, 3/15/22	500,000	523,404
Amgen, Inc., 5.15%, 11/15/41	1,000,000	1,055,467
Anadarko Petroleum Corp., 4.50%, 7/15/44	500,000	481,755
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	750,000	672,881
Apache Corp., 4.75%, 4/15/43	500,000	499,668
Apple, Inc., 3.85%, 5/4/43	750,000	695,431
AT&T, Inc., 4.35%, 6/15/45	1,200,000	1,102,982
Bank of America Corp., 4.125%, 1/22/24	900,000	917,195
Barrick North America Finance LLC, 5.75%, 5/1/43	250,000	247,420
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	500,000	489,580
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	1,000,000	1,010,501
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	1,000,000	1,121,545
Cemex SAB de CV:
5.234%, 9/30/15 (e)(r)	1,000,000	1,022,950
6.50%, 12/10/19 (e)	250,000	258,125
CenturyLink, Inc.:
6.45%, 6/15/21	250,000	267,500
7.65%, 3/15/42	400,000	394,000
Chesapeake Energy Corp., 4.875%, 4/15/22	500,000	502,500

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 13

	Principal
Corporate Bonds - Cont’d	Amount	Value
Citigroup, Inc., 5.50%, 9/13/25	$800,000	$871,207
Comcast Corp., 4.65%, 7/15/42	500,000	516,298
ConAgra Foods, Inc., 4.65%, 1/25/43	830,000	801,538
Continental Resources, Inc., 4.90%, 6/1/44	250,000	243,714
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	900,000	992,024
Cummins, Inc., 4.875%, 10/1/43	300,000	333,775
CVS Pass-Through Trust, 6.036%, 12/10/28	289,654	334,988
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	400,000	413,592
Devon Energy Corp., 4.75%, 5/15/42	500,000	497,372
DineEquity, Inc., 9.50%, 10/30/18	500,000	525,625
Discover Bank, 7.00%, 4/15/20	500,000	591,531
Dow Chemical Co., 4.625%, 10/1/44	300,000	288,725
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	1,008,751
Duke Energy Progress, Inc., 4.10%, 5/15/42	500,000	497,184
Eaton Corp.:
4.00%, 11/2/32	500,000	494,644
4.15%, 11/2/42	500,000	476,522
Ecolab, Inc., 5.50%, 12/8/41	1,000,000	1,144,835
Enterprise Products Operating LLC:
4.85%, 8/15/42	500,000	513,471
4.85%, 3/15/44	500,000	507,876
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	200,000	226,000
Ford Motor Co., 4.75%, 1/15/43	700,000	700,585
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	300,000	344,947
Freeport-McMoRan, Inc., 5.45%, 3/15/43	250,000	254,907
General Electric Capital Corp., 3.45%, 5/15/24	1,000,000	1,002,961
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	600,000	639,071
General Electric Co., 4.50%, 3/11/44	1,000,000	1,036,745
Genworth Holdings, Inc., 4.80%, 2/15/24	250,000	256,480
Gilead Sciences, Inc., 4.80%, 4/1/44	1,000,000	1,050,962
Glencore Finance Canada Ltd., 3.60%, 1/15/17 (e)	125,000	129,970
Goldman Sachs Group, Inc., 4.00%, 3/3/24	900,000	906,462
Heineken NV, 4.00%, 10/1/42 (e)	1,000,000	918,742
Hercules Offshore, Inc., 8.75%, 7/15/21 (e)	500,000	435,000
Home Depot, Inc., 4.40%, 3/15/45	400,000	404,386
Illinois Tool Works, Inc., 3.90%, 9/1/42	500,000	476,065
Innovation Ventures LLC / Innovation Ventures
Finance Corp., 9.50%, 8/15/19 (e)	250,000	245,000
Intel Corp., 4.80%, 10/1/41	250,000	260,686
International Paper Co., 4.80%, 6/15/44	200,000	193,705
JPMorgan Chase & Co.:
3.625%, 5/13/24	600,000	595,997
3.875%, 9/10/24	250,000	245,086
Kinder Morgan Energy Partners LP, 5.40%, 9/1/44	300,000	295,004
Kinder Morgan, Inc., 5.00%, 2/15/21 (e)	500,000	521,250
Kraft Foods Group, Inc., 3.50%, 6/6/22	1,000,000	1,012,225

14	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Kroger Co., 5.15%, 8/1/43	$1,000,000	$1,069,318
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	750,000	772,500
Leucadia National Corp., 6.625%, 10/23/43	400,000	415,346
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	750,000	766,516
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	98,966
Lowe's Co.'s, Inc., 4.65%, 4/15/42	250,000	260,057
LYB International Finance BV, 5.25%, 7/15/43	250,000	269,312
Macy's Retail Holdings, Inc., 5.125%, 1/15/42	500,000	521,675
Massachusetts Institute of Technology, 3.959%, 7/1/38	500,000	507,159
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	250,000	241,666
Methanex Corp., 5.25%, 3/1/22	1,000,000	1,099,105
MetLife, Inc., 4.875%, 11/13/43	500,000	531,995
Molson Coors Brewing Co., 5.00%, 5/1/42	1,000,000	1,005,312
Morgan Stanley, 5.00%, 11/24/25	1,100,000	1,150,391
National Oilwell Varco, Inc., 3.95%, 12/1/42	500,000	471,236
NBCUniversal Media LLC, 4.45%, 1/15/43	1,000,000	1,002,479
Newmont Mining Corp., 4.875%, 3/15/42	250,000	210,772
NII Capital Corp., 7.625%, 4/1/21 (p)*	1,000,000	190,000
Northrop Grumman Corp., 4.75%, 6/1/43	250,000	256,967
NYU Hospitals Center, 4.428%, 7/1/42	1,000,000	966,414
Oracle Corp.:
4.30%, 7/8/34	200,000	201,448
4.50%, 7/8/44	200,000	202,464
PacifiCorp, 4.10%, 2/1/42	400,000	395,172
Pernod Ricard SA, 5.50%, 1/15/42 (e)	500,000	551,738
Perrigo Co. plc, 5.30%, 11/15/43 (e)	500,000	539,949
Prudential Financial, Inc., 4.60%, 5/15/44	300,000	297,150
Rogers Communications, Inc., 5.00%, 3/15/44	250,000	254,885
SABMiller Holdings, Inc.:
3.75%, 1/15/22 (e)	780,000	795,038
4.95%, 1/15/42 (e)	500,000	520,319
Shell International Finance BV, 4.55%, 8/12/43	400,000	422,982
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	205,000	207,050
Standard Chartered plc, 3.95%, 1/11/23 (e)	800,000	778,619
Sysco Corp., 4.50%, 10/2/44	500,000	503,653
Target Corp., 4.00%, 7/1/42	250,000	232,004
Time Warner Cable, Inc., 5.50%, 9/1/41	300,000	337,704
Time Warner, Inc.:
5.375%, 10/15/41	250,000	265,575
4.90%, 6/15/42	500,000	499,651
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	300,000	290,481
United Technologies Corp., 4.50%, 6/1/42	500,000	523,189
Verizon Communications, Inc.:
5.05%, 3/15/34	1,500,000	1,589,265
6.55%, 9/15/43	500,000	624,696
4.862%, 8/21/46 (e)	375,000	376,062

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 15

	Principal
Corporate Bonds - Cont’d	Amount	Value
Verizon Communications, Inc.: - Cont’d
5.012%, 8/21/54 (e)	$589,000	$591,796
Viacom, Inc.:
4.50%, 2/27/42	500,000	471,134
5.25%, 4/1/44	250,000	258,376
Vodafone Group plc, 4.375%, 2/19/43	100,000	90,445
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	500,000	484,375
Wal-Mart Stores, Inc., 4.00%, 4/11/43	1,200,000	1,167,284
Williams Co.'s, Inc., 5.75%, 6/24/44	1,000,000	982,542
Williams Partners LP:
5.40%, 3/4/44	250,000	265,144
4.90%, 1/15/45	250,000	243,840
Zoetis, Inc., 4.70%, 2/1/43	500,000	502,746

Total Corporate Bonds (Cost $64,314,631)		64,838,303

Municipal Obligations - 1.5%
Connecticut Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	1,000,000	1,104,440
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	94,262

Total Municipal Obligations (Cost $1,083,605)		1,198,702

U.S. Government Agencies and Instrumentalities - 0.7%
Tennessee Valley Authority, 2.875%, 9/15/24	550,000	545,868

Total U.S. Government Agencies and Instrumentalities
(Cost $544,173)		545,868

U.S. Treasury Obligations - 11.3%
United States Treasury Bonds, 3.375%, 5/15/44	7,145,000	7,377,213
United States Treasury Notes:
1.75%, 9/30/19	325,000	324,568
2.375%, 8/15/24	1,640,000	1,621,038

Total U.S. Treasury Obligations (Cost $9,335,215)		9,322,819

Time Deposit - 5.6%
State Street Bank Time Deposit, 0.069%, 10/1/14	4,621,555	4,621,555

Total Time Deposit (Cost $4,621,555)		4,621,555

TOTAL INVESTMENTS (Cost $81,510,178) - 99.6%		82,125,274
Other assets and liabilities, net - 0.4%		363,355
Net Assets - 100%		$82,488,629

See notes to financial statements.

16 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

Net Assets Consist of:
Paid-in capital applicable to 4,793,009 shares of beneficial interest,
unlimited number of no par value shares authorized	$80,341,447
Undistributed net investment income	5,690
Accumulated net realized gain (loss) .	1,531,943
Net unrealized appreciation (depreciation) .	609,549

Net Assets	$82,488,629

Net Asset Value Per Share	$17.21

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	3	12/14	$656,531	($195)
Ultra U.S. Treasury Bonds	94	12/14	14,335,000	(188,442)
Total Purchased				($188,637)

Sold:
5 Year U.S. Treasury Notes	39	12/14	$4,612,055	$17,242
10 Year U.S. Treasury Notes	213	12/14	26,548,453	165,848
Total Sold				$183,090

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) Security is in default and is no longer accruing interest. During the year, $28,170 of interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation

See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 17

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$3,897,885
Total investment income .	3,897,885

Expenses:
Investment advisory fee .	346,057
Administrative fees	237,914
Transfer agency fees and expenses .	196,938
Distribution Plan expenses .	216,286
Trustees' fees and expenses	11,141
Custodian fees	31,570
Accounting fees .	8,873
Registration fees .	11,773
Reports to shareholders .	1,560
Professional fees	33,827
Total expenses	1,095,939
Reimbursement from Advisor	(14,509)
Net expenses	1,081,430

Net Investment Income	2,816,455

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,441,395
Futures	1,302,893
2,744,288

Change in unrealized appreciation (depreciation) on:
Investments	3,550,408
Futures	(213,424)
3,336,984

Net Realized and Unrealized Gain (Loss)	6,081,272

Increase (Decrease) in Net Assets
Resulting From Operations	$8,897,727

See notes to financial statements.

18	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$2,816,455	$5,394,985
Net realized gain (loss)	2,744,288	2,345,391
Change in unrealized appreciation (depreciation)	3,336,984	(16,498,162)

Increase (Decrease) in Net Assets
Resulting From Operations	8,897,727	(8,757,786)

Distributions to shareholders from:
Net investment income	(2,817,761)	(5,416,574)
Net realized gain	(1,845,766)	(12,614,238)
Total distributions .	(4,663,527)	(18,030,812)

Capital share transactions:
Shares sold	24,271,035	41,866,240
Reinvestment of distributions	4,430,330	16,385,977
Redemption fees	1,504	4,221
Shares redeemed	(63,427,732)	(135,970,628)
Total capital share transactions .	(34,724,863)	(77,714,190)

Total Increase (Decrease) in Net Assets	(30,490,663)	(104,502,788)

Net Assets
Beginning of year	112,979,292	217,482,080
End of year (including undistributed net investment
income of $5,690 and $4,962, respectively)	$82,488,629	$112,979,292

Capital Share Activity
Shares sold	1,428,298	2,378,419
Reinvestment of distributions	270,128	916,387
Shares redeemed	(3,830,310)	(7,880,315)
Total capital share activity	(2,131,884)	(4,585,509)

See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 19

NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during

20	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ sig-

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 21 nificantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$1,031,803	—	$1,031,803
Commercial mortgage-backed	—	566,224	—	566,224
securities
Corporate debt	—	64,838,303	**	64,838,303
Municipal obligations	—	1,198,702	—	1,198,702
U.S. government obligations	—	9,868,687	—	9,868,687
Other debt obligations	—	4,621,555	—	4,621,555
TOTAL	—	$82,125,274	**	$82,125,274
Other financial instruments***	($5,547)	—	—	($5,547)

* For a complete listing of investments, please refer to the Statement of Net Assets. ** Level 3 securities represent 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts

22	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year, 5 year, 10 year, 30 year, and Ultra U.S. Treasury Bond and Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 67 contracts and $2,186,707 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 23 from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets. At year end, $135,381 was payable.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is 1.25%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% of the average daily net assets. Under the terms of the agreement, $19,091 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly,

24	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

of .25% of the Fund’s average daily net assets of Class A. Under the terms of the agreement, $17,355 was payable at year end.

CID received $7,129 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $3,356 for the year ended September 30, 2014. Under the terms of the agreement, $941 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $87,975,626 and $121,039,641, respectively. U.S. government security purchases and sales were $151,552,212 and $149,762,682, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2014, such sales transactions were $1,105,855. The realized gain on the sales transactions was $105,675.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$2,817,761	$14,667,202
Long-term capital gain	1,845,766	3,363,610
Total	$4,663,527	$18,030,812

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,973,187
Unrealized (depreciation)	(1,525,751)
Net unrealized appreciation/(depreciation)	$447,436
Undistributed ordinary income	$360,165
Undistributed long-term capital gain	$1,339,581
Federal income tax cost of investments	$81,677,838

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax

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differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	$2,034
Accumulated net realized gain (loss)	(2,034)

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by the Fund under the agreement were as follows:

	Weighted Average	Maximum Amount	Month of Maximum
Average Daily Balance	Interest Rate	Borrowed	Amount Borrowed
$46,235	1.35%	$1,958,968	November 2013

Note E — Regulatory Matters

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $381,095 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

26 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

Note F — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.31	$18.89	$17.77
Income from investment operations:
Net investment income	.54	.54	.48
Net realized and unrealized gain (loss)	1.25	(1.47)	1.77
Total from investment operations	1.79	(.93)	2.25
Distributions from:
Net investment income	(.55)	(.55)	(.50)
Net realized gain	(.34)	(1.10)	(.63)
Total distributions	(.89)	(1.65)	(1.13)
Total increase (decrease) in net asset value	.90	(2.58)	1.12
Net asset value, ending	$17.21	$16.31	$18.89

Total return*	11.36%	(5.42%)	13.28%
Ratios to average net assets: A
Net investment income	3.26%	3.03%	2.70%
Total expenses	1.27%	1.28%	1.28%
Expenses before offsets	1.25%	1.25%	1.25%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	289%	272%	406%
Net assets, ending (in thousands)	$82,489	$112,979	$217,482

	Years Ended
	September 30,	September 30,
Class A Shares	2011	2010^
Net asset value, beginning	$17.95^	$17.32^
Income from investment operations:
Net investment income	.58	.58
Net realized and unrealized gain (loss)	.51^	1.50^
Total from investment operations	1.09	2.08
Distributions from:
Net investment income	(.59)	(.57)
Net realized gain	(.68)	(.88)
Total distributions	(1.27)	(1.45)
Total increase (decrease) in net asset value	(.18)	.63
Net asset value, ending	$17.77	$17.95^

Total return*	6.45%^,^^	12.78%^
Ratios to average net assets: A
Net investment income	3.26%	3.47%
Total expenses	1.32%	1.42%
Expenses before offsets	1.25%	1.25%
Net expenses	1.25%	1.25%
Portfolio turnover	498%	596%
Net assets, ending (in thousands)	$173,700	$139,775^

See notes to financial highlights.

28 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ The Financial Highlights for the year 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.

^^ The total return was revised from the previously reported amount of 6.63%.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

30	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 31

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
22	Statement of Operations
23	Statements of Changes in Net Assets
25	Notes to Financial Statements
36	Financial Highlights
40	Explanation of Financial Tables
41	Proxy Voting
42	Availability of Quarterly Portfolio Holdings
43	Trustee and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 5

Performance

For the 12-month period ended September 30, 2014, Calvert Ultra-Short Income Fund (Class A shares at NAV) returned 0.92%. Its benchmark index, the Barclays 9–12 Months Short Treasury Index, returned 0.23% for the same period. The Fund’s outperformance was the result primarily of its allocation to corporate and securitized (also called asset-backed) bonds, which are not held in the Index.

Market Review

During the 12-month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies. U.S. economic growth was choppy, with the weather-induced January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target

6	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

rate.1 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably2 grew in the neighborhood of 2%, in line with the average rate since the Great Recession.3 Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securities. The Barclays Long Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.4 However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but finished September significantly lower at 2.52%, while yields on two-year Treasury notes rose from 0.33% to 0.58% during the period. Overseas, as price deflation and recession threatened the euro zone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency proved strong relative to those of Japan, China, and Europe, where growth was disappointing

CALVERT ULTRA-SHORT
INCOME FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	0.31%	0.92%
Class I**	0.35%	1.10%
Class Y	0.34%	1.04%
Barclays 9-12
Months Short
Treasury Index	0.14%	0.23%
Lipper Ultra-Short
Obligations
Funds Average	0.27%	0.71%

	30 Days Ended
SEC Yield	9/30/13	9/30/14
Class A	0.21%	0.60%
Class I	—	0.85%
Class Y	0.48%	0.62%

% of Total
Economic Sectors	Investments
Corporate	42.8%
Financial Institutions	18.1%
Industrial	24.7%
Securitized	47.4%
Asset-Backed Securities	28.4%
Commercial Mortgage-Backed
Securities	15.0%
Mortgage-Backed
Pass-Through	4.0%
Short-Term Investments	9.8%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

** Calvert Ultra Short Income Fund first offered Class I shares on January 31, 2014.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 7

CALVERT ULTRA-SHORT
INCOME FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-0.36%
Five year	1.26%
Since inception (10/31/2006)	2.69%

Class I Shares*
One year	1.10%
Five year	1.54%
Since inception (10/31/2006)	2.86%

Class Y Shares**
One year	1.04%
Five year	1.70%
Since inception (10/31/2006)	2.97%

* Calvert Ultra Short Income Fund first offered Class I shares on January 31, 2014. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

** Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Fund Strategy

During the 12-month reporting period, the Fund maintained a significant allocation to investment-grade corporate bonds, securi-tized assets, and a percentage of short-term, non-investment grade (high yield) bonds. The Index, in comparison, includes only short-term Treasury securities. The Fund also maintained a significant allocation to floating-rate securities, which typically are less sensitive to changes in interest rates. Strong results in these areas relative to Treasuries accounted for the Fund’s outperformance during the period.

Specifically, the Fund’s corporate holdings benefitted from spread compression during the latter half of the reporting period. A spread is the difference in yield between bonds that have the same maturity but different credit quality (e.g., a two-year Treasury and a two-year AA-rated corporate bond). Spread compression occurs when the yield of a previously higher-yield ing bond falls. Holdings in the Banking and Consumer asset-backed (ABS) sectors were the strongest performers and contributed the most to the Fund’s total return.

In terms of positive performance factors, the Fund’s relatively short duration,5 compared with the Index, helped mitigate the negative price effects of interest-rate increases over the 12-month reporting period. As of September 30, 2014, the Fund had an effective duration of 0.12 years, versus 0.8 years for the Index. The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, did not materially impact performance.

The Fund’s significant allocation to floating-rate notes, which have essentially zero interest-rate duration, also served as an effective tool for reducing the Fund’s sensitivity to changes in interest rates. As of September 30, floating-rate notes accounted for 54% of the Fund’s net assets.

Broadly speaking, structured assets tended to outperform over the reporting period, a trend the Fund successfully positioned for, especially during the later months of the period. Fund positions in the Banking sector were beneficial, as were holdings in securitized

8 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.02%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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assets, especially short subprime automobile securities and collateralized mortgage-backed securities (CMBS).

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015. In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

2. Assuming Q3 GDP growth at a 3% annualized pace.

3. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

4. Barclays U.S. Treasury Index.

5. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

10	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,003.08	$3.97
Hypothetical	$1,000.00	$1,021.11	$4.00
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,003.45	$2.51
Hypothetical	$1,000.00	$1,022.56	$2.53
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,003.39	$3.55
Hypothetical	$1,000.00	$1,021.53	$3.58
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 0.50% and 0.71% for Class A, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund: We have audited the accompanying statement of net assets of the Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five- year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

	Principal
Asset-Backed Securities - 31.2%	Amount	Value
American Credit Acceptance Receivables Trust:
1.89%, 7/15/16 (e)	$222,349	$222,538
1.64%, 11/15/16 (e)	628,295	629,231
1.32%, 2/15/17 (e)	3,684,629	3,690,322
1.14%, 3/12/18 (e)	4,819,197	4,824,489
1.45%, 4/16/18 (e)	4,349,003	4,365,020
0.99%, 8/10/18 (e)	9,749,477	9,703,654
2.28%, 9/17/18 (e)	500,000	503,491
2.78%, 9/17/18 (e)	4,100,000	4,134,128
2.84%, 5/15/19 (e)	3,080,000	3,115,158
American Homes 4 Rent:
1.25%, 6/17/31 (e)(r)	6,968,759	6,926,870
1.60%, 6/17/31 (e)(r)	3,550,000	3,504,677
BCC Funding VIII LLC, 1.794%, 6/20/20 (e)	1,518,400	1,516,122
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	589,234	591,638
CarFinance Capital Auto Trust:
1.65%, 7/17/17 (e)	2,084,395	2,089,220
1.75%, 11/15/17 (e)	3,404,265	3,416,241
1.46%, 12/17/18 (e)	11,067,390	11,086,902
1.44%, 11/16/20 (e)	9,768,391	9,766,535
Carnow Auto Receivables Trust, 0.96%, 1/17/17 (e)	10,000,000	9,946,000
Chesapeake Funding LLC:
1.756%, 11/7/23 (e)(r)	200,000	202,054
1.406%, 4/7/24 (e)(r)	1,164,870	1,174,840
1.156%, 1/7/25 (e)(r)	2,680,000	2,696,777
Colony American Homes, 1.60%, 5/17/31 (e)(r)	1,000,000	980,720
CPS Auto Receivables Trust:
2.82%, 4/16/18 (e)	281,230	283,185
4.94%, 4/16/18 (e)	23,904	23,946
1.54%, 7/16/18 (e)	2,521,024	2,530,161
1.21%, 8/15/18 (e)	4,043,562	4,042,765
1.11%, 11/15/18 (e)	4,607,709	4,598,816
1.31%, 2/15/19 (e)	3,500,000	3,500,781
1.31%, 6/15/20 (e)	300,102	299,629
CPS Auto Trust:
1.64%, 4/16/18 (e)	4,461,010	4,481,722
1.48%, 3/16/20 (e)	1,373,979	1,378,041
Credit Acceptance Auto Loan Trust:
2.20%, 9/16/19 (e)	1,513,489	1,519,580
1.52%, 3/16/20 (e)	900,000	903,023
Exeter Automobile Receivables Trust:
3.18%, 3/15/17 (e)	704,161	707,884
1.30%, 6/15/17 (e)	547,833	548,725

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	Principal
Asset-Backed Securities - Cont’d	Amount	Value
Exeter Automobile Receivables Trust - Cont’d
1.29%, 10/16/17 (e)	$3,494,662	$3,500,253
1.49%, 11/15/17 (e)	4,961,605	4,978,137
2.22%, 12/15/17 (e)	6,250,000	6,309,863
1.29%, 5/15/18 (e)	3,839,805	3,846,175
2.41%, 5/15/18 (e)	1,000,000	1,008,713
1.06%, 8/15/18 (e)	2,575,560	2,576,148
First Investors Auto Owner Trust, 1.47%, 5/15/18 (e)	573,100	575,065
Flagship Credit Auto Trust:
3.32%, 10/16/17 (e)	1,552,061	1,573,418
1.32%, 4/16/18 (e)	3,337,117	3,341,869
1.94%, 1/15/19 (e)	5,651,530	5,665,970
1.21%, 4/15/19 (e)	4,610,565	4,605,240
GMAT Trust, 3.72%, 2/25/44 (e)(r)	1,538,531	1,542,677
HLSS Servicer Advance Receivables Trust, 1.244%, 1/17/45 (e)	13,000,000	13,007,800
Invitation Homes Trust:
1.40%, 12/17/30 (e)(r)	4,935,531	4,940,061
2.10%, 12/17/30 (e)(r)	7,000,000	6,899,977
1.254%, 9/17/31 (e)(r)	3,500,000	3,491,656
Navistar Financial Dealer Note Master Trust:
0.825%, 1/25/18 (e)(r)	2,360,000	2,361,699
0.835%, 9/25/18 (e)(r)	700,000	701,604
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	1,356,615	1,356,584
New Residential Advance Receivables Trust, 1.274%, 3/15/45 (e)	2,500,000	2,502,750
Prestige Auto Receivables Trust:
3.90%, 7/16/18 (e)	214,103	214,877
5.18%, 7/16/18 (e)	534,000	536,973
Santander Drive Auto Receivables Trust:
3.11%, 5/16/16	110,308	110,836
1.33%, 5/15/17	2,000,000	2,005,538
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	3,999,623	3,977,221
Sierra Timeshare Receivables Funding LLC:
4.23%, 4/20/26 (e)	1,469,436	1,515,720
2.84%, 11/20/28 (e)	4,910,532	5,000,591
3.58%, 11/20/28 (e)	1,091,229	1,118,212
2.66%, 8/20/29 (e)	3,240,463	3,277,742
1.59%, 11/20/29 (e)	2,076,717	2,078,140
2.39%, 11/20/29 (e)	232,104	234,193
2.07%, 3/20/30 (e)	2,534,747	2,540,450
2.42%, 3/20/30 (e)	1,480,144	1,480,177
2.70%, 10/20/30 (e)	1,786,052	1,782,694
Silver Bay Realty Trust, 1.604%, 9/17/31 (e)(r)	2,000,000	1,959,742
SLM Private Credit Student Loan Trust, 0.434%, 6/15/23 (r)	4,556,000	4,421,703
SLM Private Education Loan Trust, 1.304%, 1/15/26 (e)(r)	2,000,000	2,020,016
SNAAC Auto Receivables Trust:
3.11%, 6/15/17 (e)	226,026	226,251
1.14%, 7/16/18 (e)	530,434	531,052

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	Principal
Asset-Backed Securities - Cont’d	Amount	Value
SNAAC Auto Receivables Trust - Cont’d
1.03%, 9/17/18 (e)	$2,905,424	$2,904,848
SoFi Professional Loan Program LLC, 1.806%, 6/25/25 (e)(r)	8,950,242	8,987,609
SpringCastle America Funding LLC, 2.70%, 5/25/23 (e)	12,000,000	11,970,000
Springleaf Funding Trust, 2.58%, 9/15/21 (e)	7,950,000	8,006,119
Synchrony Credit Card Master Note Trust, 1.154%, 5/15/19 (r)	1,530,000	1,536,726
United Auto Credit Securitization Trust:
2.22%, 12/15/17 (e)	1,312,000	1,318,636
2.90%, 12/15/17 (e)	2,600,000	2,629,481
3.12%, 3/15/18 (e)	4,000,000	4,017,184
US Residential Opportunity Fund Trust, 3.466%, 3/25/34 (e)(r)	778,153	779,081
VOLT XXI LLC, 3.625%, 11/25/53 (e)(r)	821,080	823,149
VOLT XXIV LLC, 3.25%, 11/25/53 (e)(r)	1,068,414	1,070,264
Westlake Automobile Receivables Trust, 0.70%, 5/15/17 (e)	350,000	350,006

Total Asset-Backed Securities (Cost $264,274,282)		264,115,775

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 5.0%
CAM Mortgage Trust:
2.60%, 5/15/48 (e)(r)	7,209,440	7,209,108
3.352%, 12/15/53 (e)(r)	537,548	537,757
Fannie Mae Connecticut Avenue Securities:
1.755%, 1/25/24 (r)	10,043,118	10,059,167
1.00%, 5/25/24 (r)	9,372,299	9,224,723
1.355%, 7/25/24 (r)	10,543,468	10,469,284
Freddie Mac Structured Agency Credit Risk Debt Notes,
1.605%, 11/25/23 (r)	4,213,471	4,214,655

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $41,968,620)		41,714,694

Commercial Mortgage-Backed Securities - 11.9%
BAMLL Commercial Mortgage Securities Trust,
1.654%, 9/15/26 (e)(r)	2,000,000	1,997,478
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	2,246,161	2,271,476
Boca Hotel Portfolio Trust, 1.304%, 8/15/26 (e)(r)	2,132,233	2,133,668
CGBAM Commercial Mortgage Trust:
1.254%, 5/15/30 (e)(r)	3,000,000	3,003,000
1.314%, 5/15/30 (e)(r)	4,521,579	4,538,015
1.354%, 2/15/31 (e)(r)	5,000,000	4,993,710
COMM Mortgage Trust, 1.207%, 6/8/30 (e)(r)	2,000,000	2,001,362
Commercial Mortgage Pass Through Certificates:
1.804%, 6/11/27 (e)(r)	6,500,000	6,492,629
1.757%, 6/8/30 (e)(r)	5,000,000	5,005,195
CSMC Trust:
1.46%, 2/15/29 (e)(r)	4,500,000	4,504,433

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	Principal
Commercial Mortgage-Backed Securities - Cont’d	Amount	Value
CSMC Trust - Cont’d
1.96%, 2/15/29 (e)(r)	$1,000,000	$1,001,875
2.41%, 2/15/29 (e)(r)	1,000,000	1,003,114
Del Coronado Trust, 0.954%, 3/15/26 (e)(r)	4,286,000	4,281,003
Extended Stay America Trust:
0.856%, 12/5/31 (e)(r)	5,000,000	4,989,420
0.956%, 12/5/31 (e)(r)	4,332,768	4,332,768
1.256%, 12/5/31 (e)(r)	5,000,000	5,000,825
GP Portfolio Trust, 2.104%, 2/15/27 (e)(r)	5,000,000	5,006,190
Hilton USA Trust:
1.156%, 11/5/30 (e)(r)	6,500,000	6,500,000
1.656%, 11/5/30 (e)(r)	3,000,000	3,001,890
JP Morgan Chase Commercial Mortgage Securities Trust:
1.654%, 7/17/26 (e)(r)	2,100,000	2,103,917
1.054%, 4/15/27 (e)(r)	6,320,000	6,324,715
1.854%, 6/15/29 (e)(r)	5,700,000	5,688,554
0.934%, 4/15/30 (e)(r)	2,870,000	2,868,158
1.304%, 4/15/30 (e)(r)	1,150,000	1,148,497
Morgan Stanley Capital I, Inc.:
0.254%, 10/15/20 (e)(r)	181,459	181,429
0.284%, 10/15/20 (e)(r)	440,000	439,749
ORES NPL LLC, 3.00%, 3/27/24 (e)	3,285,102	3,285,246
Wachovia Bank Commercial Mortgage Trust:
0.234%, 6/15/20 (e)(r)	1,713,721	1,705,306
0.294%, 6/15/20 (e)(r)	1,423,471	1,396,909
Wells Fargo Commercial Mortgage Trust, 1.504%, 2/15/27 (e)(r)	3,000,000	3,000,000

Total Commercial Mortgage-Backed Securities
(Cost $100,137,528)		100,200,531

Corporate Bonds - 42.5%
Ally Financial, Inc., 6.75%, 12/1/14	2,618,000	2,631,090
America Movil SAB de CV, 1.235%, 9/12/16 (r)	7,500,000	7,583,842
American Express Co., 0.825%, 5/22/18 (r)	4,000,000	4,034,508
ArcelorMittal:
4.25%, 2/25/15	8,000,000	8,030,000
4.25%, 8/5/15	1,200,000	1,219,500
AT&T, Inc.:
1.148%, 11/27/18 (r)	4,000,000	4,070,236
0.905%, 3/11/19 (r)	10,000,000	10,074,270
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
2.984%, 12/1/17 (r)	2,700,000	2,676,375
Bank of America Corp., 1.274%, 1/15/19 (r)	3,500,000	3,549,914
Bank of America NA, 0.534%, 6/15/17 (r)	16,000,000	15,890,192
BB&T Corp., 1.094%, 6/15/18 (r)	2,000,000	2,035,232
BP Capital Markets plc:
0.743%, 5/10/18 (r)	1,000,000	1,002,179

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	Principal
Corporate Bonds - Cont’d	Amount	Value
BP Capital Markets plc: - Cont’d
0.864%, 9/26/18 (r)	$5,000,000	$5,031,545
Branch Banking & Trust Co., 0.554%, 9/13/16 (r)	4,700,000	4,691,601
Capital One Financial Corp., 0.877%, 11/6/15 (r)	5,000,000	5,023,195
Cemex SAB de CV:
5.234%, 9/30/15 (e)(r)	12,200,000	12,479,990
4.984%, 10/15/18 (e)(r)	3,000,000	3,180,000
CenturyLink, Inc., 5.00%, 2/15/15	5,000,000	5,037,500
Chesapeake Energy Corp., 3.484%, 4/15/19 (r)	2,000,000	2,005,000
Cisco Systems, Inc., 0.734%, 3/1/19 (r)	1,000,000	1,007,397
Citigroup, Inc.:
0.502%, 6/9/16 (r)	14,102,000	14,025,468
1.003%, 4/8/19 (r)	6,000,000	6,023,844
ConAgra Foods, Inc., 1.30%, 1/25/16	1,000,000	1,004,054
Constellation Brands, Inc., 8.375%, 12/15/14	1,780,000	1,801,360
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	3,099,000	3,250,076
DineEquity, Inc., 9.50%, 10/30/18	6,000,000	6,307,500
DISH DBS Corp., 6.625%, 10/1/14	5,000,000	5,000,000
Everest Reinsurance Holdings, Inc., 5.40%, 10/15/14	6,685,000	6,696,518
Fifth Third Bancorp, 0.653%, 12/20/16 (r)	4,000,000	3,991,176
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	2,287,000	2,304,152
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	750,000	784,362
1.483%, 5/9/16 (r)	2,000,000	2,027,450
3.984%, 6/15/16	1,500,000	1,571,056
1.013%, 1/17/17 (r)	3,000,000	3,025,215
0.753%, 9/8/17 (r)	2,000,000	2,002,300
0.803%, 12/6/17 (r)	4,000,000	4,006,232
1.065%, 3/12/19 (r)	5,000,000	5,019,585
Gannett Co., Inc., 7.125%, 9/1/18	402,000	417,075
General Electric Capital Corp.:
0.884%, 7/12/16 (r)	5,000,000	5,043,355
0.941%, 4/2/18 (r)	7,000,000	7,079,863
Gilead Sciences, Inc., 2.40%, 12/1/14	1,000,000	1,003,598
Glencore Funding LLC:
1.398%, 5/27/16 (e)(r)	5,000,000	5,034,520
1.594%, 1/15/19 (e)(r)	10,000,000	10,074,760
Goldman Sachs Group, Inc., 1.334%, 11/15/18 (r)	17,000,000	17,295,154
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	2,000,000	2,010,270
HSBC Bank plc, 0.874%, 5/15/18 (e)(r)	2,000,000	2,017,230
International Lease Finance Corp., 8.625%, 9/15/15	2,500,000	2,644,000
JPMorgan Chase & Co., 1.134%, 1/25/18 (r)	5,000,000	5,090,310
JPMorgan Chase Bank, 0.564%, 6/13/16 (r)	4,000,000	3,998,328
Kansas City Southern de Mexico SA de CV, 0.935%, 10/28/16 (r)	7,000,000	7,037,380
Lockheed Martin Corp., 2.125%, 9/15/16	1,000,000	1,022,964
Macquarie Bank Ltd., 1.026%, 3/24/17 (e)(r)	3,000,000	3,026,454
Masco Corp., 4.80%, 6/15/15	750,000	767,812

18	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
McKesson Corp., 0.634%, 9/10/15 (r)	$3,000,000	$3,003,948
Metropolitan Life Global Funding I, 0.764%, 7/15/16 (e)(r)	6,000,000	6,048,072
Morgan Stanley, 0.973%, 7/23/19 (r)	13,500,000	13,518,969
NBCUniversal Enterprise, Inc., 0.919%, 4/15/18 (e)(r)	2,000,000	2,020,110
Nissan Motor Acceptance Corp.:
0.934%, 9/26/16 (e)(r)	7,500,000	7,560,458
0.784%, 3/3/17 (e)(r)	3,000,000	3,010,056
NOVA Chemicals Corp., 8.625%, 11/1/19	9,058,000	9,465,610
Oracle Corp., 0.814%, 1/15/19 (r)	10,000,000	10,101,600
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	3,200,000	3,232,000
PAETEC Holding Corp., 9.875%, 12/1/18	2,000,000	2,115,000
Penske Truck Leasing Co. LP / PTL Finance Corp.,
3.125%, 5/11/15 (e)	1,530,000	1,551,619
Prudential Financial, Inc., 1.014%, 8/15/18 (r)	1,000,000	1,009,162
QVC, Inc., 7.375%, 10/15/20 (e)	750,000	798,980
Qwest Corp., 7.50%, 10/1/14	1,540,000	1,540,000
Regions Financial Corp., 7.75%, 11/10/14	8,903,000	8,967,039
Royal Bank of Canada, 0.692%, 9/9/16 (r)	5,000,000	5,032,010
Santander Holdings USA, Inc., 3.00%, 9/24/15	1,000,000	1,018,190
Seagate HDD Cayman, 6.875%, 5/1/20	4,340,000	4,600,400
SunTrust Bank, 0.525%, 8/24/15 (r)	2,177,000	2,174,993
SunTrust Banks, Inc., 3.50%, 1/20/17	500,000	524,417
Total Capital International SA, 0.803%, 8/10/18 (r)	2,000,000	2,019,122
TransCanada PipeLines Ltd., 0.914%, 6/30/16 (r)	3,000,000	3,024,450
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,526,316
Verizon Communications, Inc.:
2.50%, 9/15/16	1,000,000	1,026,292
0.632%, 6/9/17 (r)	2,000,000	2,004,772
1.984%, 9/14/18 (r)	6,000,000	6,320,520
1.005%, 6/17/19 (r)	2,000,000	2,027,724
Volkswagen International Finance NV, 0.671%, 11/18/16 (e)(r)	3,000,000	3,013,968
Warrior Roofing Manufacturing of Georgia LLC VRDN, 0.40%,
12/15/34 (r)†	535,000	535,000
Western Union Co., 1.234%, 8/21/15 (r)	5,000,000	5,024,365
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,004,236
Zoetis, Inc., 1.15%, 2/1/16	1,000,000	1,002,167

Total Corporate Bonds (Cost $356,711,482)		359,478,552

Floating Rate Loans(d) - 0.9%
Albertson's Holdings LLC, 6.25%, 8/25/19 (r)	3,500,000	3,470,250
Dunkin' Brands, Inc., 3.25%, 2/7/21 (r)	3,323,012	3,227,475
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	954,385	936,888

Total Floating Rate Loans (Cost $7,727,358)		7,634,613

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 19

	Principal
Municipal Obligations - 1.3%	Amount	Value
Albany New York IDA Civic Facilities Revenue VRDN,
1.00%, 5/1/27 (r)†	$405,000	$405,000
Caddo Parish Industrial Development Board, Inc. Revenue VRDN,
0.70%, 2/1/33 (r)†	1,985,000	1,985,000
CIDC-Hudson House LLC New York Revenue VRDN,
0.50%, 12/1/34 (r)†	1,940,000	1,940,000
City of Old Town Maine Solid Waste Disposal Revenue VRDN,
0.24%, 12/1/24 (r)†	1,400,000	1,400,000
Los Angeles California MFH Revenue VRDN, 0.24%, 12/15/34 (r)†	75,000	75,000
New York State MMC Corp. Revenue VRDN, 0.38%, 11/1/35 (r)†	4,100,000	4,100,000
Prentiss County Mississippi Industrial Development Revenue VRDN,
0.65%, 10/1/17 (r)†	1,150,000	1,150,000

Total Municipal Obligations (Cost $11,055,000)		11,055,000

Time Deposit - 8.6%
State Street Bank Time Deposit, 0.069%, 10/1/14	72,646,126	72,646,126

Total Time Deposit (Cost $72,646,126)		72,646,126

TOTAL INVESTMENTS (Cost $854,520,396) - 101.4%		856,845,291
Other assets and liabilities, net - (1.4%)		(11,631,843)
Net Assets - 100%		$845,213,448

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 40,084,384 shares outstanding		$623,394,674
Class I: 129 shares outstanding		2,012
Class Y: 14,083,587 shares outstanding		220,708,370
Undistributed net investment income		47,125
Accumulated net realized gain (loss)		(1,254,985)
Net unrealized appreciation (depreciation)		2,316,252

Net Assets		$845,213,448

Net Asset Value Per Share
Class A (based on net assets of $624,968,410)		$15.59
Class I (based on net assets of $2,014)		$15.60
Class Y (based on net assets of $220,243,024)		$15.64

See notes to financial statements.

20	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
2 Year U.S. Treasury Notes	426	12/14	$93,227,438	($10,335)
5 Year U.S. Treasury Notes	4	12/14	473,031	1,692
Total Sold				($8,643)

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:

IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
 plc: Public Limited Company
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 21

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$12,025,615
Total investment income	12,025,615

Expenses:
Investment advisory fee	2,551,287
Administrative fees	2,126,071
Transfer agency fees and expenses	1,201,405
Distribution Plan expenses:
Class A	1,688,551
Trustees' fees and expenses	87,745
Custodian fees	75,844
Accounting fees	112,215
Registration fees	41,707
Reports to shareholders	77,528
Professional fees	89,323
Miscellaneous	188,993
Total expenses	8,240,669
Reimbursement from Advisor:
Class A	(1,716,668)
Class I	(21,704)
Net expenses	6,502,297

Net Investment Income	5,523,318

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,894,872
Futures	(156,032)
1,738,840

Change in unrealized appreciation (depreciation) on:
Investments	633,293
Futures	35,697
668,990

Net Realized and Unrealized Gain (Loss)	2,407,830

Increase (Decrease) in Net Assets
Resulting From Operations	$7,931,148

See notes to financial statements.

22	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$5,523,318	$3,342,174
Net realized gain (loss)	1,738,840	2,083,499
Change in unrealized appreciation (depreciation)	668,990	(770,123)

Increase (Decrease) in Net Assets
Resulting From Operations	7,931,148	4,655,550

Distributions to shareholders from:
Net investment income:
Class A shares	(4,455,629)	(3,085,615)
Class I shares	(12)	—
Class Y shares	(1,377,850)	(1,212,646)
Total distributions	(5,833,491)	(4,298,261)

Capital share transactions:
Shares sold:
Class A shares	219,047,027	333,499,926
Class I shares	2,000	—
Class Y shares	215,845,655	182,331,258
Shares issued from merger (See Note E):
Class A shares	245,814,207	83,599,239
Reinvestment of distributions:
Class A shares	3,915,550	2,478,368
Class I shares	12	—
Class Y shares	973,476	826,821
Redemption fees:
Class A shares	7,399	4,580
Class Y shares	11,146	20,526
Shares redeemed:
Class A shares	(380,581,607)	(214,046,101)
Class Y shares	(151,552,632)	(110,423,916)
Total capital share transactions	153,482,233	278,290,701

Total Increase (Decrease) in Net Assets	155,579,890	278,647,990

Net Assets
Beginning of year	689,633,558	410,985,568
End of year (including undistributed net investment income of
$47,125 and $40,410, respectively)	$845,213,448	$689,633,558

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	14,046,473	21,446,083
Class I shares	128	—
Class Y shares	13,797,519	11,689,550
Shares issued from merger (See Note E):
Class A shares	15,781,029	5,376,579
Reinvestment of distributions:
Class A shares	251,039	159,382
Class I shares	1	—
Class Y shares	62,245	53,019
Shares redeemed:
Class A shares	(24,402,100)	(13,760,394)
Class Y shares	(9,689,637)	(7,078,825)
Total capital share activity	9,846,697	17,885,394

See notes to financial statements.

24	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Note A –– Significant Accounting Policies

General: Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, I (which commenced operations on January 31, 2014), and Y. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 25

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of

26	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$264,115,775	—	$264,115,775
Collateralized mortgage-backed	—	41,714,694	—	41,714,694
obligations
Commercial mortgage-backed	—	100,200,531	—	100,200,531
securities
Corporate debt	—	359,478,552	—	359,478,552
Municipal obligations	—	11,055,000	—	11,055,000
Other debt obligations	—	80,280,739	—	80,280,739
TOTAL	—	$856,845,291	—	$856,845,291
Other financial instruments**	($8,643)	—	—	($8,643)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may

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have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year and 5 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 94 contracts and $3,592,178 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a

28	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets and .29% of all assets above $1 billion. Under the terms of the agreement, $208,759 was payable at year end.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016 (January 31, 2015 for Class I). The contractual expense caps are .89%, .50%, and .84% for Class A, I, and Y, respectively. The Advisor contractually agreed to further limit net annual fund operating expenses to .79% and .74% for Class A and Y, respectively, through September 30, 2014. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At year end, $212,565 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of Classes A and Y. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $173,964 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $130,603 was payable at year end.

CID received $29,697 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $98,756 for the year ended September 30, 2014. Under the terms of the agreement, $8,640 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

Note C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,166,761,077 and $1,082,757,558, respectively. U.S. government security purchases and sales were $101,695,512 and $108,699,587, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2014, such purchase and sales transactions were $189,340,564 and $135,520,000, respectively. There were no gains or losses on these sale transactions.

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Capital Loss Carryforward
Expiration Date
30-Sep-17	($4,366)
30-Sep-18	(348)

No Expiration Date
Short-term	($1,258,914)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$5,833,491	$4,298,261
Total	$5,833,491	$4,298,261

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,541,645
Unrealized (depreciation)	(1,216,750)
Net unrealized appreciation/(depreciation)	$2,324,895

Undistributed ordinary income	$47,125
Capital loss carryforward	($1,263,628)

Federal income tax cost of investments	$854,520,396

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and expired capital losses.

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Undistributed net investment income	$316,888
Accumulated net realized gain (loss)	(315,036)
Paid-in capital	(1,852)

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by the Fund under the agreement were as follows:

	Weighted Average	Maximum Amount	Month Of Maximum
Average Daily Balance	Interest Rate	Borrowed	Amount Borrowed
$102,818	1.35%	$14,667,291	March 2014

Note E — Reorganizations

On June 4, 2013, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert Money Market Portfolio (“Money Market”), Calvert Cash Reserves Institutional Prime Fund (“Institutional Prime”), Calvert First Government Money Market Fund (“First Government”), and Calvert Tax-Free Reserves Money Market Portfolio (“Tax-Free”) in exchange for Class A shares of the acquiring portfolio, Calvert Ultra-Short Income Fund (“Ultra-Short”), and the assumption of the liabilities of Money Market, Institutional Prime, First Government, and Tax-Free. Shareholders approved the Plan at a meeting on September 20, 2013.

The reorganization of First Government took place on October 25, 2013.

The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
First Government, Class O	52,046,075	Ultra-Short, Class A	3,342,715	$52,057,073
First Government, Class B	680,349	Ultra-Short, Class A	43,696	$680,520
First Government, Class C	1,752,620	Ultra-Short, Class A	112,564	$1,752,866

For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from First Government was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

32 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
		Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

First Government	$54,490,459	$—	Ultra-Short	$671,008,816

Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$5,529,124 (a)
Net realized and change in unrealized gain (loss)	$2,407,990 (b)
on investments
Net increase (decrease) in assets from operations	$7,937,114

(a) $5,523,318 as reported, plus $5,806 from pre-merger First Government.

(b) $2,407,830 as reported, plus $160 from pre-merger First Government.

Because Ultra-Short and First Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of First Government that have been included in Ultra-Short’s Statement of Operations since October 25, 2013.

The reorganization of Tax-Free took place on November 15, 2013.

The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Tax-Free	191,354,400	Ultra-Short, Class A	12,282,054	$191,323,748

For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from Tax-Free was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
		Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

Tax-Free	$191,323,748	$—	Ultra-Short	$742,407,242

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Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$5,547,407 (a)
Net realized and change in unrealized gain (loss)	$2,408,449 (b)
on investments
Net increase (decrease) in assets from operations	$7,955,856

(a) $5,523,318 as reported, plus $24,089 from pre-merger Tax-Free.

(b) $2,407,830 as reported, plus $619 from pre-merger Tax-Free

Because Ultra-Short and Tax-Free sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Tax-Free that have been included in Ultra-Short’s Statement of Operations since November 15, 2013.

The reorganization of Money Market and Institutional Prime took place on September 27, 2013.

The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Money Market	81,859,389	Ultra-Short, Class A	5,264,269	$81,857,190
Institutional Prime	1,746,416	Ultra-Short, Class A	112,310	$1,742,049

For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from Money Market and Institutional Prime were carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
		Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

Money Market	$81,857,190	$—	Ultra-Short	$604,067,250

Institutional Prime	$1,742,049	$—	Ultra-Short	$604,067,250

34 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

Assuming the acquisition had been completed on October 1, 2012, Ultra-Short’s results of operations for the year ended September 30, 2013 would have been as follows:

Net investment income	$3,367,404 (a)
Net realized and change in unrealized gain (loss)	$1,316,831 (b)
on investments
Net increase (decrease) in assets from operations	$4,684,235

(a) $3,342,174 as reported, plus $11,881 and $13,349 from pre-merger Money Market and pre-merger Institutional Prime, respectively.

(b) $1,313,376 as reported, plus $460 and $2,995 from pre-merger Money Market and Institutional Prime, respectively.

Because Ultra-Short, Money Market and Institutional Prime sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Money Market and Institutional Prime that have been included in Ultra-Short’s Statement of Operations since September 27, 2013.

Note F — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.55	$15.54	$15.41
Income from investment operations:
Net investment income	.10	.10	.15
Net realized and unrealized gain (loss)	.04	.05	.22
Total from investment operations	.14	.15	.37
Distributions from:
Net investment income	(.10)	(.14)	(.24)
Net realized gain	—	—	—
Total distributions	(.10)	(.14)	(.24)
Total increase (decrease) in net asset value	.04	.01	.13
Net asset value, ending	$15.59	$15.55	$15.54

Total return*	.92%	.96%	2.45%
Ratios to average net assets: A
Net investment income	.62%	.67%	1.03%
Total expenses	1.04%	1.02%	1.05%
Expenses before offsets	.79%	.89%	.89%
Net expenses	.79%	.89%	.89%
Portfolio turnover	154%	223%	210%
Net assets, ending (in thousands)	$624,968	$535,029	$329,197

	Years Ended
	September 30,	September 30,
Class A Shares	2011	2010
Net asset value, beginning	$15.77	$15.58
Income from investment operations:
Net investment income	.22	.21
Net realized and unrealized gain (loss)	(.19)	.27
Total from investment operations	.03	.48
Distributions from:
Net investment income	(.31)	(.20)
Net realized gain	(.08)	(.09)
Total distributions	(.39)	(.29)
Total increase (decrease) in net asset value	(.35)	.19
Net asset value, ending	$15.41	$15.77

Total return*	.23%	3.07%
Ratios to average net assets: A
Net investment income	1.31%	1.46%
Total expenses	1.06%	1.08%
Expenses before offsets	.89%	.89%
Net expenses	.89%	.89%
Portfolio turnover	208%	268%
Net assets, ending (in thousands)	$383,102	$241,254

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

Period Ended
September 30,
Class I Shares	2014 ^^ (z)
Net asset value, beginning	$15.58
Income from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss)	.02
Total from investment operations	.11
Distributions from:
Net investment income	(.09)
Net realized gain	—
Total distributions	(.09)
Total increase (decrease) in net asset value	.02
Net asset value, ending	$15.60

Total return*	.73%
Ratios to average net assets: A
Net investment income	.90% (a)
Total expenses	1,629.57% (a)
Expenses before offsets	.50% (a)
Net expenses	.50% (a)
Portfolio turnover	154%
Net assets, ending (in thousands)	$2

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.60	$15.58	$15.46
Income from investment operations:
Net investment income	.12	.14	.20
Net realized and unrealized gain (loss)	.04	.05	.20
Total from investment operations	.16	.19	.40
Distributions from:
Net investment income	(.12)	(.17)	(.28)
Net realized gain	—	—	—
Total distributions	(.12)	(.17)	(.28)
Total increase (decrease) in net asset value	.04	.02	.12
Net asset value, ending	$15.64	$15.60	$15.58

Total return*	1.04%	1.26%	2.61%
Ratios to average net assets: A
Net investment income	.75%	.88%	1.26%
Total expenses	.67%	.66%	.67%
Expenses before offsets	.67%	.66%	.67%
Net expenses	.67%	.66%	.67%
Portfolio turnover	154%	223%	210%
Net assets, ending (in thousands)	$220,243	$154,605	$81,789

	Periods Ended
	September 30,	September 30,
Class Y Shares	2011	2010^
Net asset value, beginning	$15.81	$15.67
Income from investment operations:
Net investment income	.26	.07
Net realized and unrealized gain (loss)	(.19)	.14
Total from investment operations	.07	.21
Distributions from:
Net investment income	(.34)	(.07)
Net realized gain	(.08)	—
Total distributions	(.42)	(.07)
Total increase (decrease) in net asset value	(.35)	.14
Net asset value, ending	$15.46	$15.81

Total return*	.47%	1.35%
Ratios to average net assets: A
Net investment income	1.47%	1.69% (a)
Total expenses	.67%	.75% (a)
Expenses before offsets	.67%	.75% (a)
Net expenses	.67%	.75% (a)
Portfolio turnover	208%	62%
Net assets, ending (in thousands)	$85,987	$37,270

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.

^ From May 28, 2010 inception.

^^ From January 31, 2014 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s

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expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 41

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
27	Financial Highlights
31	Explanation of Financial Tables
33	Proxy Voting
33	Availability of Quarterly Portfolio Holdings
34	Trustee and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 5

Performance

For the 12-month period ended September 30, 2014, the Calvert Government Fund (Class A shares at NAV) returned 1.49%. Its benchmark index, the Barclays U.S. Government Index, returned 2.28% for the same period. The Fund’s relative underper-formance was largely the result of its shorter-than-benchmark duration and yield-curve positioning.

Market Review

During the 12 month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies. U.S. economic growth was choppy, with the weather-induced January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target rate.1 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably2 grew in the neighborhood of 2%, in line with the average rate since the Great Recession.3

6	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED)

CALVERT
GOVERNMENT FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Corporate	4.3%
Financial Institutions	2.3%
Industrial	2.0%
Government Related	20.6%
Agency	19.3%
Supranational	1.3%
Securitized	3.2%
Asset-Backed Securities	0.7%
Collateralized Mortgage
Obligations	0.3%
Commercial Mortgage-
Backed Securities	1.5%
Mortgage-Backed
Passthrough	0.7%
Short-Term Investments	0.4%
Treasury	71.5%
Total	100%

CALVERT
GOVERNMENT FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	0.97%	1.49%
Class C	0.53%	0.53%
Class I	1.19%	1.86%

Barclays U.S.
Government
Index	1.67%	2.28%

Lipper
General U.S.
Government
Funds Average	1.89%	2.89%

	30 Days Ended
SEC Yield	9/30/13	9/30/14
Class A	1.01%	1.07%
Class C	0.04%	0.13%
Class I	1.37%	1.42%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securities. The

Barclays Long Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.4 However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but finished September significantly lower at 2.52%, while yields on two-year Treasury notes rose from 0.33% to 0.58% during the period. Overseas, as price deflation and recession threatened the eurozone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency proved strong relative to those of Japan, China, and Europe, where growth was disappointing.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 7

CALVERT
GOVERNMENT FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-2.20%
Five year	2.25%
Since inception (12/31/2008)	3.33%

Class C Shares	(with max. load)
One year	-0.34%
Five year	2.01%
Since inception (12/31/2008)	3.00%

Class I Shares*
One year	1.86%
Five year	3.24%
Since inception (12/31/2008)	4.20%

* Calvert Government Fund first offered Class I shares on April 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

Portfolio Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate, with widely fluctuating bond yields and uneven economic growth. The U.S. real gross domestic product (GDP) growth rate ranged from a high of 4.6% to a low of -2.1% during the year. The 10-year Treasury yield ranged between 2.34% and 3.03%, but ended the year at 2.49%—just 12 basis points5 below its starting yield of 2.61%.

The Fund’s shorter-than-benchmark duration6 and yield-curve strategies were the key drivers of underperformance relative to the Index. The yield curve flattened throughout the majority of the year, with short-term interest rates rising and intermediate- and long-term rates falling. The Fund’s overall overweight to the under-performing intermediate area of the yield curve ultimately detracted from returns. Partly compensating for these results was strong performance from our opportunistic allocation to out-of-benchmark, high-quality corporate and securitized (also called asset-backed) securities.

The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, detracted from performance.

We continue to keep the duration of the Fund shorter than that of the benchmark. Maintaining a short relative duration should help mitigate some of the negative price effects of an increase in interest rates. At the end of the reporting period, the Fund’s duration was 3.87 years and the duration of the benchmark was 5.10 years.

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

8	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.35%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 9

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015. In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

2. Assuming Q3 GDP growth at a 3% annualized pace.

3. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

4. Barclays U.S. Treasury Index.

5. A basis point is 0.01 percentage points.

6. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

10	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 11

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,009.73	$5.24
Hypothetical	$1,000.00	$1,019.85	$5.27
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,005.29	$10.25
Hypothetical	$1,000.00	$1,014.84	$10.30
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,011.89	$3.68
Hypothetical	$1,000.00	$1,021.41	$3.70
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 2.04%, and 0.73% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Government Fund: We have audited the accompanying statement of net assets of the Calvert Government Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Government Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 13

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

	Principal
Asset-Backed Securities - 1.4%	Amount	Value
American Homes 4 Rent, 3.786%, 10/17/36 (e)	$150,000	$150,015
Sierra Timeshare Receivables Funding LLC, 2.92%, 11/20/25 (e)	49,326	49,937
TAL Advantage V LLC, 3.33%, 5/20/39 (e)	97,859	97,644

Total Asset-Backed Securities (Cost $297,473)		297,596

Commercial Mortgage-Backed Securities - 0.8%
Extended Stay America Trust:
3.604%, 12/5/31 (e)	80,000	81,077
3.902%, 12/5/31 (e)	100,000	101,342

Total Commercial Mortgage-Backed Securities (Cost $181,946)		182,419

Corporate Bonds - 8.2%
Amgen, Inc., 5.15%, 11/15/41	100,000	105,547
Bank of America NA, 0.534%, 6/15/17 (r)	250,000	248,284
Citigroup, Inc., 2.55%, 4/8/19	100,000	99,924
Excalibur One 77B LLC, 1.492%, 1/1/25	48,054	45,879
Goldman Sachs Group, Inc., 4.00%, 3/3/24	50,000	50,359
JPMorgan Chase & Co., 3.625%, 5/13/24	100,000	99,333
LULWA Ltd., 1.888%, 2/15/25	221,828	214,849
North American Development Bank, 2.40%, 10/26/22	290,000	275,739
SBA Tower Trust, 3.722%, 4/15/48 (e)	220,000	218,116
Tagua Leasing LLC, 1.581%, 11/16/24	346,614	331,380
Williams Co.'s, Inc., 4.55%, 6/24/24	100,000	98,927

Total Corporate Bonds (Cost $1,807,605)		1,788,337

U.S. Government Agencies And Instrumentalities - 16.4%
Portmarnock Leasing LLC, 1.741%, 10/22/24	736,549	710,582
Private Export Funding Corp.:
4.55%, 5/15/15	1,132,000	1,162,695
2.05%, 11/15/22	1,000,000	950,203
Tennessee Valley Authority:
2.875%, 9/15/24	150,000	148,873
3.50%, 12/15/42	630,000	586,757

Total U.S. Government Agencies and Instrumentalities
(Cost $3,640,141)		3,559,110

14	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

U.S. Government Agency Mortgage-Backed	Principal
Securities - 0.9%	Amount	Value
Fannie Mae:
3.50%, 3/1/22	$140,731	$148,183
5.00%, 4/25/34	53,153	55,408

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $202,860)		203,591

U.S. Treasury Obligations - 70.8%
United States Treasury Bonds, 3.375%, 5/15/44	1,710,000	1,765,575
United States Treasury Notes:
1.00%, 9/15/17	1,245,000	1,243,055
1.75%, 9/30/19	5,125,000	5,118,194
2.00%, 8/31/21	6,640,000	6,550,254
2.375%, 8/15/24	680,000	672,138

Total U.S. Treasury Obligations (Cost $15,403,145)		15,349,216

Time Deposit - 0.4%
State Street Bank Time Deposit, 0.069%, 10/1/14	76,587	76,587

Total Time Deposit (Cost $76,587)		76,587

TOTAL INVESTMENTS (Cost $21,609,757) - 98.9%		21,456,856
Other assets and liabilities, net - 1.1%		231,198
Net Assets - 100%		$21,688,054

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 514,374 shares outstanding		$9,102,343
Class C: 163,723 shares outstanding		2,868,419
Class I: 661,768 shares outstanding		10,854,378
Undistributed net investment income		646
Accumulated net realized gain (loss)		(1,033,397)
Net unrealized appreciation (depreciation)		(104,335)

Net Assets		$21,688,054

Net Asset Value per Share
Class A (based on net assets of $8,340,016)		$16.21
Class C (based on net assets of $2,628,894)		$16.06
Class I (based on net assets of $10,719,144)		$16.20

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 15

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
2 Year U.S. Treasury Notes	1	12/14	$218,844	($65)
5 Year U.S. Treasury Notes	12	12/14	1,419,094	(6,161)
30 Year U.S. Treasury Bonds	3	12/14	413,719	(5,287)
Total Purchased				($11,513)

Sold:
10 Year U.S. Treasury Notes	65	12/14	$8,101,641	$50,611
Ultra U.S. Treasury Bonds	9	12/14	1,372,500	9,468
Total Sold				$60,079

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation

See notes to financial statements.

16 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$552,229
Total investment income	552,229

Expenses:
Investment advisory fee	92,395
Administrative fees	27,318
Transfer agency fees and expenses	37,849
Distribution Plan expenses:
Class A	25,109
Class C	31,170
Trustees' fees and expenses	3,219
Custodian fees	27,401
Registration fees	22,564
Reports to shareholders	3,009
Professional fees	31,594
Accounting fees	3,227
Miscellaneous	(9,451)
Total expenses	295,404
Reimbursement from Advisor:
Class A	(31,009)
Class C	(1,674)
Class I	(5,306)
Net expenses	257,415

Net Investment Income	294,814

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	177,507
Futures	(541,424)
(363,917)

Change in unrealized appreciation (depreciation) on:
Investments	250,609
Futures	205,944
456,553

Net Realized and Unrealized Gain (Loss)	92,636

Increase (Decrease) in Net Assets
Resulting From Operations	$387,450

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$294,814	$283,545
Net realized gain (loss)	(363,917)	(428,425)
Change in unrealized appreciation (depreciation)	456,553	(1,140,134)

Increase (Decrease) in Net Assets
Resulting From Operations	387,450	(1,285,014)

Distributions to shareholders from:
Net investment income:
Class A shares	(115,358)	(161,567)
Class C shares	(4,703)	—
Class I shares	(179,210)	(191,856)
Net realized gain:
Class A shares	—	(658,138)
Class C shares	—	(139,459)
Class I shares	—	(528,805)
Total distributions	(299,271)	(1,679,825)

Capital share transactions:
Shares sold:
Class A shares	1,400,924	9,188,697
Class C shares	271,829	1,540,939
Class I shares	3,293,180	4,023,245
Reinvestment of distributions:
Class A shares	109,093	794,343
Class C shares	4,451	131,083
Class I shares	179,210	720,661
Redemption fees:
Class A shares	401	2,699
Class C shares	—	1
Class I shares	99	403
Shares redeemed:
Class A shares	(5,910,354)	(16,608,694)
Class C shares	(1,250,864)	(2,238,748)
Class I shares	(5,669,906)	(10,402,108)
Total capital share transactions	(7,571,937)	(12,847,479)

Total Increase (Decrease) in Net Assets	(7,483,758)	(15,812,318)

Net Assets
Beginning of year	29,171,812	44,984,130
End of year (including undistributed net investment income
of $646 and $854, respectively)	$21,688,054	$29,171,812

See notes to financial statements.

18 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	86,588	545,828
Class C shares	16,974	92,485
Class I shares	203,485	245,212
Reinvestment of distributions:
Class A shares	6,737	47,245
Class C shares	278	7,844
Class I shares	11,076	42,962
Shares redeemed:
Class A shares	(365,424)	(1,004,572)
Class C shares	(78,017)	(138,415)
Class I shares	(350,353)	(630,041)
Total capital share activity	(468,656)	(791,452)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, C, and I. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

20	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts.

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Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$297,596	—	$297,596
Commercial mortgage-backed
securities	—	182,419	—	182,419
Corporate debt	—	1,788,337	—	1,788,337
U.S. government obligations	—	19,111,917	—	19,111,917
Other debt obligations	—	76,587	—	76,587
TOTAL	—	$21,456,856	—	$21,456,856
Other financial instruments**	$48,566	—	—	$48,566

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract

22	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes and Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year, 5 year, 10 year, 30 year, and Ultra U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 13 contracts and $748,260 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

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Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% (.40% prior to January 1, 2014) of the Fund’s average daily net assets. At year end, $43,118 was payable to the Advisor.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.04%, 2.04%, and .73% for Class A, C, and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% (.15% prior to January 1, 2014) for Classes A and C and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $1,818 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $3,942 was payable at year end.

CID received $2,434 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $2,521 for the year

24	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

ended September 30, 2014. Under the terms of the agreement, $201 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

Note C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $13,242,390 and $18,473,504, respectively. U.S. government security purchases and sales were $195,409,187 and $197,787,214, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2014, such sales transactions were $1,707,846. The realized loss on the sales transactions was $8,195.

Capital Loss Carryforward
No Expiration Date
Short-term	($653,753)
Long-term	(319,841)

Capital losses can be carried forward to offset future capital gains for an unlimited period. They will also retain their character as either long-term or short-term.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions Paid From:	2014	2013
Ordinary income	$299,271	$1,380,189
Long-term capital gain	—	299,636
Total	$299,271	$1,679,825

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$41,664
Unrealized (depreciation)	(205,802)
Net unrealized appreciation/(depreciation)	($164,138)
Undistributed ordinary income	$646
Capital loss carryforward	($973,594)
Federal income tax cost of investments	$21,620,994

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in asset-backed securities.

Undistributed net investment income	$4,249
Accumulated net realized gain (loss)	(4,249)

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by the Fund under the agreement were as follows:

	Weighted Average	Maximum Amount	Month Of Maximum
Average Daily Balance	Interest Rate	Borrowed	Amount Borrowed
$14,546	1.36%	$900,838	November 2013

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

26	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.16	$17.32	$17.31
Income from investment operations:
Net investment income	.18	.12	.09
Net realized and unrealized gain (loss)	.06	(.63)	.45
Total from investment operations	.24	(.51)	.54
Distributions from:
Net investment income	(.19)	(.15)	(.10)
Net realized gain	—	(.50)	(.43)
Total distributions	(.19)	(.65)	(.53)
Total increase (decrease) in net asset value	0.05	(1.16)	.01
Net asset value, ending	$16.21	$16.16	$17.32

Total return*	1.49%	(3.08%)	3.21%
Ratios to average net assets: A
Net investment income	1.13%	.70%	.55%
Total expenses	1.35%	1.45%	1.37%
Expenses before offsets	1.04%	1.04%	1.04%
Net expenses	1.04%	1.04%	1.04%
Portfolio turnover	835%	497%	311%
Net assets, ending (in thousands)	$8,340	$12,707	$20,753

	Years Ended
	September 30,	September 30,
Class A Shares	2011	2010
Net asset value, beginning	$16.63	$16.14
Income from investment operations:
Net investment income	.15	.26
Net realized and unrealized gain (loss)	.92	.88
Total from investment operations	1.07	1.14
Distributions from:
Net investment income	(.16)	(.24)
Net realized gain	(.23)	(.41)
Total distributions	(.39)	(.65)
Total increase (decrease) in net asset value	.68	.49
Net asset value, ending	$17.31	$16.63

Total return*	6.58%	7.31%
Ratios to average net assets: A
Net investment income	.95%	1.60%
Total expenses	1.89%	3.81%
Expenses before offsets	1.04%	1.05%
Net expenses	1.04%	1.04%
Portfolio turnover	668%	401%
Net assets, ending (in thousands)	$13,387	$3,951

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.00	$17.18	$17.25
Income from investment operations:
Net investment income (loss)	.02	(.05)	(.05)
Net realized and unrealized gain (loss)	.06	(.63)	.41
Total from investment operations	.08	(.68)	.36
Distributions from:
Net investment income	(.02)	—	—
Net realized gain	—	(.50)	(.43)
Total distributions	(.02)	(.50)	(.43)
Total increase (decrease) in net asset value	0.06	(1.18)	(.07)
Net asset value, ending	$16.06	$16.00	$17.18

Total return*	.53%	(4.10%)	2.15%
Ratios to average net assets: A
Net investment income (loss)	.13%	(.29%)	(.47%)
Total expenses	2.09%	2.19%	2.20%
Expenses before offsets	2.04%	2.04%	2.04%
Net expenses	2.04%	2.04%	2.04%
Portfolio turnover	835%	497%	311%
Net assets, ending (in thousands)	$2,629	$3,592	$4,511

	Years Ended
	September 30,	September 30,
Class C Shares	2011	2010
Net asset value, beginning	$16.58	$16.10
Income from investment operations:
Net investment income	**	.09
Net realized and unrealized gain (loss)	.90	.89
Total from investment operations	.90	.98
Distributions from:
Net investment income	**	(.09)
Net realized gain	(.23)	(.41)
Total distributions	(.23)	(.50)
Total increase (decrease) in net asset value	.67	.48
Net asset value, ending	$17.25	$16.58

Total return*	5.55%	6.25%
Ratios to average net assets: A
Net investment income (loss)	(.03%)	.37%
Total expenses	2.76%	7.13%
Expenses before offsets	2.04%	2.05%
Net expenses	2.04%	2.04%
Portfolio turnover	668%	401%
Net assets, ending (in thousands)	$2,119	$1,154

See notes to financial highlights.

28 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.14	$17.31	$17.30
Income from investment operations:
Net investment income	.23	.17	.15
Net realized and unrealized gain (loss)	.07	(.64)	.44
Total from investment operations	.30	(.47)	.59
Distributions from:
Net investment income	(.24)	(.20)	(.15)
Net realized gain	—	(.50)	(.43)
Total distributions	(.24)	(.70)	(.58)
Total increase (decrease) in net asset value	.06	(1.17)	.01
Net asset value, ending	$16.20	$16.14	$17.31

Total return*	1.86%	(2.85%)	3.55%
Ratios to average net assets: A
Net investment income	1.45%	1.01%	.86%
Total expenses	.77%	.88%	.79%
Expenses before offsets	.73%	.73%	.73%
Net expenses	.73%	.73%	.73%
Portfolio turnover	835%	497%	311%
Net assets, ending (in thousands)	$10,719	$12,873	$19,720

	Period Ended
	September 30,
Class I Shares	2011 #
Net asset value, beginning	$16.74
Income from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss)	.56
Total from investment operations	.64
Distributions from:
Net investment income	(.08)
Net realized gain	—
Total distributions	(.08)
Total increase (decrease) in net asset value	.56
Net asset value, ending	$17.30

Total return*	3.86%
Ratios to average net assets: A
Net investment income	1.19% (a)
Total expenses	1.06% (a)
Expenses before offsets	.73% (a)
Net expenses	.73% (a)
Portfolio turnover	668%***
Net assets, ending (in thousands)	$22,292

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front end or deferred sales charge.

** Less than $.01 per share.

*** Portfolio turnover is not annualized for periods of less than one year.

# From April 29, 2011 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 31

be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

32	www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED)

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 33

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$124,104	0%	$108,680	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$18,180	0%	$17,520	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$142,284	0%	$126,200	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
$28,146	0%*	$292,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)      This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)            The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       A copy of the registrant’s Code of Ethics.

                Attached hereto.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                /s/  Robert J. Enderson

                Robert J. Enderson

                Assistant Treasurer -- Principal Financial Officer

Date: November 24, 2014